                                                                   EXHIBIT 10.32

                    THIRD AMENDED, RESTATED AND CONSOLIDATED

                             MASTER CREDIT AGREEMENT

                           DATED AS OF MARCH 29, 2001

                                      among

                             JDN REALTY CORPORATION

                                       and

                              FLEET NATIONAL BANK,

              THE OTHER LENDERS WHICH ARE PARTIES TO THIS AGREEMENT

                                       and

                          OTHER LENDERS THAT MAY BECOME
                            PARTIES TO THIS AGREEMENT

                                       and

                              FLEET NATIONAL BANK,
                                    AS AGENT

                                       and

                             BANKERS TRUST COMPANY,
                              AS SYNDICATION AGENT

                                       and

               COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
                             AS DOCUMENTATION AGENT

                                       and

                             FLEET SECURITIES, INC.,
                                   AS ARRANGER

                                       and

                         DEUTSCHE BANC ALEX. BROWN INC.,
               AS CO-LEAD ARRANGER AND JOINT BOOK RUNNING MANAGER

                               Table of Contents

                                                                          Page
                                                                          ----
 (S)1. DEFINITIONS AND RULES OF INTERPRETATION............................   1
       (S) 1.1  Definitions...............................................   2
       (S) 1.2  Rules of Interpretation...................................  26
 (S)2. THE TERM LOAN FACILITY AND THE REVOLVING CREDIT FACILITY...........  27
       (S) 2.1  Term Loan.................................................  27
       (S) 2.2  Revolving Credit Loans....................................  27
       (S) 2.3  Facility Unused Fee.......................................  29
       (S) 2.4  Reduction and Termination of Revolving
                 Credit Commitments.......................................  29
       (S) 2.5  Swing Loan Commitment.....................................  29
       (S) 2.6  Interest on Loans.........................................  32
       (S) 2.7  Requests for Revolving Credit Loans.......................  33
       (S) 2.8  Funds for Revolving Credit Loans..........................  33
       (S) 2.9  Use of Proceeds...........................................  34
       (S) 2.10 Letters of Credit.........................................  35
       (S) 2.11 Extension of Maturity Date................................  38
 (S)3. REPAYMENT OF THE LOANS.............................................  40
       (S) 3.1  Stated Maturity...........................................  40
       (S) 3.2  Mandatory Prepayments.....................................  40
       (S) 3.3  Optional Prepayments......................................  41
       (S) 3.4  Partial Prepayments.......................................  41
       (S) 3.5  Proceeds from Debt or Equity Offering.....................  41
       (S) 3.6  Effect of Prepayments.....................................  41
 (S)4. CERTAIN GENERAL PROVISIONS.........................................  41
       (S) 4.1  Conversion Options........................................  41
       (S) 4.2  Closing Fee...............................................  42
       (S) 4.3  Agent's Fee...............................................  42
       (S) 4.4  Funds for Payments........................................  43
       (S) 4.5  Computations..............................................  44
       (S) 4.6  Inability to Determine LIBOR..............................  45

                               Table of Contents
                                  (continued)
                                                                          Page
                                                                          ----
       (S) 4.7  Illegality................................................  45
       (S) 4.8  Additional Interest.......................................  46
       (S) 4.9  Additional Costs, Etc.....................................  46
       (S) 4.10 Capital Adequacy..........................................  47
       (S) 4.11 Indemnity of Borrower.....................................  47
       (S) 4.12 Default Interest; Late Charge.............................  48
       (S) 4.13 Certificate...............................................  48
       (S) 4.14 Limitation on Interest....................................  48
       (S) 4.15 Certain Provisions Relating to Increased Costs............  49
 (S)5. COLLATERAL SECURITY................................................  49
       (S) 5.1  Collateral................................................  49
       (S) 5.2  Appraisals................................................  49
       (S) 5.3  Replacement or Addition of Mortgaged Properties...........  49
       (S) 5.4  Release of Mortgaged Property.............................  51
       (S) 5.5  Additional Guarantors.....................................  52
       (S) 5.6  Release of Certain Subsidiary Guarantors..................  53
       (S) 5.7  Release of Collateral.....................................  53
 (S)6. REPRESENTATIONS AND WARRANTIES.....................................  53
       (S) 6.1  Corporate Authority, Etc..................................  53
       (S) 6.2  Governmental Approvals....................................  54
       (S) 6.3  Title to Properties.......................................  54
       (S) 6.4  Financial Statements......................................  55
       (S) 6.5  No Material Changes.......................................  55
       (S) 6.6  Franchises, Patents, Copyrights, Etc......................  55
       (S) 6.7  Litigation................................................  55
       (S) 6.8  No Materially Adverse Contracts, Etc......................  55
       (S) 6.9  Compliance with Other Instruments, Laws, Etc..............  56
       (S) 6.10 Tax Status................................................  56
       (S) 6.11 No Event of Default.......................................  56
       (S) 6.12 Holding Company and Investment Company Acts...............  56
       (S) 6.13 Absence of UCC Financing Statements, Etc..................  56

                               Table of Contents
                                  (continued)
                                                                          Page
                                                                          ----
       (S) 6.14 Setoff, Etc...............................................  56
       (S) 6.15 Certain Transactions......................................  57
       (S) 6.16 Employee Benefit Plans....................................  57
       (S) 6.17 Disclosure................................................  58
       (S) 6.18 Trade Name; Place of Business.............................  58
       (S) 6.19 Regulations T, U and X....................................  58
       (S) 6.20 Environmental Compliance..................................  58
       (S) 6.21 Subsidiaries..............................................  60
       (S) 6.22 Leases....................................................  61
       (S) 6.23 Property..................................................  61
       (S) 6.24 Brokers...................................................  61
       (S) 6.25 Other Debt................................................  62
       (S) 6.26 Solvency..................................................  62
       (S) 6.27 No Bankruptcy Filing......................................  62
       (S) 6.28 No Fraudulent Intent......................................  62
       (S) 6.29 Transaction in Best Interests of Borrower;
                 Consideration............................................  62
       (S) 6.30 Contribution Agreement....................................  62
       (S) 6.31 Reaffirmation of Representations..........................  63
 (S)7. AFFIRMATIVE COVENANTS..............................................  63
       (S) 7.1  Punctual Payment..........................................  63
       (S) 7.2  Maintenance of Office.....................................  63
       (S) 7.3  Records and Accounts......................................  63
       (S) 7.4  Financial Statements, Certificates and Information........  63
       (S) 7.5  Notices...................................................  66
       (S) 7.6  Existence; Maintenance of Properties;
                 Rating Agency Surveillance...............................  67
       (S) 7.7  Insurance.................................................  68
       (S) 7.8  Taxes; Liens..............................................  71
       (S) 7.9  Inspection of Properties and Books........................  71
       (S) 7.10 Compliance with Laws, Contracts, Licenses,
                 and Permits..............................................  72
       (S) 7.11 Further Assurances........................................  72
       (S) 7.12 Management................................................  72

                               Table of Contents
                                  (continued)
                                                                          Page
                                                                          ----
       (S) 7.13 Leases of the Property....................................  73
       (S) 7.14 Business Operations.......................................  73
       (S) 7.15 Registered Servicemark....................................  73
       (S) 7.16 Ownership of Real Estate..................................  73
       (S) 7.17 Distributions of Income to the Borrower...................  73
       (S) 7.18 Limiting Agreements.......................................  74
       (S) 7.19 Interest Rate Contract....................................  74
       (S) 7.20 Plan Assets...............................................  74
 (S)8. NEGATIVE COVENANTS.................................................  74
       (S) 8.1  Restrictions on Indebtedness..............................  74
       (S) 8.2  Restrictions on Liens, Etc................................  75
       (S) 8.3  Restrictions on Investments...............................  76
       (S) 8.4  Merger, Consolidation.....................................  78
       (S) 8.5  Sale and Leaseback........................................  78
       (S) 8.6  Compliance with Environmental Laws........................  78
       (S) 8.7  Distributions.............................................  80
       (S) 8.8  Asset Sales...............................................  80
       (S) 8.9  Development Activity......................................  81
       (S) 8.10 Restriction on Prepayment of Indebtedness.................  81
       (S) 8.11 Zoning and Contract Changes and Compliance................  81
       (S) 8.12 Derivative Obligations....................................  81
       (S) 8.13 Bankruptcy Remote Subsidiaries............................  82
 (S)9. FINANCIAL COVENANTS................................................  82
       (S) 9.1  Borrowing Base............................................  82
       (S) 9.2  Fixed Charge Coverage.....................................  82
       (S) 9.3  Secured Debt Ratio........................................  82
       (S) 9.4  Maximum Land Assets.......................................  82
       (S) 9.5  Net Worth.................................................  82
       (S) 9.6  Liabilities to Assets Ratio...............................  82
       (S) 9.7  EBITDA Coverage...........................................  82
       (S) 9.8  Borrowing Base Assets.....................................  82

                               Table of Contents
                                  (continued)
                                                                          Page
                                                                          ----
(S)10. CLOSING CONDITIONS.................................................  83
       (S)10.1  Loan Documents............................................  83
       (S)10.2  Certified Copies of Organizational Documents..............  84
       (S)10.3  Resolutions...............................................  84
       (S)10.4  Incumbency Certificate; Authorized Signers................  84
       (S)10.5  Opinion of Counsel........................................  84
       (S)10.6  Payment of Fees...........................................  84
       (S)10.7  Insurance.................................................  84
       (S)10.8  Performance; No Default...................................  84
       (S)10.9  Representations and Warranties............................  84
       (S)10.10 Proceedings and Documents.................................  85
       (S)10.11 Eligible Real Estate Qualification Documents..............  85
       (S)10.12 Compliance Certificate....................................  85
       (S)10.13 Assignment of Original Revolving Credit Agreement
                 and Original Term Loan Agreement.........................  85
       (S)10.14 Endorsements to Title Policy..............................  85
       (S)10.15 Stockholder and Partner Consents..........................  85
       (S)10.16 Acquisition of Interest Rate Contract.....................  85
       (S)10.17 Contribution Agreement....................................  86
       (S)10.18 Other.....................................................  86
(S)11. CONDITIONS TO ALL BORROWINGS.......................................  86
       (S)11.1  Prior Conditions Satisfied................................  86
       (S)11.2  Representations True; No Default..........................  86
       (S)11.3  No Legal Impediment.......................................  86
       (S)11.4  Governmental Regulation...................................  86
       (S)11.5  Proceedings and Documents.................................  86
       (S)11.6  Borrowing Documents.......................................  87
       (S)11.7  Endorsement to Title Policy...............................  87
       (S)11.8  Future Advances Tax Payment...............................  87
(S)12. EVENTS OF DEFAULT; ACCELERATION; ETC...............................  87
       (S)12.1  Events of Default and Acceleration........................  87

                               Table of Contents
                                  (continued)
                                                                          Page
                                                                          ----
       (S)12.2  Limitation of Cure Periods................................  91
       (S)12.3  Termination of Commitments................................  93
       (S)12.4  Remedies..................................................  93
       (S)12.5  Distribution of Collateral Proceeds.......................  93
(S)13. SETOFF.............................................................  94
(S)14. THE AGENT..........................................................  95
       (S)14.1  Authorization.............................................  95
       (S)14.2  Employees and Agents......................................  95
       (S)14.3  No Liability..............................................  95
       (S)14.4  No Representations........................................  96
       (S)14.5  Payments..................................................  96
       (S)14.6  Holders of Notes..........................................  97
       (S)14.7  Indemnity.................................................  97
       (S)14.8  Agent as Lender...........................................  97
       (S)14.9  Resignation; Removal......................................  98
       (S)14.10 Duties in the Case of Enforcement.........................  98
       (S)14.11 Request for Agent Action..................................  99
       (S)14.12 Reliance on Hedge Provider................................  99
(S)15. EXPENSES...........................................................  99
(S)16. INDEMNIFICATION.................................................... 100
(S)17. SURVIVAL OF COVENANTS, ETC......................................... 101
(S)18. ASSIGNMENT AND PARTICIPATION....................................... 101
       (S)18.1  Conditions to Assignment by Lenders....................... 102
       (S)18.2  Register.................................................. 102
       (S)18.3  New Notes................................................. 103
       (S)18.4  Participations............................................ 103
       (S)18.5  Pledge by Lender.......................................... 103
       (S)18.6  No Assignment by Borrower................................. 103
       (S)18.7  Disclosure................................................ 104
       (S)18.8  Amendments to Mortgages................................... 104
       (S)18.9  Co-Agents................................................. 104

                               Table of Contents
                                  (continued)
                                                                          Page
                                                                          ----
(S)19. NOTICES............................................................ 104
(S)20. RELATIONSHIP....................................................... 105
(S)21. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE................. 105
(S)22. HEADINGS........................................................... 106
(S)23. COUNTERPARTS....................................................... 106
(S)24. ENTIRE AGREEMENT, ETC.............................................. 106
(S)25. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS..................... 106
(S)26. DEALINGS WITH THE BORROWER......................................... 107
(S)27. CONSENTS, AMENDMENTS, WAIVERS, ETC................................. 107
(S)28. SEVERABILITY....................................................... 108
(S)29. TIME OF THE ESSENCE................................................ 108
(S)30. NO UNWRITTEN AGREEMENTS............................................ 108
(S)31. REPLACEMENT NOTES.................................................. 108
(S)32. NO THIRD PARTIES BENEFITTED........................................ 108

                            EXHIBITS AND SCHEDULES
                            ----------------------

Exhibit A      FORM OF AMENDED AND RESTATED TERM LOAN NOTE

Exhibit B      FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE

Exhibit C      FORM OF SWING NOTE

Exhibit D      FORM OF ASSIGNMENT OF LEASES AND RENTS

Exhibit E      FORM OF UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

Exhibit F      FORM OF INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS

Exhibit G      FORM OF MORTGAGE

Exhibit H      FORM OF REQUEST FOR REVOLVING CREDIT LOAN

Exhibit I      FORM OF LETTER OF CREDIT REQUEST

Exhibit J      FORM OF BORROWING BASE CERTIFICATE

Exhibit K      FORM OF COMPLIANCE CERTIFICATE

Exhibit L      FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

                   THIRD AMENDED, RESTATED AND CONSOLIDATED
                            MASTER CREDIT AGREEMENT

      THIS THIRD AMENDED, RESTATED AND CONSOLIDATED MASTER CREDIT AGREEMENT (this "Agreement") is made as of the 29th day of March, 2001, by and among JDN REALTY CORPORATION, a Maryland corporation ("Borrower"), having its principal place of business at 359 East Paces Ferry Road, Suite 400, Atlanta, Georgia 30305, FLEET NATIONAL BANK ("Fleet"), the other lending institutions which are parties to this Agreement as "Lenders", and the other lending institutions that may become parties hereto pursuant to ss.18 (together with Fleet, the "Lenders"), and FLEET NATIONAL BANK, as Agent for the Lenders (the "Agent"), BANKERS TRUST COMPANY, as Syndication Agent ("Syndication Agent"), and COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Documentation Agent ("Documentation Agent").

                                     R E C I T A L S

      WHEREAS, Borrower, Wachovia Bank, N.A. ("Wachovia"), individually and as agent, and the other lenders a party thereto entered into that certain Second Amended and Restated Credit Agreement, dated as of May 19, 2000 (as the same may have been amended, the "Original Revolving Credit Agreement"), pursuant to which the lenders a party thereto agreed to provide a revolving credit facility of up to $175,000,000.00 to Borrower upon the terms and conditions set forth therein; and

      WHEREAS, Borrower, Wachovia, individually and as agent, and the other lenders a party thereto entered into that certain Amended and Restated Term Loan Credit Agreement, dated as of May 19, 2000 (as the same may have been amended, the "Original Term Loan Agreement"), pursuant to which the lenders a party thereto agreed to provide to Borrower a term loan of $100,000,000.00 upon the terms and conditions set forth therein; and

      WHEREAS, Wachovia, individually and as agent, has assigned its rights and obligations under the Original Revolving Credit Agreement and the Original Term Loan Agreement to Fleet, individually and as Agent; and

      WHEREAS, Borrower, Agent, Fleet and the Lenders desire to consolidate the Original Revolving Credit Agreement, the Original Term Loan Agreement and the indebtedness described therein, and to amend and restate the Original Revolving Credit Agreement and the Original Term Loan Agreement, as so consolidated, in their entirety; and

      NOW, THEREFORE, in consideration of the recitals herein and mutual covenants and agreements contained herein, the parties hereto hereby consolidate, amend and restate the Original Revolving Credit Agreement and the Original Term Loan Agreement in their entirety and covenant and agree as follows:

(S)1. DEFINITIONS AND RULES OF INTERPRETATION.

      (S)1.1 Definitions. The following terms shall have the meanings set forth in this (S)1 or elsewhere in the provisions of this Agreement referred to below:

            Additional Guarantor. Each additional Subsidiary of Borrower which becomes a Guarantor pursuant to (S)5.5.

            Adjusted Consolidated EBITDA. For any period, the sum of the Consolidated EBITDA for such period less the Capital Improvement Reserve.

            Affiliate. An Affiliate, as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the stock, shares, voting trust certificates, beneficial interest, partnership interests, member interests or other interests having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise, or (b) the ownership of (i) a general partnership interest, (ii) a managing member's interest in a limited liability company or (iii) a limited partnership interest or preferred stock (or other ownership interest) representing ten percent (10%) or more of the outstanding limited partnership interests, preferred stock or other ownership interests of such Person.

            Agent. Fleet National Bank, acting as administrative agent for the Lenders, and its successors and assigns.

            Agent's Head Office. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time by notice to the Borrower and the Lenders.

            Agent's Special Counsel. Long Aldridge & Norman LLP or such other counsel as selected by Agent.

            Agreement. This Third Amended, Restated and Consolidated Master Credit Agreement, including the Schedules and Exhibits hereto.

            Applicable Margin. On any date that the lower of the Ratings issued from time to time by the Rating Agencies for the Borrower is a Qualifying Rating, the Applicable Margin shall be as set forth below:

     Pricing Level          LIBOR Rate Loans          Base Rate Loans

    Pricing Level 1               1.75%                      0%

In the event that any of the Rating Agencies issues a Rating for the Borrower that is a Qualifying Rating, or in the event of any change in a Rating of the Borrower by any of the Rating Agencies, or if the Borrower's Rating, after having obtained a Qualifying Rating, shall cease at any time to be a Qualifying Rating by any of the Rating Agencies (but subject to the provisions within the definition of the term "Qualifying Rating"), such change shall effect a change in the Applicable Margin, as applicable, on the first (1st) day of the first (1st) month following the Rating Notice Date. On any date that the lower of the Ratings for the Borrower is not a Qualifying Rating, or the Borrower has not obtained a Qualifying Rating from either S&P or Moody's, the Applicable Margin shall be based upon the ratio of the Consolidated Total Liabilities of the Borrower to the Consolidated Total Assets of the Borrower as set forth below. It is the intention of the parties that if the Borrower shall only obtain a Qualifying Rating from one of S&P or Moody's without seeking a Qualifying Rating from the other of S&P or Moody's, the Borrower shall be entitled to the benefit of the Pricing Level 1 described above; provided that if the Borrower shall have obtained a Qualifying Rating from both of S&P and Moody's, the lower of the two ratings (or the loss of the Qualifying Rating from either or both of S&P or Moody's thereafter) shall control. The Borrower may obtain a Rating from Fitch in lieu of a Rating from S&P or Moody's, which Rating shall be considered for the purposes hereof, provided that in no event may a Rating from Fitch be the sole Rating for the purposes hereof.

On any date on which the Applicable Margin is to be determined based upon the ratio of the Consolidated Total Liabilities of the Borrower to the Consolidated Total Assets of the Borrower, the applicable margin set forth below based on the ratio of the Consolidated Total Liabilities of Borrower to the Consolidated Total Assets of Borrower:

--------------------------------------------------------------------------------
                                                                     Base Rate
 Pricing Level                Ratio             LIBOR Rate Loans       Loans
--------------------------------------------------------------------------------
Pricing Level 2    Less than 45%                     1.875%              0%
--------------------------------------------------------------------------------

Pricing Level 3    Greater than or equal to
                   45% but less than 50%             2.000%              0%

--------------------------------------------------------------------------------

Pricing Level 4    Greater than or equal to
                   50% but less than 55%             2.125%              0%

--------------------------------------------------------------------------------
Pricing Level 5    55% or greater                    2.250%              0%
--------------------------------------------------------------------------------

The initial Applicable Margin shall be at Pricing Level 3. The Applicable Margin shall not be adjusted based upon such ratio, if at all, until the first (1st) day of the first (1st) month following the delivery by Borrower to the Agent of the Compliance Certificate at the end of a fiscal quarter. In the event that Borrower shall fail to deliver to the Agent a quarterly Compliance Certificate on or before the date required by (S)7.4(c), then without limiting any other rights of the Agent and the Lenders under this Agreement, the Applicable Margin shall be at Pricing Level 5 until such failure is cured within any applicable cure period.

            Arranger. Fleet Securities, Inc.

            Assignment and Acceptance Agreement. See (S)18.1.

            Assignment of Hedge. The Assignment of Hedge Agreement by the Borrower to the Agent for the benefit of the Lenders pursuant to which the Interest Rate Contract described in (S)10.16 is pledged as security for the Obligations, and any financing statements that may be delivered in connection therewith.

            Assignment of Interests. The Assignment of Interests by Borrower to the Agent for the benefit of the Lenders relating to the partnership interests of Borrower in JDN Holdings and the stock of Borrower in JDN AL, JDN DCI and JDN LP, Inc., pursuant to which the Borrower's ownership interests in the Persons described therein are pledged to the Agent for the benefit of the Lenders, and each other Assignment of Interests which may hereafter be executed pursuant to
(S)5.3, as the same may be modified or amended, and any further assignments, certificates, powers, consents, acknowledgments, estoppels or financing statements that may be delivered in connection therewith, and individually any one of them.

            Assignment of Leases and Rents. Each of the assignments of leases and rents from the Borrower or a Guarantor to the Agent, as it may be modified or amended, pursuant to which there shall be assigned to the Agent for the benefit of the Lenders a security interest in the interest of the Borrower or such Guarantor as lessor with respect to all Leases of all or any part of each Mortgaged Property, each such assignment to be substantially in the form of Exhibit D annexed hereto, with such changes thereto as Agent may require as a result of state law or practice.

            Balance Sheet Date. December 31, 2000.

            Bankruptcy Code. Title 11, U.S.C.A., as amended from time to time or any successor statute thereto.

            Base Rate. The greater of (a) the fluctuating annual rate of interest announced from time to time by the Agent at the Agent's Head Office as its "prime rate" or (b) one-half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent). The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective, without notice or demand of any kind.

            Base Rate Loans. Collectively, the Revolving Credit Base Rate Loans, the Term Base Rate Loans and Swing Loans bearing interest by reference to the Base Rate.

            Base Rent. With respect to any Lease, the minimum periodic contractual rent payable thereunder, excluding reimbursement or recovery of common area maintenance or other property operating expenses and excluding percentage rent.

            Borrower. As defined in the preamble hereto.

            Borrowing Base. At any time with respect to the Borrower, the Borrowing Base shall be the Borrowing Base for Eligible Real Estate included in the Mortgaged Property owned by the Borrower or any Guarantor. The Borrowing Base for Eligible Real Estate included in the Mortgaged Property shall be the amount which is the lesser of (a) sixty percent (60%) of the sum of the Mortgaged Property Asset Value of the Mortgaged Property, and (b) the sum of the Debt Service Coverage Amounts for each Mortgaged Property, and the amount which is the lesser of (a) and (b) shall be the Borrowing Base for Eligible Real Estate included in the Mortgaged Property. Notwithstanding the foregoing, the Borrowing Base attributable to a Mortgaged Property shall not exceed the amount to which recovery under the applicable Mortgage is limited.

            Building. With respect to each Mortgaged Property or parcel of Real Estate, all of the buildings, structures and improvements now or hereafter located thereon.

            Business Day. Any day on which banking institutions located in the same city and State as the Agent's Head Office are located are open for the transaction of banking business and, in the case of LIBOR Rate Loans, which also is a LIBOR Business Day.

            Capital Improvement Reserve. With respect to any Real Estate now or hereafter owned or leased by the Borrower, any Guarantor or any of their respective Subsidiaries, a reserve for capital improvements, leasing commissions and tenant improvements in an amount equal to ten cents ($.10) multiplied by the Net Rentable Area contained therein. For purposes of this calculation, Net Rentable Area shall exclude square footage contained in Borrower's Rent Roll for any tenant who leases Real Estate pursuant to a ground lease.

            Capitalized Lease. A lease under which the discounted future rental payment obligations of the lessee or the obligor are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

            CERCLA. See (S)6.20.

            Change in Control. A Change in Control shall exist upon the occurrence of any of the following:

            (a) any two of the following Persons shall cease to hold the position set forth below: Craig Macnab -- Chief Executive Officer of Borrower; John D. Harris, Jr. -- Chief Financial Officer of Borrower; and Lee Wielansky -- President and Chief Executive Officer of JDN DCI; and a competent and experienced successor for such Persons shall not be approved by the Required Lenders within six (6) months of such event, such approval not to be unreasonably withheld; or

            (b) any Person (including a Person's Affiliates and associates) or group (as that term is understood under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder) shall have acquired after the Closing Date beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock shall have different voting powers) of the voting stock of Borrower equal to at least twenty percent (20%); or

            (c) as of any date a majority of the Board of Directors of Borrower consists of individuals who were not either (i) directors of Borrower as of the corresponding date of the previous year (provided, however, that the initial Board of Directors for reference purposes of this clause (c)(i) shall be the Board of Directors as of the Closing Date), (ii) selected or nominated to become directors by the Board of Directors of Borrower of which a majority consisted of individuals described in clause (c)(i) above, or (iii) selected or nominated to become directors by the Board of Directors of Borrower of which a majority consisted of individuals described in clause (c)(i), above and individuals described in clause (c)(ii), above.

            Closing Date. The first date on which all of the conditions set forth in (S)10 and (S)11 have been satisfied.

            Co-Arranger. Deutsche Banc Alex. Brown Inc.

            Code. The Internal Revenue Code of 1986, as amended.

            Collateral. All of the property, rights and interests of the Borrower and each Guarantor which are or are intended to be subject to the security interests, security title, liens and mortgages created by the Security Documents, including, without limitation, the Mortgaged Properties, and the Guaranty.

            Commitment. With respect to each Lender, the aggregate of (a) the Revolving Credit Commitment and (b) the Term Loan Commitment of such Lender, as set forth on Schedule 1 hereto, as the same may be changed from time to time in accordance with the terms of this Agreement.

            Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender's percentage of the Total Commitment, as the same may be changed from time to time in accordance with the terms of this Agreement.

            Compliance Certificate. See (S)7.4(c).

            Condemnation Proceeds. All compensation, awards, damages, rights of action and proceeds awarded to the Borrower or a Guarantor by reason of any Taking, net of all reasonable amounts actually expended to collect the same.

            Consolidated. With reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

            Consolidated EBITDA. With respect to any period, an amount equal to the EBITDA of Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

            Consolidated Fixed Charges. For any period, determined on a consolidated basis in accordance with GAAP, the sum of (i) Consolidated Interest Incurred for the fiscal quarter just ended and the immediately preceding fiscal quarter, plus (ii) all dividends paid or declared but not yet paid by the Borrower on preferred stock during the fiscal quarter just ended and the immediately preceding fiscal quarter, plus (iii) the aggregate amount of scheduled principal amortization paid in the fiscal quarter just ended and the immediately preceding fiscal quarter as reflected on the Borrower's most recent quarterly consolidated financial statement submitted to the Agent and the Lenders, but excluding any principal payments under this Agreement and excluding any balloon payments on other Indebtedness, plus (iv) any amounts due and payable by the Borrower or any of its Subsidiaries under any ground leases to which any of them is a party for the fiscal quarter just ended and the immediately preceding fiscal quarter.

            Consolidated Interest Expense. For any period, interest expensed in respect of Indebtedness of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

            Consolidated Interest Incurred. For any period, interest incurred on all Indebtedness of Borrower and its Subsidiaries (regardless of whether such interest was expensed or capitalized in accordance with GAAP), determined on a consolidated basis in accordance with GAAP excluding amortization of deferred loan costs.

            Consolidated Liabilities. The sum of (i) all liabilities that, in accordance with GAAP, should be classified as liabilities on a consolidated balance sheet of Borrower and its Subsidiaries and the Guarantors, and (ii) to the extent not included in clause (i) of this definition, all Redeemable Preferred Stock.

            Consolidated Net Income. For any period, the Net Income of the Borrower and its Subsidiaries determined on a consolidated basis, but excluding
(i) extraordinary items and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

            Consolidated Tangible Net Worth. The total consolidated shareholders' equity of Borrower and its Subsidiaries as determined in accordance with GAAP, and less the sum of:

            (a) the total book value of all assets of the Borrower and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including such items as goodwill, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

            (b) all amounts representing any write-up in the book value of any assets of Borrower or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date.

            Consolidated Total Assets. On a consolidated basis for the Borrower and its Subsidiaries, Consolidated Total Assets shall mean the sum of (without duplication with respect to any Real Estate):

            (i) an amount equal to the product of (x) the Net Operating Income for the two (2) fiscal quarters just ended prior to the date of determination, times (y) two (2) (which is the annualization factor), divided by (z) 0.10 (which is the capitalization rate), from each separate Real Estate owned by the Borrower or any Guarantor for at least two fiscal quarters; plus

            (ii) an amount equal to the book value as of the last day of the month just ended prior to the date of determination of Real Estate owned by the Borrower or any Guarantor for less than two fiscal quarters; plus

            (iii) the book value of Land Assets and Construction in Progress on the last day of the fiscal quarter just ended; plus

            (iv) the aggregate amount of all (x) unrestricted cash and accounts receivable which are not past due of the Borrower and the Guarantors and (y) restricted cash held by any person serving as a "qualified intermediary" for purposes of an exchange pursuant to Section 1031 of the Code on behalf of the Borrower or any Guarantor; plus

            (v) the aggregate principal amount outstanding of all Replacement Property Development Loans as to which the development of the relevant property is controlled by the Borrower, a Guarantor or an Affiliate thereof; plus

            (vi) the book value of Borrower's interests in its Subsidiaries that are not Guarantors; plus

            (vii) the book value of Borrower's Minority Interests in Persons other than its Subsidiaries.

Consolidated Total Assets will be adjusted, as appropriate, for acquisitions, dispositions and other changes to the portfolio during a quarter. Properties acquired or assets under development completed during the quarter will be valued at cost for a maximum of ninety (90) days from acquisition or completion (and until the end of the following fiscal quarter); provided that thereafter such properties shall be valued as provided in clause (i) of this definition. All income, expense and value associated with Real Estate disposed of during any quarter will be eliminated from calculations.

            Consolidated Total Liabilities. At any time, for the Borrower and its Subsidiaries, determined on a consolidated basis without duplication, the sum of (i) Consolidated Liabilities, plus (ii) all Indebtedness of the Borrower or any Subsidiary, plus (iii) the face amount of all letters of credit issued for the account of the Borrower or any Subsidiary.

            Construction in Progress. For any retail Real Estate (or related improvements), calculated on a consolidated basis for the Borrower, the Guarantors and their respective Subsidiaries and Affiliates, the sum of (x) construction-in-progress as shown from time to time on the books and records of the Borrower and the Guarantors, maintained in accordance with GAAP, plus (y) the book value, calculated in accordance with GAAP, of any Real Estate that (i) previously constituted construction-in-progress and (ii) has not yet become a Stabilized Property.

            Contribution Agreement. That certain Contribution Agreement dated of even date herewith among the Borrower, the Subsidiary Guarantors and each Additional Guarantor which may hereafter become a party thereto.

            Conversion/Continuation Request. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with
(S)4.1.

            Debt Offering. The issuance and sale by the Borrower or any Guarantor of any debt securities of the Borrower or such Guarantor; provided, however, in no event shall either of the following be considered a Debt
Offering: (i) the issuance by the Borrower or any Guarantor of debt securities which are unsecured obligations of such Person the proceeds of which are used to repay or reduce the Borrower's indebtedness pursuant to any of the Unsecured Notes in accordance with the terms of this Agreement (but only to the extent such proceeds are so used), or (ii) the issuance by the Borrower or any Guarantor of any debt securities for consideration other than for cash or cash equivalents.

            Debt Service Coverage Amount. At any time determined by the Agent, an amount equal to the maximum principal amount of Loans that may be outstanding pursuant to the following formula:

                                 Adjusted NOI
                                 ------------  = P
                                   1.5 x D

Where P =            maximum principal balance of Loans that may be outstanding

      D = the greater of (a) the greater of (i) the then-current annual yield on ten (10) year obligations issued by the United States Treasury most recently prior to the date of determination plus 2.0% payable on a 25-year mortgage style amortization schedule (expressed as a decimal), or
                     (ii) .095, and (b) the actual blended rate of interest then payable with respect to the Loans (expressed as a decimal)

      NOI = the product of (a) Net Operating Income from the Mortgaged Properties for the preceding two (2) fiscal quarters most recently ended multiplied by (b) two (2)

      Adjusted NOI = the sum of (a) NOI less (b) the Capital Improvement Reserve

Attached hereto as Schedule 2 is an example of the calculation of Debt Service Coverage Amount (such example is meant only as an illustration based upon the assumptions set forth in such example, and shall not be interpreted so as to limit the Agent in its good faith determination of the Debt Service Coverage Amount hereunder as hereinafter provided). The determination of the Debt Service Coverage Amount and the components thereof by the Agent shall, so long as the same shall be determined in good faith, be conclusive and binding absent manifest error.

            Default. See (S)12.1.

            Default Rate. See (S)4.12.

            Derivative Obligations. All Interest Rate Contracts and all other obligations of any Person in respect of any interest rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, forward equity transaction, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, forward transaction, collar transaction, currency swap, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

            Development SPE. A special purpose entity approved by the Required Lenders (which approval shall not be unreasonably withheld or delayed) formed by an unrelated party for the purpose of owning and developing property which may be purchased by the Borrower, any Guarantor or an Affiliate thereof and borrowing money for such purpose, which entity shall be restricted pursuant to its articles of incorporation from engaging in any business other than owning and developing property, and activities incidental thereto, and from incurring any Indebtedness, other than Replacement Property Development Loans and other Indebtedness incidental thereto.

            Distribution. With respect to any Person, the declaration or payment of any cash, dividend or distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person; the purchase, redemption, exchange or other retirement by such Person of any shares of any class of capital stock or other beneficial interest of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such Person to its shareholders, partners, members or other owners as such; or any other distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person; provided, however, that the dividend or distribution of common stock of a Person shall not constitute a Distribution with respect to such Person.

            Documentation Agent. As defined in the preamble.

            Dollars or $. Dollars in lawful currency of the United States of America.

            Domestic Lending Office. Initially, the office of each Lender designated as such on Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

            Drawdown Date. The date on which any Loan is made or is to be made, and the date on which any Loan which is made prior to the Maturity Date is converted in accordance with (S)4.1.

            EBITDA. With respect to any Person (or any asset of any Person) for any period, an amount equal to the sum of (a) the Net Income of such Person (or attributable to such asset) for such period plus (b) depreciation, amortization, interest expensed, income taxes and any extraordinary or non-recurring losses deducted in calculating such Net Income minus (c) any extraordinary or non-recurring gains included in calculating such Net Income, all as determined in accordance with GAAP. The Net Income of a Person (or any asset of a Person) shall be adjusted to reflect such Person's (or asset's) allocable share for the relevant period or as of the date of determination, taking into account such Person's respective ownership interest in other Persons or such assets. Notwithstanding anything in this Agreement to the contrary, any loss associated with a charge attributable to the settlement of the litigation described as items 1, 5 and 6 in Schedule 6.7 hereto shall, to the extent the same has been deducted in calculating EBITDA, be added back to EBITDA for the purposes of the covenants set forth in (S)9.2 and (S)9.7. Except as set forth in the definition of Funds from Operations, no similar adjustments shall be made in determining compliance with any other covenants set forth in this Agreement.

            Eligible Real Estate. Real Estate:

            (a) which is owned in fee (or a ground lease acceptable to the Agent in its reasonable discretion) by the Borrower or a Guarantor;

            (b) which is located within the contiguous 48 States of the continental United States, excluding those States which prescribe a "single-action" or similar rule limiting the rights of creditors secured by real property, which exclusion shall apply, without limitation, to the States of California and Washington except to the extent such exclusion is waived in writing by the Required Lenders with respect to a specific parcel of Real Estate;

            (c) which is improved by an income-producing retail shopping center consistent with Borrower's business strategy on the date of this Agreement;

            (d) as to which all of the representations set forth in (S)6 of this Agreement concerning Mortgaged Property are true and correct;

            (e) as to which the Agent and the Required Lenders, as applicable, have received and approved all Eligible Real Estate Qualification Documents, or will receive and approve them prior to inclusion of such Real Estate as a Mortgaged Property; and

            (f) which does not cause the Borrower to be in violation of the covenants set forth in (S)9.8.

            Eligible Real Estate Qualification Documents. See Schedule 3 attached hereto.

            Employee Benefit Plan. Any employee benefit plan within the meaning of (S)3(3) of ERISA maintained or contributed to by either of the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

            Environmental Engineer. National Assessment Corporation or another firm of independent professional engineers or other scientists generally recognized as expert in the detection, analysis and remediation of Hazardous Substances and related environmental matters and acceptable to the Agent in its reasonable discretion and, so long as no Default or Event of Default exists hereunder, reasonably acceptable to the Borrower.

            Environmental Laws. See (S)6.20(a).

            Equity Offering. The issuance and sale after the Closing Date by the Borrower or any Guarantor of any equity securities of such Person; provided, however, that the issuance by the Borrower or any Guarantor of any equity securities of such Person or any securities or instruments convertible, exchangeable or exercisable for equity securities of such Person to any of the following shall not be deemed an Equity Offering: (i) any Person for consideration other than for cash or cash equivalents; (ii) any Person not previously employed by the Borrower or any Guarantor as a material inducement to such Person's entering into an employment contract with the Borrower or a Guarantor; (iii) directors, officers and employees of the Borrower or any Guarantor pursuant to an incentive stock or stock option, employee stock purchase, long-term incentive or stock bonus plans, whether now in effect or adopted in the future; or (iv) any Person pursuant to a dividend reinvestment or stock purchase program sponsored by the Borrower or any Guarantor, whether now in effect or adopted in the future.

            ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

            ERISA Affiliate. Any Person which is treated as a single employer with the Borrower, the Guarantors or their respective Subsidiaries under (S)414 of the Code.

            ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

            Event of Default. See (S)12.1.

            Federal Funds Effective Rate. For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published the average of the quotations for such day on such transactions received by the Agent from three
(3) Federal funds brokers of recognized standing selected by the Agent.

            Fitch. Fitch IBCA.

            Fleet. As defined in the preamble.

            Funds from Operations. With respect to any Person for any fiscal period, an amount equal to the Net Income (or Loss) of such Person for such period, computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be recalculated to reflect funds from operations on the same basis. Notwithstanding anything in this Agreement to the contrary, non-cash impairment charges of $6,973,000.00 taken by Borrower during the year ended December 31, 2000, a non-cash charge of $5,400,000.00 taken by JDN DCI during the year ended December 31, 2000 related to the creation of a valuation allowance on deferred tax assets and any loss associated with a charge attributable to the settlement of the litigation described as items 1, 5 and 6 in Schedule 6.7 hereto shall, to the extent the same has been previously deducted in calculating Funds from Operations, be added back to Funds from Operations.

            GAAP. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Person adopting the same principles; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

            Guarantee. A Guarantee by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

            Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any ERISA

Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

            Guarantors. Collectively, the Subsidiary Guarantors and each Additional Guarantor, and individually any one of them.

            Guaranty. The Unconditional Guaranty of Payment and Performance dated of even date herewith made by the Subsidiary Guarantors and each Unconditional Guaranty of Payment and Performance which is hereafter executed by an Additional Guarantor, in favor of the Agent and the Lenders, as the same may be modified or amended, each such Guaranty to be substantially in the form of Exhibit E attached hereto.

            Hazardous Substances. See (S)6.20(b).

            Hedge Obligations. All obligations of Borrower to any Lender or an Affiliate of a Lender to make any termination payments under any agreement with respect to an interest rate swap, collar, cap or floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with the satisfaction of the condition set forth in (S)10.16, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified. Nothing herein shall require the Borrower to obtain any such agreement from any Lender or an Affiliate of a Lender.

            Indebtedness. Indebtedness of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance,
(vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any), and (x) all Indebtedness of others Guaranteed by such Person.

            Indemnity Agreements. Each of the Indemnity Agreements Regarding Hazardous Materials now or hereafter made by the Borrower and Guarantor in favor of the Agent and the Lenders, as the same may be modified or amended, pursuant to which the Borrower and each Guarantor agree to indemnify the Agent and the Lenders with respect to Hazardous Substances and Environmental Laws, each such agreement to be substantially in the form of Exhibit F annexed hereto.

            Insurance Proceeds. All insurance proceeds, damages, claims and rights of action and the right thereto under any insurance policies relating to any portion of any Collateral, net of all reasonable amounts actually expended to collect the same.

            Interest Payment Date. As to each Loan, the first (1st) day of each calendar month during the term of such Loan.

            Interest Period. With respect to each LIBOR Rate Loan (a) initially, the period commencing on the Drawdown Date of such LIBOR Rate Loan and ending one, two, three or six months thereafter, and (b) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Loan Request or Conversion/Continuation Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

            (i) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, such Interest Period shall end on the next succeeding LIBOR Business Day, unless such next succeeding LIBOR Business Day occurs in the next calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day, as determined conclusively by the Agent in accordance with the then current bank practice in London;

            (ii) if the Borrower shall fail to give notice as provided in
(S)4.1, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto; and

            (iii) no Interest Period relating to any LIBOR Rate Loan shall extend beyond the Maturity Date.

            Interest Rate Contracts. Interest rate swap, collar, cap or similar agreements providing interest rate protection.

            Investments. With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person and owned by such Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; provided, however, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each Investment any amount received as a return of capital; (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and
(d) there shall not be deducted in respect of any Investment any decrease in the value thereof.

            Issuing Lender. Fleet, in its capacity as the Lender issuing the Letters of Credit.

            JDN AL. JDN Realty AL, Inc., an Alabama corporation.

            JDN DCI. JDN Development Company, Inc., a Delaware corporation.

            JDN Holdings. JDN Realty Holdings, L.P., a Georgia limited partnership.

            JDN LP, Inc. JDN Realty LP, Inc., a Delaware corporation.

            JDN Venture. Any Person formed by the Borrower or any Subsidiary:
(i) the accounts of which are not consolidated with Borrower in accordance with GAAP and (ii) in which the Borrower or such Subsidiary owns either (x) 50% or more of the beneficial interests therein, but does not have "control" thereof within the meaning set forth in the definition of Affiliate, or (y) 20% or more of the beneficial interests therein, but does have control thereof.

            Land Assets. Land with respect to which the commencement of grading, construction of improvements or infrastructure has not yet commenced, and all unimproved land according to GAAP. Land Assets shall not include "outparcels" held in the ordinary course of business for sale or lease.

            Lease Summaries. Summaries or abstracts of the material terms of the Leases. Such Lease Summaries shall be in form and substance reasonably satisfactory to the Agent.

            Leases. Leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in any Building or of any Real Estate.

            Lenders. Fleet, the other lending institutions which are party hereto and any other Person which becomes an assignee of any rights of a Lender pursuant to (S)18 (but not including any participant as described in (S)18).

            Letter of Credit. Any standby letter of credit issued at the request of the Borrower and for the account of the Borrower in accordance with (S)2.10.

            Letter of Credit Request. See (S)2.10(a).

            LIBOR. As applicable to any Interest Period for any LIBOR Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/32nd of one percent) as determined on the basis of the offered rates for deposits in Dollars, for the period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in Dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two (2) LIBOR Business Days prior to the beginning of such Interest Period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period as selected by Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period. In the event that Agent is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Rate Loan cannot be determined and the provisions of (S)4.6 shall apply. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Agent, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

            LIBOR Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London, England.

            LIBOR Lending Office. Initially, the office of each Lender designated as such on Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining LIBOR Rate Loans.

            LIBOR Rate Loans. Collectively, the Revolving Credit LIBOR Rate Loans, Term LIBOR Rate Loans and Swing Loans bearing interest by reference to LIBOR.

            Lien. See (S)8.2.

            Loan Documents. This Agreement, the Notes, the Letter of Credit Request, the Security Documents and all other documents, instruments or agreements now or hereafter executed or delivered by or on behalf of the Borrower or any Guarantor in connection with the Loans.

            Loan Request. See (S)2.7.

            Loans. Collectively, the Revolving Credit Loans, the Term Loans and the Swing Loans.

            Major Tenant. A tenant of the Borrower or any Guarantor which leases space in a Mortgaged Property pursuant to a Lease which entitles it to occupy 25,000 square feet or more.

            Majority Lenders. As of any date, the Lender or Lenders whose aggregate Commitment Percentage is greater than fifty percent (50%) of the Total Commitment.

            Management Agreements. Agreements, whether written or oral, providing for the management of the Mortgaged Properties or any of them.

            Material Adverse Effect. A material adverse effect on (a) the business, properties, assets, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries considered as a whole; (b) the ability of Borrower or any Guarantor owning a Mortgaged Property to perform any of its obligations under the Loan Documents; or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of Agent or the Lenders thereunder.

            Maturity Date. December 31, 2002 (as such date may be extended as provided in (S)2.11), or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

            Minimum Consolidated Tangible Net Worth. At any time, the sum of (a) $450,000,000.00 plus (b) ninety percent (90%) of the aggregate net proceeds received by the Borrower or any Guarantor after the Closing Date in connection with any Equity Offering to any other Person.

            Minority Interest. As to any Person, an ownership or other equity investment in any other Person, which investment is not consolidated with the accounts of such Person in accordance with GAAP.

            Moody's. Moody's Investor Service, Inc.

            Mortgaged Property or Mortgaged Properties. The Eligible Real Estate owned by the Borrower or a Guarantor which is security for the Obligations pursuant to the Mortgages.

            Mortgaged Property Asset Value. With respect to any Eligible Real Estate included in the Mortgaged Property owned by the Borrower or a Guarantor, the amount equal to the product of (x) the Net Operating Income for the two (2) fiscal quarters just ended prior to the date of determination, times (y) two (2) (which is the annualization factor), divided by 0.10 (which is the capitalization rate).

            Mortgages. The Mortgages, Deeds to Secure Debt and/or Deeds of Trust from the Borrower or a Guarantor to the Agent for the benefit of the Lenders (or to trustees named therein acting on behalf of the Agent for the benefit of the Lenders), as the same may be modified or amended, pursuant to which the Borrower or a Guarantor has conveyed or granted a mortgage lien upon or a conveyance in fee simple of a Mortgaged Property as security for the Obligations, each such mortgage to be substantially in the form of Exhibit G annexed hereto, with such changes thereto as Agent may require as a result of state law or practice.

            Multiemployer Plan. Any multiemployer plan within the meaning of (S)3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

            Net Income (or Loss). With respect to any Person (or any asset of any Person) for any period, the net income (or loss) of such Person (or attributable to such asset), determined in accordance with GAAP. The net income (or loss) of a Person shall include, without duplication, the allocable share of the net income (or loss) of any other Person in which a Minority Interest is owned by such Person based on the ownership of such Person in such other Person.

            Net Operating Income. With respect to any Real Estate, for any period, "property revenues", consisting of minimum and percentage rents as determined in accordance with GAAP together with recoveries from tenants as determined in accordance with GAAP, all such amounts shall be attributable to such period and accrued according to GAAP, less (i) all "property expenses" consisting of expenses incurred or accrued by the Borrower, a Guarantor or their respective Subsidiaries that are directly related to the operation and ownership of such Real Estate, including real estate taxes, sales taxes, common area maintenance charges, accounting and administration, security, utilities, maintenance, janitorial, premiums for casualty and liability insurance, ground lease payments (excluding from the foregoing expenses for depreciation, amortization, interest and leasing commissions with respect to such Real Estate), and (ii) an allowance for property management expenses calculated at the greater of (A) three percent (3.0%) of Base Rent or (B) actual property management expenses. If such period is less than a year, expenses described in clause (i) above that are payable less frequently than monthly during the course of a year (e.g., real estate taxes and insurance premiums) shall be adjusted by "straight lining" the amounts so that such expenses are accrued on a monthly basis over the course of a year and fairly stated for each period.

            Net Rentable Area. With respect to any Real Estate, the floor area of any buildings, structures or improvements available for leasing to tenants determined in accordance with the Rent Roll for such Real Estate, the manner of such determination to be reasonably consistent for all Real Estate of the same type unless otherwise approved by the Agent.

            Notes. Collectively, the Revolving Credit Notes, the Term Loan Notes and the Swing Loan Note.

            Notice. See (S)19.

            Obligations. All indebtedness, obligations and liabilities of the Borrower or any Guarantor to any of the Lenders or the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Notes or the Letters of Credit, or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

            Outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination. With respect to Letters of Credit, the aggregate undrawn face amount of issued Letters of Credit.

            PBGC. The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA and any successor entity or entities having similar responsibilities.

            Permitted Liens. Liens, security interests and other encumbrances permitted by (S)8.2.

            Person. Any individual, corporation, limited liability company, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

            Plan Assets. Assets of any employee benefit plan subject to Part 4, Subtitle A, Title I of ERISA.

            Potential Collateral. Any property of the Borrower or a Guarantor which is not at the time included in the Collateral and which consists of (i) Eligible Real Estate, or (ii) Real Estate which is capable of becoming Eligible Real Estate through the approval of the Required Lenders and the completion and delivery of Eligible Real Estate Qualification Documents.

            Pricing Level. Such term shall have the meaning established within the definition of Applicable Margin.

            Qualifying Rating. With respect to Borrower, a Rating equal to or more favorable than BB with respect to a rating issued by S&P, a rating of Ba2 in the case of a Rating issued by Moody's, or BB in the case of a Rating by Fitch. If, at any time after Borrower obtains a Qualifying Rating, (a) the rating system of any of the Rating Agencies (as opposed to the rating of the Borrower) shall change, or (b) any of the Rating Agencies shall no longer perform the functions of a securities rating agency, then the Borrower and the Agent shall promptly negotiate in good faith to amend the reference to the specific ratings in this definition for the determination of the Qualifying Rating, and pending such amendment, the applicable rating in effect as of the date the event described in this paragraph occurred shall continue to apply.

            Rating. With respect to the Borrower, the most recent rating issued from time to time by a Rating Agency as is applicable to Borrower as an issuer with respect to long-term debt (i.e., a corporate credit or issuer rating with respect to long-term debt), or if no such Rating is in effect, then the rating applicable to Borrower's senior unsecured debt.

            Rating Agencies. S&P, Moody's and Fitch.

            Rating Notice. See (S)7.4(j).

            Rating Notice Date. The earlier of (a) the date a Rating Notice is received by the Agent, or (b) the date the Agent, having received actual notice of a change by a Rating Agency of its Rating, sends notice to the Borrower of such change, provided that nothing contained herein shall imply any obligation of the Agent to monitor such rating changes.

            Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower, any Guarantor or any of their respective Subsidiaries, including, without limitation, the Mortgaged Properties.

            Record. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Agent with respect to any Loan referred to in such Note.

            Redeemable Preferred Stock. Any preferred stock issued by a Person which is at any time prior to the Maturity Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

            Register. See (S)18.2.

            REIT Status. With respect to Borrower, its status as a real estate investment trust as defined in (S)856(a) of the Code.

            Release. See (S)6.20(c)(iii).

            Rent Roll. A report prepared by the Borrower showing for each Mortgaged Property owned or leased by Borrower or a Guarantor, its occupancy, lease expiration dates, lease rent and other information in substantially the form presented to the Lenders prior to the date hereof or in such other form as may have been approved by the Agent.

            Replacement Property Development Loan. A loan by the Borrower or any Guarantor to a Development SPE, provided that (i) the proceeds of such loan are used solely for the development of a retail shopping center that may be purchased by the Borrower, any Guarantor or any Affiliate thereof, or that may be transferred to the Borrower, any Guarantor or any Affiliate thereof, as part of a sale and exchange of Real Estate pursuant to Section 1031 of the Code, (ii) the principal amount of such loan outstanding at any time shall not exceed 100% of the aggregate costs actually incurred (including hard and soft costs) for development of such property, (iii) such loan accrues interest at a rate which is not less than the interest rate in effect from time to time with respect to Loans under this Agreement, with such interest being capitalized during construction and then payable from available cash flow, (iv) such loan is secured by a first priority mortgage, deed to secure debt, deed of trust or similar instrument on such Real Estate in favor of the Borrower or such Guarantor, (v) such loan matures no later than thirty-five (35) months after the date such loan is made, (vi) 100% of the net proceeds of sale of portions of such property by the Development SPE shall be paid and applied as a prepayment on such loan, (vii) such loan is repayable in full at the earlier of maturity or sale or transfer of all of the remaining property by the Development SPE, and
(viii) such loan remains a performing loan in all material respects.

            Required Lenders. As of any date, the Lender or Lenders whose aggregate Commitment Percentage is equal to or greater than sixty-six and 2/3 percent (66-2/3%)of the Total Commitment.

            Reserve Percentage. For any day with respect to a LIBOR Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves (including, without limitation, all base, supplemental, marginal and other reserves) under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D or any successor or similar regulation), if such liabilities were outstanding. The Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

            Revolving Credit Base Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

            Revolving Credit Commitment. With respect to each Revolving Credit Lender, the amount set forth on Schedule 1 hereto as the aggregate amount of such Revolving Credit Lender's Revolving Credit Commitment, as the same may be reduced from time to time in accordance with the terms of this Agreement.

            Revolving Credit Commitment Percentage. With respect to each Revolving Credit Lender, the percentage set forth on Schedule 1 hereto as such Revolving Credit Lender's percentage of the aggregate Revolving Credit Commitments of all of the Revolving Credit Lenders.

            Revolving Credit Lenders. Collectively, the Lenders which are the holders of the Revolving Credit Notes, such Revolving Credit Lenders being identified on Schedule 1 hereto.

            Revolving Credit LIBOR Rate Loans. Revolving Credit Loans bearing interest calculated by reference to LIBOR.

            Revolving Credit Loan or Loans. An individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as the case may be, in the maximum principal amount of $150,000,000.00 to be made by the Revolving Credit Lenders hereunder as more particularly described in (S)2. Amounts drawn under a Letter of Credit shall also be considered Revolving Credit Loans as provided in (S)2.10(f).

            Revolving Credit Notes. See (S)2.2(b).

            Security Documents. Collectively, the Guaranty, the Mortgages, the Assignments of Leases and Rents, the Indemnity Agreements, the Assignment of Interests, the Assignment of Hedge, UCC-1 financing statements and any further collateral assignments to the Agent for the benefit of the Lenders.

            S&P. Standard & Poor's Ratings Group.

            Short-term Investments. Investments described in subsections (a) through (g), inclusive, of (S)8.3. For all purposes of this Agreement and the other Loan Documents, the value of Short-term Investments at any time shall be the current market value thereof determined in a manner reasonably satisfactory to the Agent.

            Stabilized Property. At any time, Real Estate improved as retail shopping centers (i) which are at least ninety percent (90%) leased (pursuant to written Leases which have been signed by both landlord and tenant and under which the payment of Base Rent has commenced) or (ii) which are at least eighty percent (80%) occupied by tenants which have accepted the premises and signed (together with the landlord) a Lease, and with respect to which the date for the commencement of payment of Base Rent has been established.

            State. A state of the United States of America.

            Subordination, Attornment and Non-Disturbance Agreement. An agreement among the Agent, the Borrower or a Guarantor and a tenant under a Lease pursuant to which such tenant agrees to subordinate its rights under the Lease to the lien or security title of the applicable Mortgage and agrees to recognize the Agent or its successor in interest as landlord under the Lease in the event of a foreclosure under such Mortgage, and the Agent agrees to not disturb the possession of such tenant, such agreement to be in form and substance reasonably satisfactory to Agent.

            Subsidiary. Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding voting interests or other economic interest, or any other entity the accounts of which are consolidated with the parent.

            Subsidiary Guarantors. JDN AL, JDN DCI, JDN Holdings, JDN LP, Inc., and the other parties to the Guaranty as of the Closing Date.

            Survey. An instrument survey of each parcel of Mortgaged Property prepared by a registered land surveyor which shall show the location of all buildings, structures, easements and utility lines on such property, shall be sufficient to remove the standard survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of the Mortgaged Property and shall not show any encroachments by others (or to the extent any encroachments are shown, such encroachments shall be acceptable to the Agent in its reasonable discretion), shall show rights of way, adjoining sites, establish building lines and street lines, the distance to and names of the nearest intersecting streets and such other details as the Agent may reasonably require; and shall show whether or not the Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law and shall otherwise be in form and substance reasonably satisfactory to the Agent.

            Surveyor Certification. With respect to each parcel of Mortgaged Property, a certificate executed by the surveyor who prepared the Survey with respect thereto, dated as of a recent date and containing such information relating to such parcel as the Agent or the Title Insurance Company may reasonably require, such certificate to be reasonably satisfactory to the Agent in form and substance.

            Swing Loan. See (S)2.5(a).

            Swing Loan Lender. Fleet, in its capacity as Swing Loan Lender.

            Swing Loan Commitment. The sum of $10,000,000.00, as the same may be changed from time to time in accordance with the terms of this Agreement.

            Swing Loan Note. See (S)2.5(b).

            Syndication Agent. As defined in the preamble.

            Taking. The taking or appropriation (including by deed in lieu of condemnation) of any Mortgaged Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner or any damage or injury or diminution in value through condemnation, inverse condemnation or other exercise of the power of eminent domain.

            Term Base Rate Loans. The Term Loans bearing interest by reference to the Base Rate.

            Term LIBOR Rate Loans. The Term Loans bearing interest by reference to LIBOR.

            Term Loan or Term Loans. An individual Term Loan or the aggregate Term Loans, as the case may be, in the maximum principal amount of $150,000,000.00 made by the Term Loan Lenders hereunder and evidenced by the Term Loan Notes.

            Term Loan Commitment. As to each Term Loan Lender, the amount equal to such Term Loan Lender's percentage set forth on Schedule 1 of the aggregate principal amount of the Term Loans from time to time outstanding.

            Term Loan Commitment Percentage. With respect to each Term Loan Lender, the percentage set forth on Schedule 1 hereto as such Term Loan Lender's percentage of the aggregate Term Loans.

            Term Loan Lenders. Collectively, the Lenders which are the holders of the Term Loan Notes, such Term Loan Lenders being identified on Schedule 1 hereto.

            Term Loan Notes. See (S)2.1(b).

            Test Period. See (S)9.2.

            Title Insurance Company. Chicago Title Insurance Company and/or any other title insurance company or companies approved by the Agent and the Borrower.

            Title Policy. With respect to each parcel of Mortgaged Property, an ALTA standard form title insurance policy (or, if such form is not available, an equivalent, legally promulgated form of mortgagee title insurance policy reasonably acceptable to the Agent) issued by a Title Insurance Company (with such reinsurance as the Agent may reasonably require, any such reinsurance to be with direct access endorsements to the extent available under applicable law) in an amount as the Agent may reasonably require insuring the priority of the Mortgage thereon and that the Borrower or a Guarantor, as applicable, holds marketable fee simple title to or a valid and subsisting leasehold interest in such parcel, subject only to the encumbrances acceptable to Agent in its reasonable discretion and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than tenants as tenants only under Leases) or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its reasonable discretion, and shall contain (a) a revolving credit endorsement and (b) such other endorsements and affirmative insurance as the Agent may reasonably require and is available in the State in which the Real Estate is located, including but not limited to (i) a comprehensive endorsement,
(ii) a variable rate of interest endorsement, (iii) a usury endorsement, (iv) a doing business endorsement, (v) an ALTA form 3.1 zoning endorsement (in States where same is available from the Title Insurance Company without an opinion of counsel concerning such matters and where other evidence of zoning compliance has not been delivered to the Agent in the Agent's good faith business judgment), (vi) a "tie-in" endorsement relating to all Title Policies issued by such Title Insurance Company in respect of other Mortgaged Property and (vii) a "first loss" endorsement.

            Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time.

            Total Secured Debt. At any time, for the Borrower and its Subsidiaries, determined on a consolidated basis, the sum of the following, but only if any Real Estate, or ownership interest of the owner thereof, is subject to a mortgage, deed of trust, deed to secure debt or similar instrument encumbering such Real Estate, or with respect to an owner of such Real Estate, a pledge of any equity interests in such Person with respect thereto: (i) all indebtedness for borrowed money; (ii) the deferred purchase price of Real Estate; (iii) all Capitalized Leases in which the Borrower is the tenant; (iv) all obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument; and
(v) all Guarantees of Indebtedness of Persons other than the Borrower and its Subsidiaries.

            Type. As to any Revolving Credit Loan or Term Loan, its nature as a Base Rate Loan or a LIBOR Rate Loan.

            Unsecured Notes. Collectively, (i) the $75,000,000.00 aggregate principal amount of 6.80% Notes Due 2004, and the $85,000,000.00 aggregate principal amount of 6.95% Notes Due 2007, both issued on August 4, 1997, pursuant to that certain Indenture dated as of July 15, 1997, made by Borrower in favor of First Union National Bank, as Trustee (the "Trustee"), as supplemented by that certain First Supplemental Indenture dated as of July 31, 1997, between Borrower and the Trustee, (ii) such of the $505,500,000.00 aggregate principal amount of JDN Realty Corporation Medium-Term Notes as may be issued under the Indenture described above, as supplemented by the First Supplemental Indenture described above and that certain Second Supplemental Indenture dated as of February 5, 1998, and that certain First Amendment to Second Supplemental Indenture, dated as of March 31, 1998, between Borrower and the Trustee (as supplemented, the "Indenture"), and (iii) such other unsecured indebtedness as may be issued by Borrower pursuant to the Indenture.

            Wachovia. As defined in the recitals.

      (S)1.2 Rules of Interpretation.

            (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

            (b) The singular includes the plural and the plural includes the singular.

            (c) A reference to any law includes any amendment or modification of such law.

            (d) A reference to any Person includes its permitted successors and permitted assigns.

            (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

            (f) The words "include", "includes" and "including" are not limiting.

            (g) The words "approval" and "approved", as the context requires, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

            (h) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein.

            (i) Reference to a particular "(S)", refers to that section of this Agreement unless otherwise indicated.

            (j) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

(S)2. THE TERM LOAN FACILITY AND THE REVOLVING CREDIT FACILITY.

      (S)2.1 Term Loan.

            (a) Subject to the terms and conditions set forth in this Agreement, each of the Term Loan Lenders severally agrees to lend to the Borrower such Term Loan Lender's Term Loan Commitment Percentage of the Term Loan Commitment.

            (b) The Term Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (collectively, the "Term Loan Notes"), dated of even date with this Agreement (except as otherwise provided in (S)18.3) and completed with appropriate insertions. One Term Loan Note shall be payable to the order of each Term Loan Lender in the principal amount equal to such Term Loan Lender's Term Loan Commitment, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes Agent to make or cause to be made, at or about the time of receipt of any payment of principal thereof, an appropriate notation on Agent's Record reflecting the receipt of such payment. The outstanding amount of the Term Loans set forth on Agent's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to each Term Loan Lender, but the failure to record, or any error in so recording, any such amount on Agent's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Term Loan Note to make payments of principal of or interest on any Term Loan Note when due. By delivery of the Term Loan Notes, there shall not be deemed to have occurred, and there has not otherwise occurred, any payment, satisfaction or novation of the indebtedness evidenced by the "Notes" (as defined in the Original Term Loan Agreement), which indebtedness is instead allocated among the Term Loan Lenders as of the date hereof and evidenced by the Term Loan Notes in accordance with their respective Term Loan Commitment Percentages.

      (S)2.2 Revolving Credit Loans.

            (a) Subject to the terms and conditions set forth in this Agreement, each of the Revolving Credit Lenders severally agrees to lend to the Borrower, and the

Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent given in accordance with (S)2.7, such sums as are requested by the Borrower for the purposes set forth in (S)2.9 up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to the lesser of (i) such Revolving Credit Lender's Revolving Credit Commitment and (ii) such Revolving Credit Lender's Revolving Credit Commitment Percentage of the sum of (A) the Borrowing Base minus (B) the sum of (1) the amount of all Outstanding Term Loans and (2) the aggregate Letters of Credit Outstanding; provided, that, in all events no Default or Event of Default shall have occurred and be continuing; and provided, further, that the outstanding principal amount of the Revolving Credit Loans (after giving effect to all amounts requested) and Letters of Credit Outstanding shall not at any time exceed the total Revolving Credit Commitment or cause a violation of the covenant set forth in (S)9.1. The Revolving Credit Loans shall be made pro rata in accordance with each Revolving Credit Lender's Revolving Credit Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in 10 and (S)11 have been satisfied on the date of such request. No Revolving Credit Lender shall have any obligation to make Revolving Credit Loans to Borrower in the maximum aggregate principal outstanding balance of more than the principal face amount of its Revolving Credit Note.

            (b) The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit B hereto (collectively, the "Revolving Credit Notes"), dated of even date with this Agreement (except as otherwise provided in (S)18.3) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Revolving Credit Lender in the principal amount equal to such Revolving Credit Lender's Revolving Credit Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Revolving Credit Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes Agent to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or the time of receipt of any payment of principal thereof, an appropriate notation on Agent's Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on Agent's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to each Revolving Credit Lender, but the failure to record, or any error in so recording, any such amount on Agent's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due. By delivery of the Revolving Credit Notes, there shall not be deemed to have occurred, and there has not otherwise occurred, any payment, satisfaction or novation of the indebtedness evidenced by the "Notes" as defined in the Original Revolving Credit Agreement, which indebtedness (including any amount outstanding as a swing loan under the Original Revolving Credit Agreement) is instead allocated among the Revolving Credit Lenders as of the date hereof and evidenced by the Revolving Credit Notes in accordance with their respective Revolving Credit Commitment Percentages.

      (S)2.3 Facility Unused Fee. The Borrower agrees to pay to the Agent for the account of the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages a facility unused fee calculated at the rate per annum as set forth below on the average daily amount by which the total Revolving Credit Commitment exceeds the outstanding principal amount of Revolving Credit Loans and the Letters of Credit Outstanding during each calendar quarter or portion thereof commencing on the date hereof and ending on the Maturity Date. The facility unused fee shall be calculated based on the Pricing Level of the Applicable Margin applicable to the Loans as follows:

      Pricing Level                             Rate
      -------------                             ----

      Pricing Level 1                           0.15%

      Pricing Levels 2 through 5                0.25%

The facility unused fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, on any earlier date on which the applicable Revolving Credit Commitments shall be reduced and on the Maturity Date.

      (S)2.4 Reduction and Termination of Revolving Credit Commitments. The Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof (provided that in no event shall the total Revolving Credit Commitment be reduced in such manner to an amount less than $75,000,000.00) or to terminate entirely the unborrowed portion of the Revolving Credit Commitments (provided that in no event may the Revolving Credit Commitment be reduced or terminated unless the outstanding Term Loans are reduced to an equal amount or paid in full, as applicable), whereupon the Revolving Credit Commitments of the Revolving Credit Lenders shall be reduced pro rata in accordance with their respective Revolving Credit Commitment Percentages of the amount specified in such notice or, as the case may be, terminated, any such termination or reduction to be without penalty except as otherwise set forth in (S)4.8; provided, however, that no such termination or reduction shall be permitted if, after giving effect thereto, the sum of Outstanding Revolving Credit Loans, the Outstanding Swing Loans and the Letters of Credit Outstanding would exceed the Revolving Credit Commitments of the Revolving Credit Lenders as so terminated or reduced. Promptly after receiving any notice from the Borrower delivered pursuant to this (S)2.4, the Agent will notify the Revolving Credit Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Revolving Credit Lenders the full amount of any facility fee under (S)2.3 then accrued on the amount of the reduction. No reduction or termination of the Revolving Credit Commitment may be reinstated.

      (S)2.5 Swing Loan Commitment.

            (a) Subject to the terms and conditions set forth in this Agreement, and if necessary to meet the Borrower's funding deadlines, Swing Loan Lender agrees to lend to the Borrower (the "Swing Loans"), and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the date which is five (5) Business Days prior to the Maturity Date upon notice by the Borrower to the Swing Loan Lender given in accordance with this (S)2.5, such sums as are requested by the Borrower for the purposes set forth in (S)2.9 in an aggregate principal amount at any one time outstanding not exceeding the Swing Loan Commitment; provided that at no time shall the aggregate principal balance of Swing Loans then outstanding, when added to the Swing Loan Lender's Revolving Credit Commitment Percentage of all other Outstanding Revolving Credit Loans (after giving effect to all amounts requested), exceed the lesser of (i) the Swing Loan Lender's Revolving Credit Commitment and (ii) the Swing Loan Lender's Revolving Credit Commitment Percentage of the Borrowing Base minus the sum of
(A) the Outstanding Loans (other than Swing Loans) plus (B) the Letters of Credit Outstanding, provided, further, that in all events no Default or Event of Default shall have occurred and be continuing; and provided, further, that the outstanding principal amount of the Loans (after giving effect to all amounts requested) shall not at any time exceed the Total Commitment. Swing Loans shall constitute "Loans" for all purposes hereunder, but shall not be considered the utilization of a Revolving Credit Lender's Revolving Credit Commitment. The funding of a Swing Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in (S)10 and (S)11 have been satisfied on the date of such funding.

            (b) The Swing Loans shall be evidenced by a separate promissory note of the Borrower in substantially the form of Exhibit C hereto (the "Swing Note"), dated the date of this Agreement and completed with appropriate insertions. The Swing Loan Note shall be payable to the order of the Swing Loan Lender in the principal face amount equal to the Swing Loan Commitment and shall be payable as set forth below. The Borrower irrevocably authorizes the Swing Loan Lender to make or cause to be made, at or about the time of the Drawdown Date of any Swing Loan or at the time of receipt of any payment of principal thereof, an appropriate notation on the Swing Loan Lender's Record reflecting the making of such Swing Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Swing Loans set forth on the Swing Loan Lender's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to the Swing Loan Lender, but the failure to record, or any error in so recording, any such amount on the Swing Loan Lender's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Swing Loan Note to make payments of principal of or interest on any Swing Loan Note when due.

            (c) Each borrowing of Swing Loan shall be subject to the limits for Revolving Credit Base Rate Loans and Revolving Credit LIBOR Rate Loans set forth in (S)2.7. Borrower shall request a Swing Loan by delivering to the Swing Loan Lender a Loan Request no later than 11:00 a.m. (Boston time) on the requested Drawdown Date specifying the amount of the requested Swing Loan. The Loan Request shall also contain the statements and certifications required by
(S)2.7(i)-(iii). Each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept such Swing Loan on the Drawdown Date. Notwithstanding anything herein to the contrary, a Swing Loan shall either be a Revolving Credit Base Rate Loan or a Revolving Credit LIBOR Rate Loan having an Interest Period of one month, and in the event that the Borrower fails to specify whether it has selected a Revolving Credit Base Rate Loan or a Revolving Credit LIBOR Rate Loan, the Borrower shall be deemed conclusively to have selected a Revolving Credit LIBOR Rate Loan with an Interest Period of one month. Notwithstanding the foregoing, upon the date that the Revolving Credit Lenders shall be required to fund the Revolving Credit Loans pursuant to (S)2.5(d) to refund such Swing Loan, the interest rate shall be reset to a Revolving Credit LIBOR Rate Loan with an Interest Period as specified in the Loan Request given by the Borrower to the Agent in connection with such Swing Loan, or if no Interest Period is specified, then as a Revolving Credit Base Rate Loan in each case without any breakage or similar cost to the Borrower under (S)4.8 or otherwise. The proceeds of the Swing Loan will be made available by the Swing Loan Lender to the Borrower at the Agent's Head Office by crediting the account of the Borrower at such office with such proceeds.

            (d) The Swing Loan Lender shall within three (3) Business Days after the Drawdown Date with respect to such Swing Loan, request each Revolving Credit Lender, including the Swing Loan Lender, to make a Revolving Credit Loan pursuant to (S)2.2 in an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the amount of the Swing Loan outstanding on the date such notice is given. Borrower hereby irrevocably authorizes and directs the Swing Loan Lender to so act on its behalf, and agrees that any amount advanced to the Agent for the benefit of the Swing Loan Lender pursuant to this (S)2.5(d) shall be considered a Revolving Credit Loan pursuant to (S)2.2. Unless any of the events described in paragraph (h), (i) or (j) of
(S)12.1 shall have occurred (in which event the procedures of (S)2.5(e) shall apply), each Revolving Credit Lender shall make the proceeds of its Revolving Credit Loan available to the Swing Loan Lender for the account of the Swing Loan Lender at the Agent's Head Office prior to 12:00 noon (Boston time) in funds immediately available no later than the third (3rd) Business Day after the date such notice is given just as if the Revolving Credit Lenders were funding directly to the Borrower, so that thereafter such Obligations shall be evidenced by the Revolving Credit Notes. The proceeds of such Revolving Credit Loan shall be immediately applied to repay the Swing Loans.

            (e) If prior to the making of a Revolving Credit Loan pursuant to
(S)2.5(d) by all of the Revolving Credit Lenders, one of the events described in
(S)12.1(h), (i) or (j) shall have occurred, each Revolving Credit Lender will, on the date such Revolving Credit Loan pursuant to (S)2.5(d) was to have been made, purchase an undivided participation interest in the Swing Loan in an amount equal to its Revolving Credit Commitment Percentage of such Swing Loan. Each Revolving Credit Lender will immediately transfer to the Swing Loan Lender in immediately available funds the amount of its participation and upon receipt thereof the Swing Loan Lender will deliver to such Revolving Credit Lender a Swing Loan participation certificate dated the date of receipt of such funds and in such amount.

            (f) Whenever at any time after the Swing Loan Lender has received from any Revolving Credit Lender such Revolving Credit Lender's participation interest in a Swing Loan, the Swing Loan Lender receives any payment on account thereof, the Swing Loan Lender will distribute to such Revolving Credit Lender its participation interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Loan Lender is required to be returned, such Revolving Credit Lender will return to the Swing Loan Lender any portion thereof previously distributed by the Swing Loan Lender to it.

            (g) Each Revolving Credit Lender's obligation to fund a Revolving Credit Loan as provided in (S)2.5(d) or to purchase participation interests pursuant to (S)2.5(e) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower or Guarantors may have against the Swing Loan Lender, the Borrower or Guarantors or anyone else for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or Guarantors or any of their respective Subsidiaries; (iv) any breach of this Agreement or any of the other Loan Documents by the Borrower or Guarantors or any Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Any portions of a Swing Loan not so purchased or converted may be treated by the Agent and Swing Loan Lender as a Revolving Credit Loan which was not funded by the non-purchasing Revolving Credit Lender as contemplated by (S)2.8 and (S)12.5. Each Swing Loan, once so sold or converted, shall cease to be a Swing Loan for the purposes of this Agreement, but shall be a Revolving Credit Loan made by each Revolving Credit Lender under its Revolving Credit Commitment.

      (S)2.6 Interest on Loans.

            (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or converted to a LIBOR Rate Loan at the rate per annum equal to the sum of the Base Rate plus the Applicable Margin.

            (b) Each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto at the rate per annum equal to the sum of LIBOR determined for such Interest Period plus the Applicable Margin.

            (c) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

            (d) Base Rate Loans and LIBOR Rate Loans may be converted to Loans of the other Type as provided in (S)4.1.

      (S)2.7 Requests for Revolving Credit Loans. Except with respect to the initial Revolving Credit Loan on the Closing Date, the Borrower shall give to the Agent written notice in the form of Exhibit H hereto (or telephonic notice confirmed in writing in the form of Exhibit H hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") by 9:00 a.m. (Boston time) on the Business Day of the proposed Drawdown Date with respect to Revolving Credit Base Rate Loans and three (3) Business Days prior to the proposed Drawdown Date with respect to Revolving Credit LIBOR Rate Loans. Each such notice shall specify with respect to the requested Revolving Credit Loan the proposed principal amount of such Revolving Credit Loan, the Type of Revolving Credit Loan, the initial Interest Period (if applicable) for such Revolving Credit Loan and the Drawdown Date. Each such notice shall also contain (i) a general statement as to the purpose for which such advance shall be used (which purpose shall be in accordance with the terms of (S)2.9), (ii) a certification by the chief financial officer or chief accounting officer of the Borrower that the Borrower and the Guarantors are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of such Loan, and (iii) a current calculation of the Borrowing Base with such supporting information as the Agent may require adjusted in the best good faith estimate of the Borrower to give effect to the proposed advance. Promptly upon receipt of any such notice, the Agent shall notify each of the Revolving Credit Lenders thereof. Except as provided in this (S)2.7, each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Revolving Credit Lenders on the proposed Drawdown Date; provided that, in addition to the Borrower's other remedies against any Revolving Credit Lender which fails to advance its proportionate share of a requested Revolving Credit Loan, such Loan Request may be revoked by the Borrower by notice received by the Agent no later than the Drawdown Date if any Revolving Credit Lender fails to advance its proportionate share of the requested Revolving Credit Loan in accordance with the terms of this Agreement; and provided further that the Borrower shall be liable in accordance with the terms of this Agreement to any Revolving Credit Lender which is prepared to advance its proportionate share of the requested Revolving Credit Loan for any costs, expenses or damages actually incurred by such Revolving Credit Lender as a result of the Borrower's election to revoke such Loan Request. Nothing herein shall prevent the Borrower from seeking recourse against any Revolving Credit Lender that fails to advance its proportionate share of a requested Revolving Credit Loan as required by this Agreement. Each Loan Request shall be (a) for a Revolving Credit Base Rate Loan in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof; or (b) for a Revolving Credit LIBOR Rate Loan in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof; provided, however, that there shall be no more than eight (8) LIBOR Rate Loans (including Revolving Credit LIBOR Rate Loans and Term LIBOR Rate Loans) outstanding at any one time.

      (S)2.8 Funds for Revolving Credit Loans.

            (a) Not later than 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Revolving Credit Lenders will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Revolving Credit Lender's Revolving Credit Commitment Percentage of the amount of the requested Revolving Credit Loans which may be disbursed pursuant to (S)2.2. Upon receipt from each Revolving Credit Lender of such amount, and upon receipt of the documents required by (S)10 and (S)11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Revolving Credit Lenders by crediting such amount to the account of the Borrower maintained at the Agent's Head Office. The failure or refusal of any Revolving Credit Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving Credit Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Revolving Credit Lender from its several obligation hereunder to make available to the Agent the amount of such other Revolving Credit Lender's Revolving Credit Commitment Percentage of any requested Revolving Credit Loans, including any additional Revolving Credit Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Revolving Credit Lender so failing or refusing. In the event of any such failure or refusal, the Revolving Credit Lenders not so failing or refusing shall be entitled to a priority secured position as against the Revolving Credit Lender or Revolving Credit Lenders so failing or refusing to make available to the Borrower the amount of its or their Revolving Credit Commitment Percentage for such Revolving Credit Loans as provided in (S)12.5.

            (b) Unless the Agent shall have been notified by any Revolving Credit Lender prior to the applicable Drawdown Date that such Revolving Credit Lender will not make available to Agent such Revolving Credit Lender's Revolving Credit Commitment Percentage of a proposed Revolving Credit Loan, Agent may in its discretion assume that such Revolving Credit Lender has made such Revolving Credit Loan available to Agent in accordance with the provisions of this Agreement and the Agent may, if it chooses, in reliance upon such assumption make such Revolving Credit Loan available to the Borrower, and such Revolving Credit Lender shall be liable to the Agent for the amount of such advance. If such Revolving Credit Lender does not pay such corresponding amount upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall promptly pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Revolving Credit Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Revolving Credit Loan or (ii) from a Revolving Credit Lender at the Federal Funds Effective Rate.

      (S)2.9 Use of Proceeds. The Borrower will use the proceeds of the Loans and the Letters of Credit solely to (a) refinance Indebtedness under the Original Revolving Credit Agreement and the Original Term Loan Agreement; (b) provide financing for the acquisition and development by the Borrower and its Subsidiaries of Real Estate utilized or to be utilized for retail shopping centers; (c) for capital improvement projects for Real Estate; (d) for working capital purposes or other lawful REIT purposes; and (e) for such other purposes as the Required Lenders in their sole discretion from time to time may agree in writing.

      (S)2.10 Letters of Credit.

            (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is thirty (30) days prior to the Maturity Date, the Issuing Lender shall issue such Letters of Credit as the Borrower may request upon the delivery of a written request in the form of Exhibit I hereto (a "Letter of Credit Request") to the Issuing Lender, provided that (i) no Default or Event of Default shall have occurred and be continuing, (ii) upon issuance of such Letter of Credit, the Outstanding Letters of Credit (including Letters of Credit accepted but unpaid) shall not exceed Fifteen Million Dollars ($15,000,000.00), (iii) in no event shall the sum of (A) the Revolving Credit Loans Outstanding, (B) the sum of Swing Loans Outstanding and (C) the amount of Letters of Credit Outstanding (after giving effect to all Letters of Credit requested and any Letters of Credit accepted but unpaid) exceed the total Revolving Credit Commitment, (iv) the conditions set forth in (S)(S)10 and 11 shall have been satisfied, and (v) in no event shall any amount drawn under a Letter of Credit be available for reinstatement or a subsequent drawing under such Letter of Credit. Each Letter of Credit Request shall be executed by an officer of Borrower. The Issuing Lender shall be entitled to conclusively rely on such Person's authority to request a Letter of Credit on behalf of Borrower. The Issuing Lender shall have no duty to verify the authenticity of any signature appearing on a Letter of Credit Request. The Borrower assumes all risks with respect to the use of the Letters of Credit. Unless the Issuing Lender and the Required Lenders otherwise consent, the term of any Letter of Credit shall not exceed a period of time commencing on the issuance of the Letter of Credit and ending on the date which is fifteen (15) days prior to the Maturity Date (but in any event the term shall not extend beyond the Maturity Date). The amount available to be drawn under any Letter of Credit shall reduce on a dollar-for-dollar basis the amount available to be drawn under the Revolving Credit Commitment as a Revolving Credit Loan.

            (b) Each Letter of Credit Request shall be submitted to the Issuing Lender at least ten (10) Business Days (or such shorter period as the Issuing Lender may approve) prior to the date upon which the requested Letter of Credit is to be issued. Each such Letter of Credit Request shall contain (i) a statement as to the purpose for which such Letter of Credit shall be used (which purpose shall be in accordance with the terms of this Agreement), and (ii) a certification by the chief financial or chief accounting officer of Borrower that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of such Letter of Credit. The Borrower shall further deliver to the Issuing Lender such additional applications and documents as the Issuing Lender may require, in conformity with the then standard practices of its letter of credit department, in connection with the issuance of such Letter of Credit; provided that in the event of any conflict, the terms of this Agreement shall control.

            (c) The Issuing Lender shall, if it approves of the content of the Letter of Credit Request (which approval shall not be unreasonably withheld), and subject to the conditions set forth in this Agreement, issue the Letter of Credit on or before ten (10) Business Days following receipt of the documents last due pursuant to (S)2.10(b). Each Letter of Credit shall be in form and substance reasonably satisfactory to the Issuing Lender in its reasonable discretion. Upon issuance of a Letter of Credit, the Issuing

Lender shall provide notice of the issuance of such Letter of Credit to the Revolving Credit Lenders and shall provide a copy of such Letter of Credit to any Revolving Credit Lender that requests a copy.

            (d) Upon the issuance of a Letter of Credit, each Revolving Credit Lender shall be deemed to have purchased a participation therein from Issuing Lender in an amount equal to its respective Revolving Credit Commitment Percentage of the amount of such Letter of Credit. No Revolving Credit Lender's obligation to participate in a Letter of Credit shall be affected by any other Revolving Credit Lender's failure to perform as required herein with respect to such Letter of Credit or any other Letter of Credit.

            (e) Upon the issuance of each Letter of Credit, the Borrower shall pay to the Issuing Lender (i) for its own account, a Letter of Credit fee calculated at the rate of one-eighth of one percent (0.125%) per annum of the amount available to be drawn under such Letter of Credit (which fee shall not be less than $1,000.00 in any event), and (ii) for the accounts of the Revolving Credit Lenders in accordance with their respective percentage shares of participation in such Letter of Credit, a Letter of Credit fee calculated at the rate per annum equal to the Applicable Margin then applicable to Revolving Credit LIBOR Rate Loans on the amount available to be drawn under such Letter of Credit. Such fees shall be payable in quarterly installments in arrears with respect to each Letter of Credit on the first day of each calendar quarter following the date of issuance and continuing on each quarter or portion thereof thereafter, as applicable, or on any earlier date on which the Revolving Credit Commitments shall terminate and on the expiration or return of any Letter of Credit. In addition, the Borrower shall pay to Issuing Lender for its own account within five (5) days of demand of Issuing Lender the standard issuance, documentation and service charges for Letters of Credit issued from time to time by Issuing Lender.

            (f) In the event that any amount is drawn under a Letter of Credit by the beneficiary thereof, the Borrower shall reimburse the Issuing Lender by having such amount drawn treated as an outstanding Revolving Credit Base Rate Loan under this Agreement and the Agent shall promptly notify each Revolving Credit Lender by telex, telecopy, telegram, telephone (confirmed in writing) or other similar means of transmission, and each Revolving Credit Lender shall promptly and unconditionally pay to the Agent, for the Issuing Lender's own account, an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of such Letter of Credit (to the extent of the amount drawn). If and to the extent any Revolving Credit Lender shall not make such amount available on the Business Day on which such draw is funded, such Revolving Credit Lender agrees to pay such amount to the Agent forthwith on demand, together with interest thereon, for each day from the date on which such draw was funded until the date on which such amount is paid to the Agent, at the Federal Funds Effective Rate until three (3) days after the date on which the Agent gives notice of such draw and at the Federal Funds Effective Rate plus 1% for each day thereafter. Further, such Revolving Credit Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to its participations in

Letters of Credit and any other amounts due to it hereunder to the Agent to fund the amount of any drawn Letter of Credit which such Revolving Credit Lender was required to fund pursuant to this (S)2.10(f) until such amount has been funded (as a result of such assignment or otherwise). In the event of any such failure or refusal, the Revolving Credit Lenders not so failing or refusing shall be entitled to a priority secured position for such amounts as provided in (S)12.5. The failure of any Revolving Credit Lender to make funds available to the Agent in such amount shall not relieve any other Revolving Credit Lender of its obligation hereunder to make funds available to the Agent pursuant to this
(S)2.10(f).

            (g) If after the issuance of a Letter of Credit pursuant to
(S)2.10(c) by the Issuing Lender, but prior to the funding of any portion thereof by a Revolving Credit Lender, one of the events described in (S)12.1(h),
(i) or (j) shall have occurred, each Revolving Credit Lender will, on the date such Revolving Credit Loan pursuant to (S)2.10(f) was to have been made, purchase an undivided participation interest in the Letter of Credit in an amount equal to its Revolving Credit Commitment Percentage of the amount of such Letter of Credit. Each Revolving Credit Lender will immediately transfer to the Issuing Lender in immediately available funds the amount of its participation and upon receipt thereof the Issuing Lender will deliver to such Revolving Credit Lender a Letter of Credit participation certificate dated the date of receipt of such funds and in such amount.

            (h) Whenever at any time after the Issuing Lender has received from any Revolving Credit Lender any such Revolving Credit Lender's payment of funds under a Letter of Credit and thereafter the Issuing Lender receives any payment on account thereof, then the Issuing Lender will distribute to such Revolving Credit Lender its participation interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Revolving Credit Lender's participation interest was outstanding and funded); provided, however, that in the event that such payment received by the Issuing Lender is required to be returned, such Revolving Credit Lender will return to the Issuing Lender any portion thereof previously distributed by the Issuing Lender to it.

            (i) The issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

            (j) Borrower assumes all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither Agent, Issuing Lender nor any Lender will be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the issuance of any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of any beneficiary of any Letter of

Credit to comply fully with the conditions required in order to demand payment under a Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document or draft required by or from a beneficiary in order to make a disbursement under a Letter of Credit or the proceeds thereof; (vii) for the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; and
(viii) for any consequences arising from causes beyond the control of Agent or any Lender. None of the foregoing will affect, impair or prevent the vesting of any of the rights or powers granted to Agent, Issuing Lender or the Lenders hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any act taken or omitted to be taken by Agent, Issuing Lender or the other Lenders in good faith will be binding on Borrower and will not put Agent, Issuing Lender or the other Lenders under any resulting liability to Borrower.

      (S)2.11 Extension of Maturity Date.

            (a) The Borrower has requested the ability to extend the Maturity Date. The Borrower acknowledges and agrees that, except as set forth in
(S)2.11(b) below, the Lenders have no agreement or obligation to extend the Maturity Date. Notwithstanding the foregoing, the Borrower and the Lenders have agreed upon the following procedure with respect to requests by the Borrower to extend the Maturity Date:

                  (i) The Borrower may request that the Lenders extend the Maturity Date by one (1) year. If the Borrower desires to request that the Maturity Date be extended by one (1) year, the Borrower shall deliver written notice of such request to the Agent not later than the date which is six (6) months prior to the Maturity Date (an "Extension Request"). The Agent shall promptly provide a copy of such notice to each of the Lenders. The Lenders shall notify the Agent within thirty (30) days of receipt of such notice from the Agent of such Lender's approval or rejection of the Extension Request and whether such approval is conditioned upon a reduction in such Lender's Commitment. Except as provided in (S)2.11(a)(iv), no Extension Request shall be deemed approved unless approved by all of the Lenders without change in the Commitments of each of the Lenders, which approval may be granted or withheld in each Lender's sole and absolute discretion. In the event that a Lender shall fail to respond in writing to the Agent within such thirty (30) day period, such Lender shall be deemed to have rejected the Extension Request. The Agent shall promptly notify the Borrower of the responses received from the Lenders with respect to the Extension Request.

                  (ii) If the total of the Commitments approved by the Lenders to be extended is not less than eighty percent (80%) of the Total Commitment (such amount as is not approved for extension is hereinafter referred to as the "Extension Shortfall"), the Agent shall upon the request of the Borrower contact additional financial institutions acceptable to the Agent and the Borrower in their reasonable discretion (the "Potential Lenders") to determine their interest in extending the Maturity Date and acquiring a portion of the Extension Shortfall, and contact the Lenders which have approved the Extension Request to determine their interest in extending the Maturity Date and increasing their respective Commitments to cover a portion of the Extension Shortfall. The Borrower acknowledges and agrees that the Agent does not and cannot assure the Borrower that the Potential Lenders which have approved the

Extension Request will acquire the Extension Shortfall, and neither the Agent nor any Lender shall have any liability to the Borrower in the event that the Potential Lenders do not agree to acquire the Extension Shortfall. The Agent shall upon request from Borrower notify the Borrower, the Lenders and any Potential Lenders of the amount of the total commitments obtained for the provision of Loans to the Borrower during the requested extension period, indicating the individual amount of commitments of the Agent, the Lenders and any Potential Lenders, and any fees, additional covenants or other requirements that are being required as a condition to such approval. The Agent shall reserve the right to allocate such Commitments between the Lenders and any Potential Lenders at its reasonable discretion (provided that no such allocation may increase a Lender's Commitment without such Lender's approval); it being acknowledged that the Agent shall not be required to approve an allocation of Commitments which results in a Lender having a greater Commitment than that of Agent.

                  (iii) The Borrower shall have ten (10) days after receipt of such notification from the Agent of the response obtained from the Lenders and any Potential Lenders to accept or reject such proposal in writing. Upon acceptance by the Borrower of such proposal, the Borrower shall become obligated to pay any fees required by the Agent and the Lenders with respect to such extension. Any additional covenants or requirements required by the Agent or the Lenders in connection with such extension shall be incorporated by such amendments to the Loan Documents as the Agent may require as a condition to the effectiveness of any Extension Request.

                  (iv) In the event that the total of the Commitments approved by the Lenders to be extended is not less than eighty percent (80%) of the Total Commitment and the Lenders or Potential Lenders shall not have acquired all of the Extension Shortfall, then the Maturity Date shall be extended upon the terms and conditions approved by those Lenders that have approved the extension provided that on the then existing Maturity Date each of the Lenders whose Commitment is included within the Extension Shortfall shall have received as a prepayment of its Loans, all principal, interest, fees and other amounts due and payable to such Lender under the Loan Documents.

                  (v) Nothing herein shall be deemed to require a Lender that does not approve an Extension Request to assign its Commitment at any time prior to the Maturity Date.

            (b) Provided that no Default or Event of Default shall have occurred and be continuing and that the Maturity Date is not being extended as provided in (S)2.11(a), the Borrower shall have the option, to be exercised by giving written notice to the Agent at least thirty (30) days prior to the Maturity Date, subject to the terms and conditions set forth in this Agreement, to extend the Maturity Date by one (1) day to January 1, 2003. The request by the Borrower for extension of the Maturity Date pursuant to (S)2.11(b) shall constitute a representation and warranty by the Borrower that all of the conditions set forth in this Section shall have been satisfied on the date of such request and shall be satisfied on the then existing Maturity Date. The obligations of the Agent and the Lenders to extend the Maturity Date as provided in this (S)2.11(b) shall be subject to the satisfaction of the following conditions precedent on the Maturity Date (without regard to such extension request):

                  (i) No Default. On the date the extension request is given and on the Maturity Date (as determined without regard to such extension) there shall exist no Default or Event of Default.

                  (ii) Representations and Warranties. The representations and warranties made by the Borrower or the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Maturity Date (as determined without regard to such extension), except to the extent of changes resulting from transactions permitted by the Loan Documents, it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date.

(S)3. REPAYMENT OF THE LOANS.

      (S)3.1 Stated Maturity. The Borrower promises to pay on the Maturity Date and there shall become absolutely due and payable on the Maturity Date all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

      (S)3.2 Mandatory Prepayments. If at any time the sum of the aggregate outstanding principal amount of the Revolving Credit Loans, the Swing Loans and the Letters of Credit Outstanding exceeds the aggregate Revolving Credit Commitments, or the aggregate outstanding principal balance of the Revolving Credit Loans, the Term Loans, the Swing Loans and the Letters of Credit Outstanding exceeds the Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders, as applicable, for application to the Loans as provided in (S)3.4, together with any additional amounts payable pursuant to (S)4.8, except that the amount of any Swing Loans shall be paid solely to the Swing Loan Lender. In the event there shall have occurred a casualty with respect to any Mortgaged Property and the Borrower is required to repay the Loans pursuant to (S)7.7 or a Taking and the Borrower is required to repay the Loans pursuant to a Mortgage or
(S)7.7, the Borrower shall prepay the Loans concurrently with the date of receipt by the Borrower or the Agent of any Insurance Proceeds or Condemnation Proceeds in respect of such casualty or Taking, as applicable, or as soon thereafter as is reasonably practicable, in the amount required pursuant to the relevant provisions of (S)7.7 or such Mortgage.

      (S)3.3 Optional Prepayments. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Loans, as a whole or in part, at any time without penalty or premium; provided, that if any prepayment of the outstanding amount of any LIBOR Rate Loans pursuant to this (S)3.3 is made on a date that is not the last day of the Interest Period relating thereto, such prepayment shall be accompanied by the payment of any amounts due pursuant to (S)4.8. The Borrower shall give the Agent, no later than 10:00 a.m., Boston time, at least three (3) days prior written notice of any prepayment pursuant to this (S)3.3, in each case specifying the proposed date of prepayment of the applicable Revolving Credit Loans or Term Loans and the principal amount to be prepaid. Notwithstanding the foregoing, no prior notice shall be required for the prepayment of any Swing Loan.

      (S)3.4 Partial Prepayments. Each partial prepayment of the Loans under
(S)3.3 shall be in a minimum amount of $1,000,000.00 or an integral multiple of $100,000 in excess thereof, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment. Each partial payment under (S)3.2, (S)3.3 and (S)3.5 shall be applied first to the principal of any Outstanding Swing Loans, then, in the absence of instruction by the Borrower, to the principal of Revolving Credit Loans, and then to the principal of the Term Loans, and within each category, first to the principal of Base Rate Loans within such category and then to the principal of LIBOR Rate Loans within such category. Notwithstanding anything herein to the contrary, any prepayment of the Term Loans shall be accompanied by an equal reduction in the Revolving Credit Commitments pursuant to (S)2.4 (and a corresponding prepayment of the Revolving Credit Loans, if necessary).

      (S)3.5 Proceeds from Debt or Equity Offering. The Borrower shall cause the gross proceeds of any Debt Offering or Equity Offering, less all reasonable costs, fees, expenses, underwriting commissions, fees and discounts incurred in connection therewith, to be paid by the Borrower or Guarantor, as applicable, to the Agent for the account of the Lenders as a prepayment of the Loans to the Borrower within ten (10) days after the receipt thereof (or if a payment within such period would require payment of amounts pursuant to (S)4.8, then such payment shall be made at the first expiration of an Interest Period thereafter) to be applied first to the then outstanding principal of the Loans in the same manner as partial prepayments pursuant to (S)3.4 and then to accrued and unpaid interest on the Loans.

      (S)3.6 Effect of Prepayments. Amounts of the Revolving Credit Loans prepaid under (S)3.2, (S)3.3 and (S)3.5 prior to the Maturity Date may be reborrowed as provided in (S)2. Any portion of the Term Loan that is prepaid may not be reborrowed.

(S)4. CERTAIN GENERAL PROVISIONS.

      (S)4.1 Conversion Options.

            (a) The Borrower may elect from time to time to convert any of its outstanding Revolving Credit Loans or Term Loans to a Revolving Credit Loan or Term Loan, respectively, of another Type and such Revolving Credit Loans or Term Loan shall thereafter bear interest as a Base Rate Loan or a LIBOR Rate Loan, as applicable; provided that (i) with respect to any such conversion of a LIBOR Rate Loan to a Base

Rate Loan, the Borrower shall give the Agent at least one (1) Business Day's prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect to such LIBOR Rate Loan; (ii) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Agent at least three (3) LIBOR Business Days' prior written notice of such election and the Interest Period requested for such Loan, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof and, after giving effect to the making of such Loan, there shall be no more than eight (8) LIBOR Rate Loans (including both Revolving Credit Loans and Term Loans) outstanding at any one time; and (iii) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of the outstanding Revolving Credit Loans or Term Loans of any Type may be converted as provided herein, provided that no partial conversion shall result in a Revolving Credit Base Rate Loan or a Term Base Rate Loan in a principal amount of less than $1,000,000 or a Revolving Credit LIBOR Rate Loan or Term LIBOR Rate Loan in a principal amount of less than $2,000,000 and that the principal amount of each Loan shall be in an integral multiple of $100,000. On the date on which such conversion is being made, each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. Each Conversion/Continuation Request relating to the conversion of a Base Rate Loan to a LIBOR Rate Loan shall be irrevocable by the Borrower.

            (b) Any LIBOR Rate Loan may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the terms of (S)4.1; provided that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Default or Event of Default.

            (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any LIBOR Rate Loan, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

      (S)4.2 Closing Fee. The Borrower agrees to pay to Fleet certain fees for services rendered or to be rendered in connection with the Loans as provided pursuant to an Agreement Regarding Fees dated as of even date herewith between the Borrower and Fleet. Fleet shall pay on the Closing Date to the other Lenders a closing fee in accordance with their separate agreement.

      (S)4.3 Agent's Fee. The Borrower shall pay to the Agent, for the Agent's own account, an annual Agent's fee as provided in the Agreement Regarding Fees dated of even date herewith between Borrower and Fleet. The Agent's fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof. The Agent's fee shall also be paid upon the Maturity Date or earlier termination of the Commitments. The Agent's fee for any partial quarter shall be prorated.

      (S)4.4 Funds for Payments.

            (a) All payments of principal, interest, facility fees, Letter of Credit fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Lenders and the Agent, as the case may be, at the Agent's Head Office, not later than 1:00 p.m. (Boston time) on the day when due, in each case in lawful money of the United States in immediately available funds. The Agent is hereby authorized to charge the accounts of the Borrower with Fleet, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans and all fees, charges, expenses and other amounts owing to the Agent and/or the Lenders (including the Swing Loan Lender) under the Loan Documents.

            (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes (other than income or franchise taxes imposed on any Lender), levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Lenders (including the Swing Loan Lender) or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agent to receive the same net amount which the Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under any other Loan Document.

            (c) Each Lender organized under the laws of a jurisdiction outside the United States, if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower with such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and, which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Lender, (ii) the Code, or (iii) any applicable rules or regulations in effect under (i) or (ii) above, indicates the withholding status of such Lender; provided that nothing herein (including without limitation the failure or inability to provide such form or statement) shall relieve the Borrower of its obligations under (S)4.4(b). In the event that the Borrower shall have delivered the certificates or vouchers described above for any payments made by the Borrower and such Lender receives a refund of any taxes paid by the Borrower pursuant to (S)4.4(b), such Lender will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter such Lender is required to return such refund, the Borrower shall promptly repay to such Lender the amount of such refund.

            (d) The obligations of the Borrower to the Lenders under this Agreement (and of the Revolving Credit Lenders to make payments to the Issuing Lender with respect to Letters of Credit) shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any of the other Loan Documents; (ii) any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith; (iii) the existence of any claim, set-off, defense or any right which the Borrower or any of its Subsidiaries or Affiliates may have at any time against any beneficiary or any transferee of any Letter of Credit (or persons or entities for whom any such beneficiary or any such transferee may be acting) or the Lenders (other than the defense of payment to the Lenders in accordance with the terms of this Agreement) or any other person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction; (iv) any draft, demand, certificate, statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (v) any breach of any agreement between Borrower or any of its Subsidiaries or Affiliates and any beneficiary or transferee of any Letter of Credit; (vi) any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit; (vii) payment by the Issuing Lender under any Letter of Credit against presentation of a sight draft, demand, certificate or other document which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct on the part of the Issuing Lender; (viii) any non-application or misapplication by the beneficiary of a Letter of Credit of the proceeds of such Letter of Credit; (ix) the legality, validity, form, regularity or enforceability of the Letter of Credit; (x) the failure of any payment by Issuing Lender to conform to the terms of a Letter of Credit (if, in Issuing Lender's good faith judgment, such payment is determined to be appropriate); (xi) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;
(xii) the occurrence of any Default or Event of Default; and (xiii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of gross negligence or willful misconduct on the part of the Issuing Lender.

      (S)4.5 Computations. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The Outstanding Loans as reflected on the records of the Agent from time to time shall be considered prima facie evidence of such amount.

      (S)4.6 Inability to Determine LIBOR. In the event that, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining LIBOR for such Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders absent manifest error) to the Borrower and the Lenders. In such event (a) any Loan Request with respect to a LIBOR Rate Loan shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan and
(b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period applicable thereto, become a Base Rate Loan, and the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Lenders.

      (S)4.7 Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful, or any central bank or other governmental authority having jurisdiction over a Lender or its LIBOR Lending Office shall assert that it is unlawful, for any Lender to make or maintain LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to the Agent and the Borrower and thereupon (a) the commitment of the Lenders to make LIBOR Rate Loans shall forthwith be suspended and (b) the LIBOR Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. Notwithstanding the foregoing, before giving such notice, the applicable Lender shall designate a different lending office if such designation will void the need for giving such notice and will not, in the judgment of such Lender, be otherwise materially disadvantageous to such Lender. In the event that the applicable Lender shall be replaced pursuant to (S)4.15, then to the extent the terms of this (S)4.7 are not otherwise applicable, Borrower again shall be permitted to request LIBOR Rate Loans.

      (S)4.8 Additional Interest. If any LIBOR Rate Loan or any portion thereof is repaid or is converted to a Base Rate Loan for any reason on a date which is prior to the last day of the Interest Period applicable to such LIBOR Rate Loan, or if repayment of the Loans has been accelerated as provided in (S)12.1, the Borrower will pay to the Agent upon demand for the account of the applicable Lenders in accordance with their respective Commitment Percentages (or to the Swing Loan Lender with respect to a Swing Loan), in addition to any amounts of interest otherwise payable hereunder, any amounts required to compensate such Lenders for any losses, costs or expenses which may reasonably be incurred as a result of such payment or conversion, including, without limitation, an amount equal to daily interest for the unexpired portion of such Interest Period on the LIBOR Rate Loan or portion thereof so repaid or converted at a per annum rate equal to the excess, if any, of (a) the interest rate calculated on the basis of LIBOR applicable to such LIBOR Rate Loan (including any spread over LIBOR) minus
(b) the yield obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximating the last day of such Interest Period (it being understood that the purchase of such securities shall not be required in order for such amounts to be payable) and that a

Lender shall not be obligated or required to have actually obtained funds at LIBOR or to have actually reinvested such amounts as described above. Such amount shall be reduced to present value by using the rate on the United States Treasury Securities described in the foregoing sentence and the number of days remaining in the unexpired portion of the Interest Period in question.

      (S)4.9 Additional Costs, Etc. Notwithstanding anything herein to the contrary, if any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

            (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Lender's Commitment, a Letter of Credit or the Loans (other than taxes based upon or measured by the gross receipts, income or profits of such Lender or the Agent or its franchise tax), or

            (b) materially change the basis of taxation (except for changes in taxes on gross receipts, income or profits or its franchise tax) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender under this Agreement or the other Loan Documents, or

            (c) impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law and which are not already reflected in any amounts payable by Borrower hereunder) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Lender, or

            (d) impose on any Lender or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Lender's Commitment, a Letter of Credit or any class of loans or commitments of which any of the Loans or such Lender's Commitment forms a part;

and the result of any of the foregoing is:

                  (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans, the Letters of Credit or such Lender's Commitment, or

                  (ii) to reduce the amount of principal, interest or other amount payable to any Lender or the Agent hereunder on account of such Lender's Commitment or any of the Loans or the Letters of Credit, or

                  (iii) to require any Lender or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, within fifteen (15) days of demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent such additional amounts as such Lender or the Agent shall determine in good faith to be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or other sum. Each Lender and the Agent in determining such amounts may use any reasonable averaging and attribution methods generally applied by such Lender or the Agent.

      (S)4.10 Capital Adequacy. If after the date hereof any Lender determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (b) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's or such holding company' s capital as a consequence of such Lender's commitment to make Loans or participate in Letters of Credit hereunder to a level below that which such Lender or holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such holding company' s then existing policies with respect to capital adequacy and assuming the full utilization of such entity' s capital) by any amount deemed by such Lender to be material, then such Lender may notify the Borrower thereof. The Borrower agrees to pay to such Lender the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by such Lender of a statement of the amount setting forth the Lender's calculation thereof. In determining such amount, such Lender may use any reasonable averaging and attribution methods generally applied by such Lender.

      (S)4.11 Indemnity of Borrower. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, or (b) default by the Borrower in making a borrowing or a conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion/Continuation Request.

      (S)4.12 Default Interest; Late Charge. Following the occurrence and during the continuance of any Event of Default, and regardless of whether or not the Agent or the Lenders shall have accelerated the maturity of the Loans, all Loans shall bear interest payable on demand at a rate per annum equal to four percent (4%) above the rate that would otherwise be applicable at such time (the "Default Rate"), until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to five percent (5.0%) of any amount of interest and/or principal payable on the Loans or any other amounts payable hereunder or under the Loan Documents, which is not paid by the Borrower within ten (10) days of the date when due.

      (S)4.13 Certificate. A certificate setting forth any amounts payable pursuant to (S)4.8, (S)4.9, (S)4.10, (S)4.11 or (S)4.12 and a reasonably detailed explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrower, shall be conclusive in the absence of manifest error.

      (S)4.14 Limitation on Interest. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, all agreements between or among the Borrower, the Guarantors, the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This Section shall control all agreements between or among the Borrower, the Guarantors, the Lenders and the Agent.

      (S)4.15 Certain Provisions Relating to Increased Costs. If a Lender gives notice of the existence of the circumstances set forth in (S)4.7 or any Lender requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of (S)4.9 or (S)4.10, then, upon request of Borrower, such Lender, as applicable, shall use reasonable efforts in a manner consistent with such institution's practice in connection with loans like the Loan of such Lender to eliminate, mitigate or reduce amounts that would otherwise be payable by Borrower under the foregoing provisions, provided that such action would not be otherwise prejudicial to such Lender, including, without limitation, by designating another of such Lender's offices, branches or affiliates; the Borrower agreeing to pay all reasonably incurred costs and expenses incurred by such Lender in connection with any such action. Notwithstanding anything to the contrary contained herein, if no Default or Event of Default shall have occurred and be continuing, and if any Lender has given notice of the existence of the circumstances set forth in (S)4.7 or has requested payment or compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of (S)4.9 or (S)4.10 (each, an "Affected Lender"), then, within thirty (30) days after such notice or request for payment or compensation, Borrower shall have the one-time right as to such Affected Lender, to be exercised by delivery of written notice delivered to the Agent and the Affected Lender within thirty (30) days of receipt of such notice, to elect to cause the Affected Lender to transfer its Commitment. The Agent shall promptly notify the remaining Lenders that each of such Lenders shall have the right, but not the obligation, to acquire a portion of the Commitment, pro rata based upon their relevant Commitment Percentages, of the Affected Lender (or if any of such Lenders does not elect to purchase its pro rata share, then to such remaining Lenders in such proportion as approved by the Agent). In the event that the Lenders do not elect to acquire all of the Affected Lender's Commitment, then the Agent shall endeavor to obtain a new Lender to acquire such remaining Commitment. Upon any such purchase of the Commitment of the Affected Lender, the Affected Lender's interest in the Obligations and its rights hereunder and under the Loan Documents shall terminate at the date of purchase, and the Affected Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest. The purchase price for the Affected Lender's Commitment shall equal any and all amounts outstanding and owed by Borrower to the Affected Lender, including principal and all accrued and unpaid interest or fees.

(S)5. COLLATERAL SECURITY.

      (S)5.1 Collateral. The Obligations shall be secured by (i) a perfected first priority lien to be held by the Agent for the benefit of the Lenders on the Mortgaged Properties, pursuant to the terms of the Mortgages, (ii) a perfected first priority security interest to be held by the Agent for the benefit of the Lenders in the Leases pursuant to the terms of the Assignments of Leases and Rents and (iii) the Indemnity Agreements and the other Security Documents. The Obligations shall be guaranteed pursuant to the Guaranty.

      (S)5.2 Appraisals. In connection with the initial syndication of the Loans, Agent shall obtain appraisals of each of the Mortgaged Properties, which shall be delivered within 120 days after the Closing Date. In addition, the Agent on behalf of the Lenders shall obtain an appraisal of the Mortgaged Property at any time that the regulatory requirements of a Lender generally applicable to real estate loans of the category made under this Agreement as reasonably interpreted by such Lender shall require an appraisal. Borrower shall pay the Agent on demand all reasonable out-of-pocket costs of no more than one
(1) such appraisal per twelve (12) month period for any Mortgaged Property. Any such appraisal obtained pursuant to this (S)5.2 shall be ordered by the Agent.

      (S)5.3 Replacement or Addition of Mortgaged Properties.

            (a) After the Closing Date, the Borrower shall have the right, subject to the consent of the Required Lenders and the satisfaction by the Borrower of the conditions set forth in this (S)5.3, to add Potential Collateral to the Collateral or to replace any Mortgaged Property which is Collateral with Potential Collateral. Subject to (S)9.8(e), the Borrower from time to time after the Closing Date may also request that certain Real Estate of one or more Guarantors (collectively, the "Guarantor Collateral") be included as a Mortgaged Property for the purpose of increasing the Borrowing Base or replacing existing Collateral. In the event the Borrower desires to replace Collateral or add additional Potential Collateral or Guarantor Collateral as aforesaid, the Borrower shall provide written notice to the Agent of such request (which the Agent shall promptly furnish to the Lenders), together with all documentation and other information required to permit the Agent to determine whether such Real Estate is Eligible Real Estate. Thereafter, the Agent shall have ten (10) Business Days from the date of the receipt of such documentation and other information to advise the Borrower whether the Required Lenders consent to the acceptance of such Guarantor Collateral or Potential Collateral. Notwithstanding the foregoing, no Guarantor Collateral or Potential Collateral shall be included as Collateral unless and until the following conditions precedent shall have been satisfied:

                  (i) such Guarantor Collateral or Potential Collateral shall be Eligible Real Estate;

                  (ii) the owner of any Guarantor Collateral shall have executed a Guaranty, or, in the Agent's reasonable discretion, shall have been added as an additional Borrower hereunder pursuant to an amendment to this Agreement in form and substance reasonably satisfactory to the Agent and Agent's counsel;

                  (iii) the Borrower or the owner of the Guarantor Collateral or Potential Collateral, as applicable, shall have executed and delivered to the Agent all Eligible Real Estate Qualification Documents (which may include an Assignment of Interests with respect to any direct or indirect interests in the owner of such Guarantor Collateral), all of which instruments, documents or agreements shall be in form and substance reasonably satisfactory to the Agent in its reasonable discretion; and

                  (iv) after giving effect to the inclusion of such Guarantor Collateral or Potential Collateral, each of the representations and warranties made by or on behalf of the Borrower or the Guarantors or any of their respective Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which it was made and shall also be true as of the time of the replacement or addition of Mortgaged Properties, with the same effect as if made at and as of that time (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing, and the Agent shall have received a certificate of the Borrower to such effect.

      The decision of the Required Lenders to grant or withhold their consent to the acceptance of Guarantor Collateral or Potential Collateral under this (S)5.3 shall be based on the factors set forth in this (S)5.3 and the other provisions of this Agreement relating to Eligible Real Estate and Mortgaged Properties.

      In connection with each such addition or substitution, the Borrower, within fifteen (15) Business Days of the Borrower's request to add such assets to the Collateral, shall pay to the Agent for the account of the Lenders a review fee of $10,000.00 for each asset to be added or replaced, which review fee shall be split equally among the Lenders, without regard to their respective Commitment Percentages.

            (b) Borrower may, at its option, obtain preliminary approval of the Required Lenders of Guarantor Collateral or Potential Collateral by delivering to the Agent and each of the Lenders the following with respect to such Guarantor Collateral or Potential Collateral:

                  (i) a physical description of the Real Estate;

                  (ii) current rent rolls, operating statements and an operating and capital expenditure budget for such Real Estate reasonably satisfactory to the Required Lenders;

                  (iii) to the extent then available in Borrower's files, a Survey, environmental report, copies of existing title insurance policies, engineering reports and similar information reasonably satisfactory to the Required Lenders; and

                  (iv) a certification to the knowledge of Borrower that such Real Estate will satisfy (or is anticipated to satisfy upon the acceptance of such Real Estate as Collateral) each of the other conditions to the acceptance of Real Estate as Collateral. The Required Lenders shall have ten (10) Business Days following receipt of all of the foregoing items to grant or deny preliminary approval for such proposed Guarantor Collateral or Potential Collateral. Agent shall notify the Borrower if and when the Required Lenders have granted such preliminary approval. In the event that the Required Lenders grant such preliminary approval, the Borrower shall satisfy the remaining requirements to the acceptance of such Collateral as provided in (S)5.3(a). Such Real Estate shall not be included in the Borrowing Base until the requirements of (S)5.3(a) are satisfied.

      (S)5.4 Release of Mortgaged Property. Provided no Default or Event of Default shall have occurred hereunder and be continuing (or would exist immediately after giving effect to the transactions contemplated by this
(S)5.4), the Agent shall release a Mortgaged Property from the lien or security title of the Security Documents encumbering the same upon the request of the Borrower subject to and upon the following terms and conditions:

            (a) the Borrower shall deliver to the Agent written notice of its desire to obtain such release no later than ten (10) days prior to the date on which such release is to be effected;

            (b) the Borrower shall submit to the Agent with such request a Compliance Certificate prepared using the financial statements of the Borrower most recently provided or required to be provided to the Agent under (S)6.4 or
(S)7.4 adjusted in the best good faith estimate of the Borrower to give effect to the proposed release and demonstrating that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such release;

            (c) all release documents to be executed by the Agent shall be in form and substance reasonably satisfactory to the Agent;

            (d) the Borrower shall pay all reasonable costs and expenses of the Agent in connection with such release, including without limitation, reasonable attorney's fees;

            (e) the Borrower shall pay to the Agent for the account of the Lenders a release price, which payment shall be applied to reduce the outstanding principal balance of the Loans as provided in (S)3.4, in an amount equal to one hundred percent (100%) of the Borrowing Base value attributable to such Mortgaged Property;

            (f) subject to Borrower's right to prepay the entire outstanding amount of the Loans in whole, but not in part, at no time during the term of this Agreement shall there be less than twenty five (25) Mortgaged Properties securing the Obligations; and

            (g) any release of a Mortgaged Property will not cause the Borrower to be in violation of the covenants set forth in (S)9.8.

      (S)5.5 Additional Guarantors. In the event that Borrower shall, after the Closing Date, have an Investment in any Subsidiary in which Borrower directly or indirectly owns a one hundred percent (100%) interest (including, without limitation, any Subsidiaries owned by JDN Development Investment, L.P. and JDN Holdings), Borrower shall cause each such Subsidiary to execute and deliver to Agent a Guaranty, and such Subsidiary shall become a Guarantor hereunder; provided, however, to the extent Borrower has an Investment in any such Subsidiary which is established as a special purpose entity to own Real Estate or equity interests related thereto and any loan documents, if any, to which any new Subsidiary directly owning title to any Real Estate is a party prohibit such new Subsidiary from guarantying the Obligations, Borrower shall not be obligated to cause such new Subsidiary to become a Guarantor. Borrower further covenants and agrees that Borrower shall cause each Subsidiary of Borrower that becomes a Guarantor pursuant to this (S)5.5 to become a party to the Contribution Agreement. The organizational agreements of each such Subsidiary created after the Closing Date shall specifically authorize each such Subsidiary to guarantee the Obligations and to execute the Contribution Agreement. Borrower shall further cause all representations, covenants and agreements in the Loan Documents with respect to Guarantors to be true and correct with respect to each such Subsidiary. In connection with the delivery of such Guaranty, Borrower shall deliver to the Agent such organizational agreements, resolutions, consents, opinions and other documents and instruments as the Agent may reasonably require.

      (S)5.6 Release of Certain Subsidiary Guarantors. In the event that a Subsidiary Guarantor shall transfer all of its assets for fair value and for cash in the ordinary course of its business, then such Subsidiary Guarantor may be released by Agent from liability under the Guaranty provided that the Borrower shall deliver to Agent evidence satisfactory to Agent that (a) the Borrower will be in compliance with all covenants of this Agreement after giving effect to such sale and release, (b) such Subsidiary Guarantor shall be legally dissolved after its release from the Guaranty, and (c) the net cash proceeds from such sale are being distributed to Borrower as part of such dissolution. The provisions of this (S)5.6 shall not apply to JDN AL, JDN DCI, JDN Holdings, JDN LP, Inc. or any Guarantor which may own a Mortgaged Property or any direct or indirect interest in a Mortgaged Property.

      (S)5.7 Release of Collateral. Upon the refinancing or repayment of the Obligations, then the Agent shall be entitled to release the Collateral from the lien and security interest of the Security Documents and to release the Guarantors, provided that Agent has not received a notice from the "Representative" (as defined in (S)14.12) or the holder of the Hedge Obligations that any Hedge Obligation is then due and payable to the holder thereof.

(S)6. REPRESENTATIONS AND WARRANTIES.

      The Borrower represents and warrants to the Agent and the Lenders as follows.

      (S)6.1 Corporate Authority, Etc.

            (a) Incorporation; Good Standing. The Borrower is a Maryland corporation duly organized pursuant to articles of incorporation filed with the Maryland Secretary of State, and is in good standing under the laws of Maryland. Borrower conducts its business in a manner which enables it to qualify as a real estate investment trust under, and to be entitled to the benefits of, (S)856 of the Code, and has elected to be treated as and is entitled to the benefits of a real estate investment trust thereunder. The Borrower (i) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (ii) is in good standing and is duly authorized to do business in the jurisdictions where the Mortgaged Properties owned or leased by it are located and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of Borrower.

            (b) Subsidiaries. Each of the Guarantors and each of the Subsidiaries of the Borrower and each Guarantor (i) is a corporation, limited partnership, general partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where a failure to be so qualified could have a materially adverse effect on the business, assets or financial condition of the Borrower, the Guarantors or such Subsidiary.

            (c) Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which any of the Borrower or any

Guarantor is a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, such Person or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent.

            (d) Enforceability. The execution and delivery of this Agreement and the other Loan Documents to which any of the Borrower or any Guarantor is a party are valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and general principles of equity.

      (S)6.2 Governmental Approvals. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower or any Guarantor is a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.

      (S)6.3 Title to Properties. Except as indicated on Schedule 6.3 hereto, the Borrower, the Guarantors and their respective Subsidiaries own or lease all of the assets reflected in the consolidated balance sheet of Borrower as at the Balance Sheet Date or acquired or leased since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date) or other adjustments that are not material in amount, subject to no rights of others, including any mortgages, leases pursuant to which Borrower or any of such Subsidiaries is the lessee, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

      (S)6.4 Financial Statements. The Borrower has furnished to Agent: (a) the consolidated balance sheet of Borrower and its Subsidiaries as of the Balance Sheet Date and the related consolidated statement of income and cash flow for the fiscal year then ended, (b) an unaudited statement of Net Operating Income for each of the Mortgaged Properties as of the Closing Date for the fiscal quarter ended December 31, 2000 reasonably satisfactory in form to the Agent and certified by the chief financial or accounting officer of Borrower as fairly presenting the Net Operating Income for such parcels for such periods, and (c) certain other financial information relating to the Borrower, the Guarantors and the Real Estate. Such balance sheet and statements have been prepared in accordance with generally accepted accounting principles and fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of such dates and the consolidated results of the operations of the Borrower and its Subsidiaries for such periods. There are no liabilities, contingent or otherwise, of the Borrower or any of its Subsidiaries involving material amounts not disclosed in said financial statements and the related notes thereto.

      (S)6.5 No Material Changes. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of the Borrower, any Guarantor and their respective Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the Borrower as of the Balance Sheet Date, or its consolidated statement of income or cash flows for the fiscal year then ended, other than changes in the ordinary course of business that could not reasonably be expected to have a Material Adverse Effect. As of the date hereof, except as set forth on Schedule 6.5 hereto, there has occurred no materially adverse change in the financial condition or business of any of the Mortgaged Properties from the condition shown on the statements of income delivered to the Agent pursuant to (S)6.4 other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of such Mortgaged Property.

      (S)6.6 Franchises, Patents, Copyrights, Etc. The Borrower, the Guarantors and their respective Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, service marks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others. None of the Mortgaged Properties is owned or operated under or by reference to any registered or protected trademark, trade name, service mark or logo.

      (S)6.7 Litigation. Except as stated on Schedule 6.7, there are no actions, suits, proceedings or investigations of any kind pending or to the knowledge of the Borrower threatened against the Borrower, any Guarantor or any of their respective Subsidiaries before any court, tribunal, arbitrator, mediator or administrative agency or board which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto or any lien, security title or security interest created or intended to be created pursuant hereto or thereto, or which if adversely determined could reasonably be expected to have a Material Adverse Effect. Except as set forth on
Schedule 6.7, there are no judgments, final orders or awards outstanding against or affecting the Borrower, any Guarantor, any of their respective Subsidiaries or any Mortgaged Property.

      (S)6.8 No Materially Adverse Contracts, Etc. None of the Borrower, any Guarantor or any of their respective Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person. None of the Borrower, any Guarantor or any of their respective Subsidiaries is a party to any contract or agreement that has or could reasonably be expected to have a Material Adverse Effect.

      (S)6.9 Compliance with Other Instruments, Laws, Etc. None of the Borrower, the Guarantors or any of their respective Subsidiaries is in violation of any provision of its charter or other organizational documents, bylaws, or any agreement or instrument to which it is subject or by which it or any of its properties is bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to materially and adversely affect the financial condition, properties or business of such Person.

      (S)6.10 Tax Status. Each of the Borrower, the Guarantors and their respective Subsidiaries (a) has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject or has obtained an extension for filing, (b) has paid prior to delinquency all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and
(c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers or partners of such Person know of no basis for any such claim.

      (S)6.11 No Event of Default. No Default or Event of Default has occurred and is continuing.

      (S)6.12 Holding Company and Investment Company Acts. None of the Borrower, the Guarantors or any of their respective Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is any of them an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

      (S)6.13 Absence of UCC Financing Statements, Etc. Except with respect to Permitted Liens or as disclosed on the lien search reports delivered to and approved by the Agent, there is no financing statement (but excluding any financing statements that may be filed against Borrower, any Guarantor or their respective Subsidiaries without the consent or agreement of such Persons), security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any applicable filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the Borrower, any Guarantor or their respective Subsidiaries or rights thereunder.

      (S)6.14 Setoff, Etc. The Collateral and the rights of the Agent and the Lenders with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses (provided that the foregoing representation shall not be deemed a representation as to any potential claims of tenants under Leases, which are covered by (S)6.22).

      (S)6.15 Certain Transactions. Except as disclosed on Schedule 6.15 hereto, none of the partners, officers, trustees, managers, members, directors, or employees of the Borrower, any Guarantor or any of their respective Subsidiaries is a party to any material agreement with the Borrower, any Guarantor or any of their respective Subsidiaries (other than for services as partners, managers, members, employees, officers and directors), including any such agreement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any partner, officer, trustee, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any partner, officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, which are on terms less favorable to the Borrower, a Guarantor or any of their respective Subsidiaries than those that would be obtained in a comparable arms-length transaction.

      (S)6.16 Employee Benefit Plans. The Borrower, each Guarantor and each ERISA Affiliate has fulfilled its obligation, if any, under the minimum funding standards of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan. Neither the Borrower, any Guarantor nor any ERISA Affiliate has
(a) sought a waiver of the minimum funding standard under (S)412 of the Code in respect of any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, (b) failed to make any contribution or payment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, or made any amendment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under
(S)4007 of ERISA. None of the Mortgaged Properties constitutes a "plan asset" of any Employee Plan, Multiemployer Plan or Guaranteed Pension Plan.

      (S)6.17 Disclosure. All of the representations and warranties made by or on behalf of the Borrower, the Guarantors and their respective Subsidiaries in this Agreement and the other Loan Documents or any document or instrument delivered to the Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects, and neither the Borrower nor any Guarantor has failed to disclose such information as is necessary to make such representations and warranties not misleading. There is no material fact or circumstance that has not been disclosed to the Agent and the Lenders, and the written information, reports and other papers and data with respect to the Borrower, any Subsidiary, any Guarantor or the Mortgaged Properties (other than projections and estimates) furnished to the Agent or the Lenders in connection with this Agreement or the obtaining of the Commitments of the Lenders hereunder was, at the time so furnished, complete and correct in all material respects, or has been subsequently supplemented by other written information, reports or other papers or data, to the extent necessary to give in all material respects a true and accurate knowledge of the subject matter in all material respects; provided that such representation shall not apply to (a) the accuracy of any engineering and environmental reports prepared by third parties or legal conclusions or analysis provided by the Borrower's and/or Guarantors' counsel (although the Borrower and the Guarantors have no reason to believe that the Agent and the Lenders may not rely on the accuracy thereof) or (b) budgets, projections and other forward-looking speculative information prepared in good faith by the Borrower (except to the extent the related assumptions were when made manifestly unreasonable).

      (S)6.18 Trade Name; Place of Business. Neither the Borrower nor any Guarantor uses any trade name and conducts business under any name other than its actual name set forth in the Loan Documents. The principal place of business of each of the Borrower and each Guarantor is 359 E. Paces Ferry Road, N.E., Suite 400, Atlanta, Georgia 30305.

      (S)6.19 Regulations T, U and X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224. Neither the Borrower nor any Guarantor is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224.

      (S)6.20 Environmental Compliance. The Borrower has taken all commercially reasonable steps to investigate the past and present conditions and usage of the Real Estate and the operations conducted thereon and, except as specifically set forth in the written environmental site assessment reports of the Environmental Engineer provided to the Agent on or before the date hereof, or in the case of Real Estate acquired after the date hereof, the environmental site assessment reports with respect thereto provided to the Agent, makes the following representations and warranties:

            (a) Neither the Borrower, any Guarantor, their respective Subsidiaries nor to the best knowledge and belief of Borrower any operator of the Real Estate, nor any operations thereon, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "Environmental Laws"), which violation (i) involves Real Estate (other than the Mortgaged Properties) and would have a Material Adverse Effect or (ii) involves Mortgaged Property.

            (b) Neither the Borrower, any Guarantor nor any of their respective Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300

Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C.
(S)9601(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, any Guarantor or any of their respective Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

            (c) (i) No portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate except those which are being operated and maintained in compliance with Environmental Laws; (ii) in the course of any activities conducted by the Borrower, any Guarantor, their respective Subsidiaries or, to the best knowledge and belief of the Borrower, the operators of their properties, no Hazardous Substances have been generated or are being used on the Real Estate except in the ordinary course of business and in accordance with applicable Environmental Laws; (iii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (other than the storing of materials in reasonable quantities to the extent necessary for the operation of an office building or retail establishment in the ordinary course of business, and in any event in compliance with all Environmental Laws) (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Mortgaged Properties, which Release would have a material adverse effect on the value of such Mortgaged Properties or adjacent properties, or from any other Real Estate, which Release could have a Material Adverse Effect; (iv) except as set forth on
Schedule 6.20 hereto, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) any Hazardous Substances that have been generated on any of the Real Estate have been transported off-site in accordance with all applicable Environmental Laws. The representation set forth in this (S)6.20(c) with respect to activities of lessees and other third parties unrelated to Borrower or any Guarantor shall be limited to the best knowledge and belief of the Borrower.

            (d) None of the Borrower, any Guarantor, their respective Subsidiaries nor the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement in each case by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of the Mortgages or to the effectiveness of any other transactions contemplated hereby except for such matters that shall be complied with as of the Closing Date.

            (e) There are no existing or closed sanitary landfills, solid waste disposal sites, or hazardous waste treatment, storage or disposal facilities on or affecting the Real Estate.

            (f) There has been no claim by any party that any use, operation, or condition of the Real Estate has caused any nuisance or any other liability or adverse condition on any other property which could reasonably be expected to have a Material Adverse Effect, nor is there any knowledge of any basis for such a claim.

            (g) In the event that any event or circumstance described in (S)6.20 shall occur with respect to any Real Estate of Borrower, Guarantor or their respective Subsidiaries after the date hereof that Borrower is permitted to address pursuant to (S)8.6, such event or circumstance shall not constitute a misrepresentation of Borrower at any time the representations and warranties under this (S)6.20 are repeated or deemed repeated; provided further that the foregoing shall not limit the requirement that such representations with respect to Mortgaged Properties be correct when such properties are accepted as Collateral.

      (S)6.21 Subsidiaries. Schedule 6.21(a) sets forth, as of the date hereof, all of the Subsidiaries of the Borrower and the Guarantors, the form and jurisdiction of organization of each of the Subsidiaries, and the owners of the direct and indirect ownership interests therein. Schedule 6.21(b) sets forth, as of the date hereof, all of the Affiliates of the Borrower and its Subsidiaries that are not also Subsidiaries, the form and jurisdiction of organization of each of the Affiliates, the Borrower's or its Subsidiary's ownership interest therein and the other owners of the applicable Affiliates. No Person owns any legal, equitable or beneficial interest in any of the Persons set forth on Schedules 6.21(a) and 6.21(b) except as set forth on such Schedules.

      (S)6.22 Leases. The Borrower has delivered to the Agent true copies of the Leases relating to each Mortgaged Property required to be delivered as a part of the Eligible Real Estate Qualification Documents as of the date hereof. An accurate and complete Rent Roll and Lease Summary as of the date of inclusion of each Mortgaged Property in the Collateral with respect to all Leases of any portion of the Mortgaged Property has been provided to the Agent. The Leases reflected on such Rent Roll constitute as of the date thereof the sole agreements relating to leasing or licensing of space at such Mortgaged Property and in the Building relating thereto. No Major Tenant is entitled to any free rent, partial rent, rebate of rent payments, credit, offset or deduction in rent, including, without limitation, lease support payments or lease buy-outs, except as reflected in such Rent Roll. Except as set forth in Schedule 6.22, the Leases reflected therein are, as of the date of inclusion of the applicable Mortgaged Property in the Collateral, in full force and effect in accordance with their respective terms, without any payment default or any other material default thereunder, nor are there any defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder, and neither the Borrower nor any Guarantor has given or made, any notice of any payment or other material default, or any claim, which remains uncured or unsatisfied, with respect to any of the Leases, and to the best of the knowledge and belief of the Borrower, there is no basis for any such claim or notice of default by any tenant. No property other than the Mortgaged Property which is the subject of the applicable Lease is necessary to comply with the requirements (including, without limitation, parking requirements) contained in such Lease.

      (S)6.23 Property. All of the Mortgaged Properties are in good condition and working order subject to ordinary wear and tear and casualty and condemnation permitted in the Loan Documents. All of the other Real Estate of the Borrower, Guarantors and their respective Subsidiaries is in good condition and working order subject to ordinary wear and tear and casualty and condemnation permitted in the Loan Documents, except for such portion of such Real Estate which is not occupied by any tenant and where such failure would not have a Material Adverse Effect. Such Real Estate, and the use and operation thereof, is in material compliance with all applicable zoning, building codes and other applicable governmental regulations. There are no unpaid or outstanding real estate or other taxes or assessments on or against any of the Mortgaged Properties which are payable by the Borrower or any Guarantor (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement). There are no unpaid or outstanding real estate or other taxes or assessments on or against any other property of the Borrower, the Guarantors or any of their respective Subsidiaries which are payable by any of such Persons in any material amount (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement). There are no pending eminent domain proceedings against any property of the Borrower, the Guarantors or their respective Subsidiaries or any part thereof, and, to the knowledge of the Borrower, no such proceedings are presently threatened or contemplated by any taking authority which may individually or in the aggregate have any Material Adverse Effect. None of the property of the Borrower, the Guarantors or their respective Subsidiaries is now damaged as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have any Material Adverse Effect.

      (S)6.24 Brokers. Neither the Borrower, any Guarantor nor any of their respective Subsidiaries has engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

      (S)6.25 Other Debt. Neither the Borrower, any Guarantor nor any of their respective Subsidiaries is in default of the payment of any Indebtedness in an amount equal to or greater than $1,000,000.00 or the performance of any related agreement, mortgage, deed of trust, security agreement, financing agreement, indenture or lease to which any of them is a party. Neither the Borrower nor any Guarantor is a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time or payment of any of the Obligations to any other indebtedness or obligation of the Borrower or any Guarantor. Schedule 6.25 hereto sets forth all agreements, mortgages, deeds of trust, financing agreements or other material agreements binding upon the Borrower and each Guarantor or their respective properties and entered into by the Borrower and/or such Guarantor as of the date of this Agreement with respect to any Indebtedness of the Borrower or any Guarantor in an amount equal to or greater than


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

$1,000,000.00, and the Borrower has provided the Agent with true, correct and complete copies thereof.

      (S)6.26 Solvency. As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all Loans made or to be made hereunder, neither the Borrower nor any Guarantor is insolvent on a balance sheet basis such that the sum of such Person's assets exceeds the sum of such Person's liabilities, the Borrower and each Guarantor is able to pay its debts as they become due, and the Borrower and each Guarantor has sufficient capital to carry on its business.

      (S)6.27 No Bankruptcy Filing. None of the Borrower or any Guarantor is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against it or any Guarantor.

      (S)6.28 No Fraudulent Intent. Neither the execution and delivery of this Agreement or any of the other Loan Documents nor the performance of any actions required hereunder or thereunder is being undertaken by the Borrower or any Guarantor or any of their respective Subsidiaries with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

      (S)6.29 Transaction in Best Interests of Borrower; Consideration. The transaction evidenced by this Agreement and the other Loan Documents is in the best interests of the Borrower, each Guarantor, their respective Subsidiaries and the creditors of such Persons. The direct and indirect benefits to inure to the Borrower, their respective Subsidiaries, the Guarantors and their respective Subsidiaries pursuant to this Agreement and the other Loan Documents constitute substantially more than "reasonably equivalent value" (as such term is used in (S)548 of the Bankruptcy Code) and "valuable consideration," "fair value," and "fair consideration," (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided by the Borrower, the Guarantors and their respective Subsidiaries pursuant to this Agreement and the other Loan Documents, and but for the willingness of each Guarantor to guaranty the Loan, the Borrower would be unable to obtain the financing contemplated hereunder which financing will enable the Borrower, each Guarantor and their respective Subsidiaries to have available financing to conduct and expand their business.

      (S)6.30 Contribution Agreement. The Borrower and the Guarantors have executed and delivered the Contribution Agreement, and the Contribution Agreement constitutes the valid and legally binding obligations of such parties enforceable against them in accordance with the terms and provisions thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

      (S)6.31 Reaffirmation of Representations. Borrower hereby restates and reaffirms each of the representations and warranties made by Borrower or any Guarantor set forth in the Mortgage and the Assignment of Leases and Rents as if the same were fully set forth herein.

(S)7. AFFIRMATIVE COVENANTS.

      The Borrower covenants and agrees that, so long as any Loan, Note or Letter of Credit is outstanding or any Lender has any obligation to make any Loans or issue Letters of Credit:

      (S)7.1 Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes, as well as all other sums owing pursuant to the Loan Documents.

      (S)7.2 Maintenance of Office. The Borrower and each Guarantor will maintain its respective chief executive office at 359 E. Paces Ferry Road, N.E., Suite 400, Atlanta, Georgia 30305, or at such other place in the United States of America as the Borrower or any Guarantor shall designate upon thirty (30) days prior written notice to the Agent and the Lenders, where notices, presentations and demands to or upon the Borrower or such Guarantor in respect of the Loan Documents may be given or made.

      (S)7.3 Records and Accounts. The Borrower and each Guarantor will (a) keep, and cause each of their respective Subsidiaries to keep, proper records and books of account in which true and correct entries will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of their respective Subsidiaries, contingencies and other reserves. Neither the Borrower, any Guarantor nor any of their respective Subsidiaries shall, without the prior written consent of the Required Lenders,
(x) make any material change to the accounting procedures used by such Person in preparing the financial statements and other information described in (S)6.4 or
(S)7.4, or (y) change its fiscal year.

      (S)7.4 Financial Statements, Certificates and Information. Borrower will deliver or cause to be delivered to the Agent with sufficient copies for each of the Lenders:

            (a) as soon as practicable, but in any event not later than ninety
(90) days after the end of each fiscal year of Borrower, the audited consolidated balance sheet of Borrower and its Subsidiaries at the end of such year, and the related audited consolidated statements of income, changes in capital and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification as to the scope of the audit by a "Big Five" accounting firm (the foregoing may be satisfied by delivery of the Form 10-K of the Borrower filed with the SEC), and any other information the Lenders may reasonably request to complete a financial analysis of the Borrower and its

Subsidiaries, together with a written statement from such accountants to the effect that they have read this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any Default or Event of Default they shall disclose in such statement any such Default or Event of Default (provided that with respect to the audited financial statement due on or before March 31, 2001, such written statement from the Borrower's accountants shall be delivered on or before the date that is two (2) weeks following the date such financial statement is required to be delivered to Agent hereunder);

            (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income and cash flows for the portion of Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP (the foregoing may be satisfied by delivery of the Form 10-Q of the Borrower filed with the SEC), together with a certification by the chief financial officer or accounting officer of Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

            (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement (a "Compliance Certificate") certified by the chief financial officer or chief accounting officer of Borrower in the form of Exhibit K hereto (or in such other form as the Agent may approve from time to time) setting forth in reasonable detail computations evidencing compliance or non-compliance (as the case may be) with the covenants contained in (S)9 and the other covenants described in such certificate and (if applicable) setting forth reconciliations to reflect changes in GAAP since the Balance Sheet Date. Borrower shall submit with the Compliance Certificate a Borrowing Base Certificate in the form of Exhibit J attached hereto pursuant to which the Borrower shall calculate the amount of the Borrowing Base as of the end of the immediately preceding fiscal quarter of the Borrower. All income, expense and value associated with Real Estate or other Investments disposed of during any quarter will be eliminated from calculations, where applicable. The Compliance Certificate shall be accompanied by copies of the statements of Net Operating Income for such fiscal quarter for each of the Mortgaged Properties, prepared on a basis consistent with the statements furnished to the Lenders prior to the date hereof and otherwise in form and substance reasonably satisfactory to the Agent, together with a certification by the chief financial officer or chief accounting officer of Borrower that the information contained in such statement fairly presents the Net Operating Income of the Mortgaged Properties for such periods;

            (d) contemporaneously with the delivery of the financial statements referred to in clause (a) above, the statement of all contingent liabilities involving amounts of $1,000,000.00 or more of the Borrower and its Subsidiaries which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guaranties, endorsements and other contingent obligations in respect of the indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit);

            (e) as soon as practicable but in any event not later than forty-five (45) days after the end of each fiscal quarter of Borrower (including the fourth fiscal quarter in each year), a Rent Roll for each of the Mortgaged Properties and a consolidated operating statement for the Mortgaged Properties, and a copy of each Lease or amendment entered into with respect to a Mortgaged Property during such quarter;

            (f) simultaneously with the delivery of the financial statement referred to in subsections (a) and (b) above, a supplemental investor package containing financial and statistical information related to the applicable quarter in the form delivered to the Agent prior to the Closing Date, together with a statement of sources and uses of funds with respect to properties under development;

            (g) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature, reports or proxy statements sent to the shareholders of the Borrower;

            (h) promptly after they are filed with the Internal Revenue Service, copies of all annual federal income tax returns and amendments thereto of the Borrower and each Guarantor;

            (i) promptly upon the filing hereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall file with the SEC;

            (j) not later than five (5) Business Days after the Borrower receives notice of the same from any of the Rating Agencies or otherwise learns of the same, notice of the issuance of any change in the Rating by any of the Rating Agencies in respect of the Borrower or any debt of the Borrower (including any change in the Rating), together with the details thereof, and of any announcement by any of the Rating Agencies that any such Rating is "under review" or that any such Rating has been placed on a watch list or that any similar action has been taken by any of the Rating Agencies (collectively, a "Rating Notice");

            (k) evidence reasonably satisfactory to Agent of the timely payment of all real estate taxes for the Mortgaged Properties;

            (l) not later than November 15 of each year, the cash flow projections for the Borrower and its Subsidiaries for the next three (3) years; and

            (m) from time to time such other financial data and information in the possession of the Borrower, each Guarantor or their respective Subsidiaries (including without limitation auditors' management letters, status of litigation or investigations against the Borrower and any settlement discussions relating thereto, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the Borrower or any Guarantor) as the Agent may reasonably request. Information concerning such litigation or settlement discussions shall not include attorney-client privileged communications, but shall otherwise include information which may be confidential or subject to a work-product privilege so that the Agent and the Lenders receive the same level of disclosure from the Borrower with respect to such matters as has been made prior to the Closing Date.

      (S)7.5 Notices.

            (a) Defaults. The Borrower will immediately upon becoming aware of same notify the Agent in writing of the occurrence of any Default or Event of Default, which notice shall describe such occurrence with reasonable specificity and shall state that such notice is a "notice of default". If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower, any Guarantor or any of their respective Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would either cause a Default or have a Material Adverse Effect, the Borrower shall forthwith give written notice thereof to the Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

            (b) Environmental Events. The Borrower will give notice to the Agent within five (5) Business Days of becoming aware of (i) any potential or known Release, or threat of Release, of any Hazardous Substances in an amount that may be required to be contained, removed or otherwise remediated at or from any Real Estate; (ii) any violation of any Environmental Law that the Borrower, any Guarantor or any of their respective Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency or (iii) any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in either case involves (A) any Mortgaged Property, (B) any other Real Estate and could reasonably be expected to have a Material Adverse Effect, or (C) or the Agent's liens or security title on the Collateral pursuant to the Security Documents.

            (c) Notification of Claims Against Collateral. The Borrower will give notice to the Agent in writing within five (5) Business Days of becoming aware of any material setoff, claims (including, with respect to the Mortgaged Property, environmental claims), withholdings or other defenses to which any of the Collateral, or the rights of the Agent or the Lenders with respect to the Collateral, are subject.

            (d) Notice of Litigation and Judgments. The Borrower will give notice to the Agent in writing within five (5) Business Days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower, any Guarantor or any of their respective Subsidiaries or to which


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

the Borrower, any Guarantor or any of their respective Subsidiaries is or is to become a party involving an uninsured claim against any of the Borrower, any Guarantor or any of their respective Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Borrower and each Guarantor will give notice to the Agent, in writing, in form and detail reasonably satisfactory to the Agent and each of the Lenders, within ten days of any judgment not covered by insurance, whether final or otherwise, against any of the Borrower, any Guarantor or any of their respective Subsidiaries in an amount in excess of $1,000,000.

            (e) Notice of Proposed Sales, Encumbrances, Refinance or Transfer of Non-Mortgaged Property. The Borrower will give notice to the Agent of any completed sale, encumbrance, refinance or transfer of any Real Estate (other than the Mortgaged Properties) or other Investments of the type described in
(S)8.3(i) of the Borrower, any Guarantor or their respective Subsidiaries within any fiscal quarter of Borrower, such notice to be submitted together with the Compliance Certificate provided or required to be provided to the Agent and the Lenders under (S)7.4 with respect to such fiscal quarter. The Compliance Certificate shall with respect to any completed sale, encumbrance, refinance or transfer be adjusted in the best good faith estimate of Borrower to give effect to such sale, encumbrance, refinance or transfer and demonstrate that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such sale, encumbrance, refinance or transfer. Notwithstanding the foregoing, in the event of any sale, encumbrance, refinance or transfer of any Real Estate or other Investment of the type described in
(S)8.3(i) involving Real Estate or such other Investment in an amount in excess of $50,000,000.00, the Borrower shall promptly give notice to the Agent of such transaction, which notice shall be accompanied by a Compliance Certificate prepared using the financial statements of Borrower most recently provided or required to be provided to the Agent and the Lenders under (S)6.4 or (S)7.4, adjusted as provided in this paragraph.

            (f) ERISA. The Borrower will give notice to the Agent within five
(5) Business Days after the Borrower or any ERISA Affiliate (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in (S)4043 of ERISA) with respect to any Guaranteed Pension Plan, Multiemployer Plan or Employee Benefit Plan, or knows that the plan administrator of any such plan has given or is required to give notice of any such reportable event; (ii) gives a copy of any notice of complete or partial withdrawal liability under Title IV of ERISA; or (iii) receives any notice from the PBGC under Title IV or ERISA of an intent to terminate or appoint a trustee to administer any such plan.

            (g) Notification of Lenders. Within five (5) Business Days after receiving any notice under this (S)7.5, the Agent will forward a copy thereof to each of the Lenders, together with copies of any certificates or other written information that accompanied such notice.

      (S)7.6 Existence; Maintenance of Properties; Rating Agency Surveillance.


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

            (a) The Borrower will preserve and keep in full force and effect its existence as a Maryland corporation. Each Guarantor will preserve and keep in full force and effect its legal existence in the jurisdiction of its incorporation or formation. The Borrower and each Guarantor will cause each of their respective Subsidiaries to preserve and keep in full force and effect their legal existence in the jurisdiction of its incorporation or formation. The Borrower will preserve and keep in full force all of its rights and franchises and those of its Subsidiaries, the preservation of which is necessary to the conduct of their business. Borrower shall at all times comply with all requirements and applicable laws and regulations necessary to maintain REIT status. The common stock of Borrower shall at all times be listed for trading and be traded on the New York Stock Exchange (NYSE), unless otherwise consented to by the Required Lenders. The Borrower shall continue to own directly or indirectly one hundred percent (100%) of the Guarantors.

            (b) The Borrower (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of any Mortgaged Property or would cause a Material Adverse Effect. Without limitation of the obligations of the Borrower under this Agreement with respect to the maintenance of the Mortgaged Properties, the Borrower shall promptly and diligently comply with the recommendations of the Environmental Engineer concerning the maintenance, operation or upkeep of the Mortgaged Properties contained in the building inspection and environmental reports delivered to the Agent or otherwise obtained by Borrower or any Guarantor.

            (c) In the event that Borrower obtains a Qualifying Rating for the purposes of determining the Applicable Margin, Borrower shall at all times thereafter pay such monitoring, surveillance or similar fees as may be required by the applicable Rating Agency to continue to monitor the Borrower, and the Borrower shall upon the request of Agent provide evidence to Agent of the payment thereof.

      (S)7.7 Insurance.

            (a) The Borrower will procure and maintain or cause to be procured and maintained (i) insurance covering the Borrower and the Guarantors and their respective Subsidiaries, the Mortgaged Properties and their respective properties (the cost of such insurance to be borne by the insured thereunder) with financially sound and reputable insurers (or self-insurance provided by creditworthy tenants) in such amounts and against such risks and casualties as are customary for properties of similar character and location, due regard being given to the type of improvements thereon, their construction, location, use and occupancy, and (ii) such insurance as is required by the Security Documents.


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

            (b) The Borrower or the applicable Guarantor shall pay all premiums on insurance policies. The liability insurance policies with respect to all Mortgaged Properties shall name the Agent and each Lender as an additional insured.

            (c) In the event of any loss or damage to the Mortgaged Property, the Borrower or the applicable Guarantor shall give prompt written notice to the insurance carrier and the Agent. Each of the Borrower and the Guarantors hereby irrevocably authorizes and empowers the Agent, at the Agent's option and in the Agent's sole discretion or at the request of the Required Lenders in their sole discretion, as its attorney in fact, to make proof of such loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive Insurance Proceeds, and to deduct therefrom the Agent's expenses incurred in the collection of such Insurance Proceeds; provided, however, that so long as no Default or Event of Default has occurred and is continuing and so long as the Borrower or any Guarantor shall in good faith diligently pursue such claim, the Borrower or such Guarantor may make proof of loss and appear in any proceedings or negotiations with respect to the adjustment of such claim, except that the Borrower or such Guarantor may not settle, adjust or compromise any such claim without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed; provided, further, that the Borrower or such Guarantor may make proof of loss and adjust and compromise any claim under casualty insurance policies which is in an amount less than $500,000 so long as no Default or Event of Default has occurred and is continuing and so long as the Borrower or such Guarantor shall in good faith diligently pursue such claim. The Borrower and each Guarantor further authorize the Agent, at the Agent's option, to (i) apply the balance of such Insurance Proceeds to the payment of the Obligations whether or not then due, or (ii) if the Agent shall require the reconstruction or repair of the Mortgaged Property, to hold the balance of such proceeds as trustee to be used to pay taxes, charges, sewer use fees, water rates and assessments which may be imposed on the Mortgaged Property and the Obligations as they become due during the course of reconstruction or repair of the Mortgaged Property and to reimburse the Borrower or such Guarantor, in accordance with such terms and conditions as the Agent may prescribe, for the costs of reconstruction or repair of the Mortgaged Property, and upon completion of such reconstruction or repair to apply any excess to the payment of the Obligations.

            (d) Notwithstanding the foregoing or anything in the Mortgages, the Agent shall make net Insurance Proceeds and Condemnation Proceeds available to the Borrower or such Guarantor to reconstruct and repair the Mortgaged Property, in accordance with such terms and conditions as the Agent may prescribe in the Agent's discretion for the disbursement of the proceeds, provided that (i) the cost of such reconstruction or repair is not estimated by the Agent to exceed fifty percent (50%) of the replacement cost of the damaged Building (as reasonably estimated by the Agent), (ii) no Event of Default shall have occurred and be continuing, (iii) the Borrower or such Guarantor shall have provided to the Agent additional cash security in an amount equal to the amount reasonably estimated by the Agent to be the amount in excess of such proceeds which will be required to complete such repair or restoration, (iv) the Agent shall have approved the plans and specifications, construction budget, construction contracts, and construction schedule for such repair or restoration and reasonably


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

determined that the repaired or restored Mortgaged Property will provide the Agent with adequate security for the Obligations (provided that the Agent shall not disapprove such plans and specifications if the Building is to be restored to its condition immediately prior to such damage), (v) the Borrower or such Guarantor shall have delivered to the Agent written agreements binding upon the Major Tenants and not less than seventy-five percent (75%) of the remaining tenants or other parties having present or future rights to possession of any portion of the affected Mortgaged Property or having any right to require repair, restoration or completion of the Mortgaged Property or any portion thereof (determined by reference to those tenants in the aggregate occupying or having rights to occupy not less than seventy-five percent (75%) of the Net Rentable Area of the Building so damaged, excluding the portion leased by the Major Tenants), agreeing upon a date for delivery of possession of the Mortgaged Property or their respective portions thereof, to permit time which is sufficient in the judgment of the Agent for such repair or restoration and approving the plans and specifications for such repair or restoration, or other evidence satisfactory to the Agent that none of such tenants or other parties may terminate their Leases as a result of such casualty or as a result of having a right to approve the plans and specifications for such repair or restoration,
(vi) the Agent shall reasonably determine that such repair or reconstruction can be completed prior to the Maturity Date, (vii) the Agent shall receive evidence reasonably satisfactory to it that any such restoration, repair or rebuilding complies in all respects with any and all applicable state, federal and local laws, ordinances and regulations, including without limitation, zoning laws, ordinances and regulations, and that all required permits, licenses and approvals relative thereto have been or will be issued in a manner so as not to materially impede the progress of restoration, (viii) the Agent shall receive evidence reasonably satisfactory to it that the insurer under such policies of fire or other casualty insurance does not assert any defense to payment under such policies against the Borrower, any Guarantor or the Agent, and (ix) with respect to any taking or condemnation, Agent shall determine that following such repair or restoration there shall be no more than the lesser of (i) a fifty percent (50%) reduction in occupancy or rental income from the Mortgaged Property so affected by such specific condemnation or taking (excluding any proceeds from rental loss insurance or proceeds from such award allocable to rent) or (ii) a fifteen percent (15%) reduction in occupancy or in rental income from all of the Mortgaged Properties (excluding any proceeds from rental loss insurance or proceeds of such award allocable to rent), after giving effect to the current condemnation or taking and any previous condemnations or takings which may have occurred. Any excess Insurance Proceeds shall be paid to the Borrower, or if an Event of Default has occurred and is continuing, such proceeds shall be applied to the payment of the Obligations, unless in either case by the terms of the applicable insurance policy the excess proceeds are required to be returned to such insurer. Any excess Condemnation Proceeds shall be applied to the payment of the Obligations. In no event shall the provisions of this section be construed to extend the Maturity Date or to limit in any way any right or remedy of the Agent upon the occurrence of an Event of Default hereunder. If the Mortgaged Property is sold or the Mortgaged Property is acquired by the Agent, all right, title and interest of the Borrower and any Guarantor in and to any insurance policies and unearned premiums thereon and in and to the proceeds thereof resulting from loss or damage to the


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

Mortgaged Property prior to the sale or acquisition shall pass to the Agent or any other successor in interest to the Borrower or purchaser of the Mortgaged Property.

            (e) The Borrower and the Guarantors will provide to the Agent for the benefit of the Lenders Title Policies for all of the Mortgaged Properties of such Person. Each Title Policy shall also contain, to the extent available, a tie-in endorsement aggregating the insurance coverage provided under all of the policies issued by the same title insurance company relating to the Borrower and each Guarantor.

      (S)7.8 Taxes; Liens. The Borrower and the Guarantors will, and will cause their respective Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon them or upon the Mortgaged Properties or the other Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom as well as all claims for labor, materials or supplies that if unpaid might by law become a lien or charge upon any of its property or other Liens affecting any of the Collateral or other property of Borrower, the Guarantors or their respective Subsidiaries, provided that any such tax, assessment, charge or levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings which shall suspend the collection thereof with respect to such property, neither such property nor any portion thereof or interest therein would be in any danger of sale, forfeiture or loss by reason of such proceeding and the Borrower, any such Guarantor or any such Subsidiary shall have set aside on its books adequate reserves in accordance with GAAP; and provided, further, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the Borrower, any such Guarantor or any such Subsidiary either (i) will provide a bond issued by a surety reasonably acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge or levy.

      (S)7.9 Inspection of Properties and Books. The Borrower and the Guarantors will, and will cause their respective Subsidiaries to, permit the Lenders, through the Agent or any representative designated by the Agent, at the Borrower's expense and upon reasonable prior notice, to visit and inspect any of the properties of the Borrower, each Guarantor or any of their respective Subsidiaries, to examine the books of account of the Borrower, each Guarantor and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower, any Guarantor and their respective Subsidiaries with, and to be advised as to the same by, their respective officers, all at such reasonable times and intervals as the Agent or any Lender may reasonably request, provided that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall not be required to pay for such visits and inspections more often than once in any twelve (12) month period. The Lenders shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the normal business operations of the Borrower, the Guarantors and their respective Subsidiaries.

      (S)7.10 Compliance with Laws, Contracts, Licenses, and Permits. The Borrower and the Guarantors will, and will cause each of their respective Subsidiaries to, comply in


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

all respects with (i) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws,
(ii) the provisions of its corporate charter, partnership agreement, limited liability company agreement or declaration of trust, as the case may be, and other charter documents and bylaws, (iii) all agreements and instruments to which it is a party or by which it or any of its properties may be bound, (iv) all applicable decrees, orders, and judgments, and (v) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties, except where a failure to so comply with any of clauses (i) through (v) would not have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower, any Guarantor or their respective Subsidiaries may fulfill any of its obligations hereunder, the Borrower, such Guarantor or such Subsidiary will immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Lenders with evidence thereof.

      (S)7.11 Further Assurances. The Borrower and each Guarantor will and will cause each of their respective Subsidiaries to, cooperate with the Agent and the Lenders and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

      (S)7.12 Management. The Borrower shall not and shall not permit any Guarantor to enter into any management agreement with a third party manager after the date hereof for any Mortgaged Property without the prior written consent of the Agent (which shall not be unreasonably withheld). Agent may condition any approval of a new manager upon the execution and delivery to Agent of collateral assignment of such management agreement to Agent and a subordination of the manager's rights thereunder to the rights of the Agent and the Lenders under the Loan Documents.

      (S)7.13 Leases of the Property. Neither the Borrower nor any Guarantor will lease all or any portion of a Mortgaged Property or amend, supplement or otherwise modify, terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Lease without the prior written consent of the Agent; provided, however, with respect to (a) any Lease which covers less than 25,000 square feet of a Mortgaged Property, the Borrower or any Guarantor may enter into leases, amend, supplement or otherwise modify, terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or granting concessions to or waive the performance of any obligations of any tenant, lessee or licensee under any such Lease in the ordinary course of business consistent with sound leasing and management practices for similar properties, or (b) any lease which covers 25,000 square feet or more of a Mortgaged Property, the Borrower or any Guarantor may enter into an amendment or modification of a Lease in the ordinary course of business consistent with sound leasing and management practices provided that such amendment or modification does not decrease any minimum rent, percentage rent or other financial obligation of the tenant thereunder, release any tenant or guarantor, shorten the term thereof, increase landlord obligations, or otherwise materially modify such lease.

      (S)7.14 Business Operations. The Borrower, the Guarantors and their respective Subsidiaries shall operate their respective businesses in substantially the same manner and in substantially the same fields and lines of business as such business is now conducted and in compliance with the terms and conditions of this Agreement and the Loan Documents.

      (S)7.15 Registered Servicemark. Without the prior written consent of the Agent, none of the Mortgaged Properties shall be owned or operated by the Borrower or any Guarantor under any registered or protected trademark, tradename, servicemark or logo. Without limiting the foregoing, the Agent may condition its consent to the use of any of the foregoing upon the granting to the Agent for the benefit of the Lenders of a perfected first priority security interest therein.

      (S)7.16 Ownership of Real Estate. Without the prior written consent of Agent, all Real Estate and all interests (whether direct or indirect) of the Borrower, the Guarantors and any of their respective Subsidiaries in income-producing real estate assets now owned or leased or acquired or leased after the Closing Date shall be owned or leased directly by the Borrower; provided, however that (i) subject to the restrictions contained in (S)8.3, the Borrower shall be permitted to own or lease interests in Real Estate together with other third party joint venture partners; (ii) any Subsidiary may acquire Real Estate in a like-kind exchange of Real Estate of such Person; (iii) Real Estate may be owned by Subsidiaries of the Borrower as permitted in (S)8.13 or with respect to development permitted pursuant to (S)8.9; and (iv) a Subsidiary of the Borrower which has developed income-producing real estate may continue to own such property provided that the owner thereof is a Guarantor.

      (S)7.17 Distributions of Income to the Borrower. The Borrower shall cause all of its Subsidiaries to promptly distribute to the Borrower (but not less frequently than once each fiscal quarter of the Borrower, unless otherwise approved by the Agent), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from its Subsidiaries' use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Subsidiary of its debt service and operating expenses for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements to be made to such Subsidiary's assets and properties approved by such Subsidiary in the ordinary course of business consistent with its past practices.

      (S)7.18 Limiting Agreements. Should the Borrower, the Guarantors or any of their respective Subsidiaries enter into or modify any agreements or documents pertaining to any existing or future Indebtedness or Debt Offering providing for Indebtedness in excess of $500,000.00 or any Equity Offering, which agreements or documents include covenants, whether affirmative or negative, or any other provision which may have the same practical effect as any of the foregoing, which are individually


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

or in the aggregate more restrictive against the Borrower, the Guarantors or their respective Subsidiaries than those set forth in Articles 8 or 9 of this Agreement, the Borrower shall promptly notify the Agent and, if requested by the Agent or the Required Lenders, the Borrower, the Agent, and the Lenders shall promptly amend this Agreement and the other Loan Documents to include some or all of such more restrictive provisions as determined by the Agent or the Required Lenders in their sole discretion, and the Borrower shall cause the Guarantors to consent to such amendment. The Borrower agrees to deliver to the Agent copies of any agreements or documents (or modifications thereof) pertaining to existing or future Indebtedness, Debt Offering or Equity offering of the Borrower, the Guarantors or any of their respective Subsidiaries as the Agent form time to time may request. Notwithstanding the foregoing, this (S)7.18 shall not apply to covenants (whether affirmative or negative), warranties, defaults or events of default (or any other provision which may have the same practical effect as any of the foregoing) contained in any agreements or documents evidencing or securing Indebtedness that relate only to specific Real Estate that is collateral for such Indebtedness.

      (S)7.19 Interest Rate Contract. From and after the date of this Agreement, the Borrower shall at all times maintain in full force and effect the Interest Rate Contract described in (S)10.16. The Borrower shall upon the request of the Agent provide to the Agent evidence that such Interest Rate Contract is in effect.

      (S)7.20 Plan Assets. The Borrower will do, or cause to be done, all things necessary to ensure that none of the Mortgaged Properties will be deemed to be Plan Assets at any time.

(S)8. NEGATIVE COVENANTS.

      The Borrower covenants and agrees that, so long as any Loan, Note or Letter of Credit is outstanding or any of the Lenders has any obligation to make any Loans or issue any Letter of Credit:

      (S)8.1 Restrictions on Indebtedness. The Borrower will not, and will not permit its respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

            (a) Indebtedness to the Lenders arising under any of the Loan Documents;

            (b) current liabilities of the Borrower, the Guarantors or their respective Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

            (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)7.8;


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

            (d) Indebtedness in respect of judgments only to the extent, for the period and for an amount not resulting in a Default;

            (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

            (f) Indebtedness in respect of reverse repurchase agreements having a term of not more than 180 days with respect to Investments described in
(S)8.3(d) or (e);

            (g) subject to the provisions of (S)9, Indebtedness of the Borrower and its Subsidiaries; provided that, unless otherwise approved by Agent, no Indebtedness incurred after the Closing Date that is recourse to Borrower shall bear a maturity date that is sooner than 180 days after the Maturity Date; provided further that without the consent of Agent Indebtedness of Borrower entered into in the ordinary course of business that is secured by Real Estate and is recourse to Borrower in an aggregate amount not greater than $30,000,000.00 may mature on a date that is not sooner than 90 days after the Maturity Date;

            (h) Indebtedness arising under the Interest Rate Contract entered into pursuant to (S)10.16; and

            (i) unsecured Indebtedness of Subsidiaries of the Borrower to Borrower provided that repayment of such Indebtedness shall be subordinate at all times to the repayment of the Obligations pursuant to a subordination agreement reasonably satisfactory to Agent.

      (S)8.2 Restrictions on Liens, Etc. The Borrower will not, and will not permit its Subsidiaries to (a) create or incur or suffer to be created or incurred or to exist any lien, security title, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of their respective property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of their property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against any of them that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over any of their general creditors; (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse(provided that this clause (e) shall not prohibit a true sale of a land option or development agreement); or (f) incur or maintain any obligation to any holder of Indebtedness of any of such Persons which prohibits the creation or maintenance of any lien securing the Obligations (collectively, "Liens"); provided that the Borrower and any such Subsidiary may create or incur or suffer to be created or incurred or to exist:

                  (i) Liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not then delinquent;

                  (ii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security obligations;

                  (iii) Liens on assets other than the Collateral, the Mortgaged Property or any interest therein (including the rents, issues and profits therefrom) in respect of judgments, awards or Indebtedness which is permitted by
(S)8.1(d) or (S)8.1(g);

                  (iv) encumbrances on properties other than the Mortgaged Property consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower, the Guarantors or any such Subsidiary is a party, purchase money security interests and other liens or encumbrances, which do not individually or in the aggregate have a materially adverse effect on the business of the Borrower on a consolidated basis;

                  (v) liens in favor of the Agent and the Lenders under the Loan Documents to secure the Obligations and the Hedge Obligations; and

                  (vi) liens and encumbrances on a Mortgaged Property expressly permitted under the terms of the Mortgage relating thereto.

      (S)8.3 Restrictions on Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

            (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower or any such Subsidiary;

            (b) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or bank of the United States of America;

            (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of any of the Lenders or any United States banks having total assets in excess of $100,000,000; provided, however, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $1,000,000;


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

            (d) securities commonly known as "commercial paper" issued by any Lender, or by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "P 1" if then rated by Moody's Investors Service, Inc., and not less than "A 1", if then rated by Standard & Poor's Corporation;

            (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "AA" if then rated by Moody's Investors Service, Inc. and not less than "AA" if then rated by Standard & Poor's Corporation;

            (f) repurchase agreements having a term not greater than 180 days and fully secured by securities described in the foregoing subsections (a), (b) or (e) with the Lenders, banks described in the foregoing subsection (c) or financial institutions or other corporations having total assets in excess of $500,000,000;

            (g) shares of so-called "money market funds" registered with the Securities and Exchange Commission under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000;

            (h) subject to (S)7.16 and (S)9, options, easements, licenses, fee interests and leasehold interests and similar interests in Real Estate utilized or to be utilized principally for retail shopping center purposes or a related purpose, including earnest money deposits relating thereto and transaction costs;

            (i) subject to the terms of this Agreement, Investments in Subsidiaries of Borrower existing as of the date hereof, and Investments in new wholly-owned Subsidiaries of Borrower created after the date of this Agreement;

            (j) loans or advances to employees and directors not exceeding $1,000,000.00 in the aggregate principal amount outstanding at any time;

            (k) deposits required by government agencies or public utilities;

            (l) (i) Replacement Property Development Loans, and (ii) other loans and advances by the Borrower and the Guarantors to any JDN Venture which are evidenced by notes (and, if requested by the Agent, acting at the direction of the Required Lenders, with such notes, together with any related mortgage, having been assigned to and pledged to the Agent, for the benefit of itself and the Lenders, as security for the payment of the Obligations and the Hedge Obligations) in an aggregate amount which, together with Investments permitted by (S)8.3(m), do not exceed ten percent (10%) of Borrower's Consolidated Total Assets as of the end of the most recent fiscal quarter of Borrower;


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

            (m) other Investments by the Borrower and the Guarantors (including Investments in Persons over which, after giving effect to such Investment, the Borrower or the Guarantors do not have control) which do not exceed five percent (5%) of Borrower's Consolidated Total Assets as of the end of the most recent fiscal quarter of Borrower; and

            (n) Investments in any common stock issued by the Borrower which has been repurchased by the Borrower or any of its Subsidiaries, provided that in no event shall such Investments exceed in the aggregate $25,000,000.00 (based upon the cost to acquire such stock).

      (S)8.4 Merger, Consolidation. The Borrower will not, and will not permit its Subsidiaries to, become a party to any dissolution, liquidation, disposition of all or substantially all of its assets or business, merger, reorganization, consolidation or other business combination or agree to effect any asset acquisition, stock acquisition or other acquisition individually or in a series of transactions involving amounts in excess of $50,000,000.00 which may have a similar effect as any of the foregoing, in each case without the prior written consent of the Required Lenders, except for (i) the merger or consolidation of two or more Subsidiaries of the Borrower or any Guarantor, and (ii) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower where the Borrower is the sole surviving entity.

      (S)8.5 Sale and Leaseback. The Borrower will not, and will not permit its Subsidiaries, to enter into any arrangement, directly or indirectly, whereby the Borrower or any such Subsidiary shall sell or transfer any Real Estate owned by it in order that then or thereafter the Borrower or any such Subsidiary shall lease back such Real Estate.

      (S)8.6 Compliance with Environmental Laws. The Borrower will not, and will not permit its Subsidiaries or any other Person to, do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for small quantities of Hazardous Substances used in the ordinary course of business and in material compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in full compliance with Environmental Laws, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release of Hazardous Substances on, upon or into the Real Estate or any surrounding properties or any threatened Release of Hazardous Substances which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws).

      The Borrower shall, and shall cause its Subsidiaries to:

                  (i) in the event of any change in Environmental Laws governing the assessment, release or removal of Hazardous Substances, take all


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reasonable action (including, without limitation, the conducting of engineering tests at the sole expense of the Borrower) to confirm that no Hazardous Substances are or ever were Released or disposed of on the Mortgaged Properties in violation of applicable Environmental Laws; and

                  (ii) if any Release or disposal of Hazardous Substances which any Person may be legally obligated to contain, correct or otherwise remediate or which may otherwise expose it to liability shall occur or shall have occurred on the Real Estate (including without limitation any such Release or disposal occurring prior to the acquisition or leasing of such Real Estate by the Borrower or any such Subsidiary), the Borrower shall, after obtaining knowledge thereof, cause the prompt containment and removal of such Hazardous Substances and remediation of the Real Estate in full compliance with all applicable laws and regulations and to the reasonable satisfaction of the Agent; provided, that each of the Borrower and its Subsidiaries shall be deemed to be in compliance with Environmental Laws for the purpose of this clause (ii) so long as it or a responsible third party with sufficient financial resources is taking reasonable action to remediate or manage any event of noncompliance to the satisfaction of the Agent and no action shall have been commenced by any enforcement agency. The Agent may engage its own Environmental Engineer to review the environmental assessments and the compliance with the covenants contained herein. Notwithstanding the foregoing, if any Release or disposal of Hazardous Substances shall occur or shall have occurred on the Real Estate (except any such Release or disposal occurring prior to the acquisition or leasing of such Real Estate by the Borrower or any Guarantor and disclosed in an environmental assessment delivered to the Agent and the Lenders prior to the inclusion of such Real Estate in the Collateral) and such Real Estate is a Mortgaged Property, the Agent shall have the right to require that the Borrower provide to the Agent a substitute Mortgaged Property which is Eligible Real Estate within ninety (90) days of demand by the Agent in accordance with (S)5.3 or obtain the release of such Mortgaged Property pursuant to (S)5.4.

      At any time after an Event of Default shall have occurred hereunder, or, whether or not an Event of Default shall have occurred, at any time that the Agent or the Required Lenders shall have reasonable grounds to believe that a Release or threatened Release of Hazardous Substances which any Person may be legally obligated to contain, correct or otherwise remediate or which otherwise may expose such Person to liability may have occurred, relating to any Mortgaged Property, or that any of the Mortgaged Property is not in compliance with Environmental Laws to the extent required by the Loan Documents, the Agent may at its election (and will at the request of the Required Lenders) obtain such environmental assessments of such Mortgaged Property prepared by an Environmental Engineer as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to such Mortgaged Property and (ii) whether the use and operation of such Mortgaged Property comply with all Environmental Laws to the extent required by the Loan Documents. Environmental assessments may include detailed visual inspections of such Mortgaged Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are reasonably necessary or appropriate


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

for a complete determination of the compliance of such Mortgaged Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of the Borrower, and shall be conducted to the extent reasonably practicable to minimize disruption to the conduct of business at such Mortgaged Property.

      (S)8.7 Distributions. The Borrower will not make any Distributions which would violate any of the following covenants:

            (a) The Borrower will not pay any Distribution to its shareholders the amount of which, when added to the amount of all other Distributions paid by it in the same fiscal quarter and the three immediately preceding fiscal quarters, would exceed ninety-five percent (95%) of its Funds from Operations for such period; provided that the Borrower shall be permitted to pay an amount in excess of such limit if necessary to permit the Borrower to maintain its REIT Status, as evidenced by a certification of the chief financial officer of the Borrower containing calculations in reasonable detail reasonably satisfactory in form and substance to the Agent. Notwithstanding the foregoing, Borrower may, subject to the limitations set forth in this Agreement (including specifically, but without limitation, those contained in (S)8.3(n) and (S)8.7(b)) make Distributions (which shall not be included in the ninety-five percent (95%) Funds from Operations test set forth in the preceding sentence) in order to enable Borrower to repurchase common stock of Borrower so long as (i) any such repurchase is made in Borrower's prudent business judgment, (ii) no Default or Event of Default shall have occurred and be continuing on the date of any such repurchase and (iii) no Default or Event of Default shall occur as a result of any such repurchase;

            (b) In the event that an Event of Default shall have occurred and be continuing, the Borrower shall not make any Distributions other than the minimum Distributions required under the Code to maintain the REIT Status of Borrower, as evidenced by a certification of the chief financial officer of the Borrower containing calculations in reasonable detail reasonably satisfactory in form and substance to the Agent; provided, however, that Borrower shall not be entitled to make any Distribution in connection with the repurchase of common stock of Borrower at any time an Event of Default shall have occurred and be continuing; and

            (c) In the event that an Event of Default shall have occurred and be continuing and the maturity of the Obligations has been accelerated, the Borrower shall not make any Distributions whatsoever, either directly or indirectly.

      (S)8.8 Asset Sales. The Borrower will not, and will not permit its Subsidiaries to, sell, transfer or otherwise dispose of any asset other than for fair market value. In the event that such disposition is of Real Estate or equity interests having a value greater than $50,000,000.00, a Compliance Certificate demonstrating compliance with the covenants referred to therein after giving effect to such sale, transfer or other disposition.

      (S)8.9 Development Activity. The Borrower will not, and will not permit its Subsidiaries or Affiliates to, engage, directly or indirectly (including through any


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Affiliate in which the Borrower or its Subsidiaries owns a Minority Interest or through other Investments), in the development of properties without the prior written consent of the Required Lenders in their sole discretion; provided that without the consent of the Required Lenders the Borrower or any of its Subsidiaries or Affiliates may engage in the development of any number of properties to be used principally for or relating to retail shopping centers provided that the aggregate amount of Construction in Progress and Replacement Property Development Loans without duplication at any time shall not exceed thirty percent (30%) of the Consolidated Total Assets of Borrower. For purposes of this (S)8.9, the term "development" shall include the new construction of a shopping center or a substantial renovation or expansion of improvements to Real Estate which materially change the character or size thereof. The Borrower will, and will cause each of its Subsidiaries to, at all times that it is engaging in any development as provided herein, maintain available sources of capital acceptable to the Agent in its reasonable discretion equal to the total cost to acquire and complete such developments and to purchase such properties except where such a failure could not be reasonably expected to have a Material Adverse Effect. Amounts available to be disbursed for such purposes pursuant to this Agreement may be considered as a source of capital for the purposes of this
(S)8.9.

      (S)8.10 Restriction on Prepayment of Indebtedness. The Borrower will not, and will not permit its Subsidiaries to, (a) prepay, redeem, defease, purchase or otherwise retire the principal amount, in whole or in part, of any Indebtedness other than the Obligations and the Hedge Obligations after the occurrence of any Event of Default, or (b) modify any document evidencing any Indebtedness (other than the Obligations) to accelerate the maturity date of such Indebtedness; provided, that this (S)8.10 shall not prohibit (x) the prepayment of Indebtedness which is financed solely from the proceeds of a new loan which would otherwise be permitted by the terms of (S)8.1; (y) the prepayment of Indebtedness secured by Real Estate which is satisfied solely from the proceeds of a sale of the Real Estate securing such Indebtedness; and (z) the prepayment of the Indebtedness (not exceeding $4,500,000.00 in principal amount) with respect to the Real Estate commonly known as Brown Deer in connection with the redevelopment of such property.

      (S)8.11 Zoning and Contract Changes and Compliance. Neither the Borrower nor any Guarantor shall initiate or consent to any zoning reclassification of any of its Mortgaged Property or seek any variance under any existing zoning ordinance or use or permit the use of any Mortgaged Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation. Neither the Borrower nor any Guarantor shall initiate any change in any laws, requirements of governmental authorities or obligations created by private contracts and Leases which now or hereafter may materially adversely affect the ownership, occupancy, use or operation of any Mortgaged Property.

      (S)8.12 Derivative Obligations. Neither the Borrower nor any of its Subsidiaries shall contract, create, incur, assume or suffer to exist any Derivative Obligations except the Interest Rate Contracts permitted pursuant to
(S)8.1.


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      (S)8.13 Bankruptcy Remote Subsidiaries. Without the consent of the Agent, neither the Borrower nor any of its Subsidiaries shall create any new single purpose, special purpose or other so-called bankruptcy remote subsidiaries (such as an entity to be a borrower in a REMIC), as determined by the Agent in its reasonable discretion.

(S)9. FINANCIAL COVENANTS.

      The Borrower covenants and agrees that, so long as any Loan, Note or Letter of Credit is outstanding or any Lender has any obligation to make any Loans or issue any Letter of Credit:

      (S)9.1 Borrowing Base. The Borrower shall not permit the outstanding principal balance of the Loans and the Letters of Credit Outstanding to be greater than the Borrowing Base.

      (S)9.2 Fixed Charge Coverage. Borrower will not permit the Adjusted Consolidated EBITDA of the Borrower and its Subsidiaries for any period of two consecutive fiscal quarters (treated as a single accounting) (the "Test Period") to be less than 1.60 times the Consolidated Fixed Charges of the Borrower and its Subsidiaries for the Test Period.

      (S)9.3 Secured Debt Ratio. Borrower will not permit the ratio of the Total Secured Debt of the Borrower and its Subsidiaries to the Consolidated Total Assets of the Borrower and its Subsidiaries to exceed .40 to 1. Upon the delivery by Borrower to the Agent of evidence reasonably satisfactory to the Agent of the repayment of the Unsecured Notes and a Compliance Certificate demonstrating compliance with the covenants referred to therein, this covenant shall terminate.

      (S)9.4 Maximum Land Assets. The Borrower shall not permit the ratio of the value, determined in accordance with GAAP, of its direct and indirect interests in Land Assets to the Consolidated Total Assets of the Borrower and its Subsidiaries to exceed 0.05 to 1.

      (S)9.5 Net Worth. The Consolidated Tangible Net Worth of the Borrower will not at any time be less than Minimum Consolidated Tangible Net Worth.

      (S)9.6 Liabilities to Assets Ratio. The ratio of Consolidated Total Liabilities of Borrower and its Subsidiaries to Consolidated Total Assets of Borrower and its Subsidiaries at the end of any fiscal quarter shall not exceed
0.60 to 1.

      (S)9.7 EBITDA Coverage. The Consolidated EBITDA of Borrower and its Subsidiaries for the Test Period shall not be less than 2.00 times the Consolidated Interest Expense of Borrower and its Subsidiaries for such period.

      (S)9.8 Borrowing Base Assets. The Mortgaged Properties must satisfy all of the following conditions:


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            (a) as of the end of each fiscal quarter, at least eighty-five percent (85%) of the total Net Rentable Area of the Mortgaged Properties within the Borrowing Base (on a portfolio basis) shall be subject to arms-length written Leases requiring current rental payments which are in full force and effect and pursuant to which the tenants are paying rent;

            (b) as of the end of each fiscal quarter, at least eighty-five percent (85%) of the total Net Rentable Area of the Mortgaged Properties within the Borrowing Base (on a portfolio basis) shall be physically occupied by tenants under arms-length written Leases which are in full force and effect;

            (c) no more than twenty percent (20%) of the Borrowing Base (based upon the Borrowing Base value thereof) shall be located in any State; provided, however, that no more than forty percent (40%) of the Borrowing Base (based upon the Borrowing Base value thereof) shall be located in Georgia;

            (d) no one tenant shall comprise more than seven and one-half percent (7.5%) (twenty percent (20%) if the tenant is Wal-Mart Stores, Inc., Lowe's Companies, Inc. or Lowe's Home Centers, Inc. and has a Rating of BBB- or better from S&P or Baa3 or better from Moody's, and ten percent (10%) for any other tenant that has a Rating of BBB- or better from S&P or Baa3 or better from Moody's) of the Net Operating Income generated by the Mortgaged Properties within the Borrowing Base;

            (e) no Mortgaged Property (based upon the Borrowing Base value thereof) shall comprise more than fifteen percent (15%) of the Borrowing Base; and

            (f) the Mortgaged Property (based upon the Borrowing Base value thereof) owned by the Guarantors shall not exceed twenty percent (20%) of the Borrowing Base.

In the event that the thresholds established in clauses (c), (d), (e) and (f) above shall be exceeded, the Borrowing Base shall exclude the excess above any such threshold but the remainder shall continue to be credited.

(S)10. CLOSING CONDITIONS.

      The obligation of the Lenders to make the Loans or issue Letters of Credit shall be subject to the satisfaction of the following conditions precedent:

      (S)10.1 Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect. The Agent shall have received a fully executed counterpart of each such document, except that each Lender shall have received the fully executed original of its Note. The Agent is authorized by the Lenders to execute on behalf of the Lenders and Agent, as applicable, any amendments or ratifications to agreements securing or relating to the Original Revolving Credit Agreement or the Original Term Loan Agreement as Agent deems appropriate.


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

      (S)10.2 Certified Copies of Organizational Documents. The Agent shall have received from the Borrower and each Guarantor a copy, certified as of a recent date by the appropriate officer of each State in which such Person is organized or in which the Mortgaged Properties are located and a duly authorized officer or partner of such Person, as applicable, to be true and complete, of the partnership agreement or corporate charter of the Borrower and such Guarantor, as applicable, or its qualification to do business, as applicable, as in effect on such date of certification.

      (S)10.3 Resolutions. All action on the part of the Borrower and each applicable Guarantor, as applicable, necessary for the valid execution, delivery and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

      (S)10.4 Incumbency Certificate; Authorized Signers. The Agent shall have received from Borrower and each applicable corporate Guarantor an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party. The Agent shall have also received from each applicable partnership Guarantor a certificate, dated as of the Closing Date, signed by a duly authorized representative of such Person and giving the name and specimen signature of each individual who shall be authorized to make Loan Requests and to give notices and to take other action on behalf of the Borrower under the Loan Documents.

      (S)10.5 Opinion of Counsel. The Agent shall have received an opinion addressed to the Lenders and the Agent and dated as of the Closing Date from counsel to the Borrower and each Guarantor in form and substance reasonably satisfactory to the Agent.

      (S)10.6 Payment of Fees. The Borrower shall have paid to the Agent the fees payable pursuant to (S)4.2.

      (S)10.7 Insurance. The Agent shall have received duplicate originals or certified copies of all policies of insurance required by this Agreement.

      (S)10.8 Performance; No Default. Borrower and the applicable Guarantors shall have performed and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Closing Date, and on the Closing Date there shall exist no Default or Event of Default.

      (S)10.9 Representations and Warranties. The representations and warranties made by the Borrower and the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantors and their respective Subsidiaries in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Closing Date.


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      (S)10.10 Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Agent and the Agent's counsel in form and substance, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions, assurances, consents, approvals or documents as the Agent and the Agent's counsel may reasonably require.

      (S)10.11 Eligible Real Estate Qualification Documents. The Eligible Real Estate Qualification Documents for each Mortgaged Property included in the Collateral as of the Closing Date shall have been delivered to the Agent at the Borrower's expense and shall be in form and substance satisfactory to the Agent.

      (S)10.12 Compliance Certificate. The Agent shall have received a Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein as of the most recent fiscal quarter for which Borrower has provided financial statements under (S)6.4 adjusted in the best good faith estimate of Borrower as of the Closing Date.

      (S)10.13 Assignment of Original Revolving Credit Agreement and Original Term Loan Agreement. Agent shall have received assignments from Wachovia and such other lenders a party thereto as Agent may require of their respective rights and interests under the Original Revolving Credit Agreement, the Original Term Loan Agreement, and such other documents or instruments evidencing, securing or relating to the indebtedness described therein as Agent may request, such assignment to be in form and substance reasonably satisfactory to Agent.

      (S)10.14 Endorsements to Title Policy. To the extent available under applicable law, the Agent shall have received a "date down" endorsement to each Title Policy indicating no change in the state of title and containing no survey exceptions not approved by the Agent, which endorsement shall bring forward the date of the Title Policy to the Closing Date and reflect the execution of this Agreement and the recording of amendments to the Security Documents described in the Title Policy.

      (S)10.15 Stockholder and Partner Consents. The Agent shall have received evidence reasonably satisfactory to the Agent that all necessary stockholder, partner, member or other consents required in connection with the consummation of the transactions contemplated by this Agreement and the other Loan Documents have been obtained.

      (S)10.16 Acquisition of Interest Rate Contract. The Borrower shall have acquired an Interest Rate Contract reasonably satisfactory to the Agent for the term of the Loan on a notional amount of $150,000,000.00. The term of the Interest Rate Contract shall not expire before the Maturity Date. The Interest Rate Contract shall be provided by any Lender or other financial institution that has unsecured, uninsured and unguaranteed long-term debt which is rated at least A-3 by Moody's or at least A- by S&P.


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

      (S)10.17 Contribution Agreement. The Agent shall have received an executed counterpart of the Contribution Agreement.

      (S)10.18 Other. The Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Agent or the Agent's Special Counsel may reasonably have requested.

(S)11. CONDITIONS TO ALL BORROWINGS.

      The obligations of the Lenders to make any Loan or issue any Letter of Credit, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

      (S)11.1 Prior Conditions Satisfied. All conditions set forth in (S)10 shall continue to be satisfied as of the date upon which any Loan is to be made or any Letter of Credit is to be issued.

      (S)11.2 Representations True; No Default. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which they were made and shall also be true in all material respects as of the time of the making of such Loan or the issuance of such Letter of Credit, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing.

      (S)11.3 No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or issue such Letter of Credit.

      (S)11.4 Governmental Regulation. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

      (S)11.5 Proceedings and Documents. All proceedings in connection with such Loan or Letter of Credit shall be reasonably satisfactory in substance and in form to the Agent, and the Agent's counsel in form and substance and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents and such other certificates, opinions, assurances, consents, approvals or documents as the Agent and the Agent's counsel may reasonably require.


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      (S)11.6 Borrowing Documents. The Agent shall have received a fully completed Loan Request for such Loan and the other documents and information (including, without limitation, a Compliance Certificate) as required by (S)2.7, or a fully completed Letter of Credit Request required by (S)2.10 in the form of
Exhibit I hereto fully completed, as applicable.

      (S)11.7 Endorsement to Title Policy. At such times as Agent shall determine in its discretion, to the extent available under applicable law, a "date down" endorsement to each Title Policy indicating no change in the state of title and containing no survey exceptions not approved by the Agent, which endorsement shall, expressly or by virtue of a proper "revolving credit" clause or endorsement in each Title Policy, increase the coverage of each Title Policy to the aggregate amount of all Loans advanced and outstanding and Letters of Credit issued and outstanding on or before the effective date of such endorsement (provided that the amount of coverage under an individual Title Policy for an individual Mortgaged Property need not equal the aggregate amount of all Loans), or if such endorsement is not available, such other evidence and assurances as the Agent may reasonably require (which evidence may include, without limitation, an affidavit from the Borrower stating that there have been no changes in title from the date of the last effective date of the Title Policy).

      (S)11.8 Future Advances Tax Payment. As a condition precedent to any Lender's obligations to make any Loans available to the Borrower hereunder, the Borrower will pay to the Agent any mortgage, recording, intangible, documentary stamp or other similar taxes and charges which the Agent reasonably determines to be payable as a result of such Loan to any state or any county or municipality thereof in which any of the Mortgaged Properties are located, and deliver to the Agent such affidavits or other information which the Agent reasonably determines to be necessary in connection with such payment in order to insure that the Mortgages on Mortgaged Property located in such state secure the Borrower's obligation with respect to the Loans then being requested by the Borrower. The provisions of this (S)11.8 shall not limit the Borrower's obligations under other provisions of the Loan Documents, including without limitation (S)15 hereof.

(S)12. EVENTS OF DEFAULT; ACCELERATION; ETC.

      (S)12.1 Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

            (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (b) the Borrower shall fail to pay any interest on the Loans, any reimbursement obligations with respect to the Letters of Credit or any other sums due hereunder or under any of the other Loan Documents when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;


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            (c) the Borrower shall fail to comply with the covenant contained in
(S)9.1 and such failure shall continue to exist after written notice thereof shall have been given to the Borrower by the Agent and the cure period provided in (S)12.2 shall have ended;

            (d) the Borrower shall fail to comply with any covenant contained in
(S)9.2, (S)9.3, (S)9.4, (S)9.5, (S)9.6, (S)9.7 or (S)9.8 and such failure shall continue for thirty (30) days after written notice thereof shall have been given to the Borrower by the Agent;

            (e) any of the Borrower, the Guarantors, or any of their respective Subsidiaries shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents which they are required to perform (other than those specified in the other subclauses of this (S)12 or in the other Loan Documents);

            (f) any representation or warranty made by or on behalf of the Borrower, the Guarantors, or any of their respective Subsidiaries in this Agreement or any other Loan Document, or any report, certificate, financial statement, request for a Loan, Letter of Credit Request, or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan, the issuance of any Letter of Credit or any of the other Loan Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

            (g) any of the Borrower, the Guarantors, or any of their respective Subsidiaries (i) shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or other Indebtedness, or (ii) shall fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any obligation for borrowed money or credit received or other Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof; provided that the events described in this (S)12.1(g) shall not constitute an Event of Default unless such failure to perform, together with other failures to perform as described in this (S)12.1(g), involve singly or in the aggregate obligations for borrowed money or credit received totaling in excess of $5,000,000.00;

            (h) any of the Borrower, the Guarantors, or any of their respective Subsidiaries, (i) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver for it or any substantial part of its assets, (ii) shall commence any case or other proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (iii) shall take any action to authorize or in furtherance of any of the foregoing;

            (i) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of any of the Borrower, the Guarantors,


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

or any of their respective Subsidiaries or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against any such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and any such Person shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within sixty (60) days following the filing or commencement thereof;

            (j) a decree or order is entered appointing a trustee, custodian, liquidator or receiver for any of the Borrower, the Guarantors, or any of their respective Subsidiaries or adjudicating any such Person, bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any such Person in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

            (k) there shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty (60) days, whether or not consecutive, one or more uninsured or unbonded final judgments against any of the Borrower, the Guarantors, or any of their respective Subsidiaries that, either individually or in the aggregate, exceed $5,000,000;

            (l) any of the Loan Documents or the Contribution Agreement shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or the express prior written agreement, consent or approval of the Lenders, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents or the Contribution Agreement shall be commenced by or on behalf of any of the Borrower or the Guarantors, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination, or issue a judgment, order, decree or ruling, to the effect that any one or more of the Loan Documents or the Contribution Agreement is illegal, invalid or unenforceable in accordance with the terms thereof;

            (m) any dissolution, termination, partial or complete liquidation, merger or consolidation of any of the Borrower or any Guarantor shall occur or any sale, transfer or other disposition of the assets of any of the Borrower or any Guarantor shall occur other than as permitted under the terms of this Agreement or the other Loan Documents;

            (n) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Required Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of any of the Borrower, the Guarantors or any of their respective Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $2,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United


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

States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

            (o) any suit or proceeding shall be filed against or with respect to the Borrower, any Guarantor, any of their respective Subsidiaries or any Collateral which in the good faith business judgment of the Required Lenders after giving consideration to the likelihood of success of such suit or proceeding and the availability of insurance to cover any judgment with respect thereto and based on the information available to them if adversely determined, would have a materially adverse effect on the ability of the Borrower, any Guarantor or any of their respective Subsidiaries to perform each and every one of its obligations under and by virtue of the Loan Documents and such suit or proceeding shall not have been dismissed within sixty (60) days following the filing thereof;

            (p) the Borrower, any Guarantor or any of their respective Subsidiaries or any Person so connected with any of them shall be indicted for a federal crime, a punishment for which could include the forfeiture of (i) any assets of Borrower, any Guarantor or any of their respective Subsidiaries which in the good faith judgment of the Required Lenders could have a Material Adverse Effect, or (ii) the Collateral;

            (q) any Guarantor denies that it has any liability or obligation under the Guaranty or any other Loan Document, or shall notify the Agent or any of the Lenders of such Guarantor's intention to attempt to cancel or terminate the Guaranty or any other Loan Document, or shall fail to observe or comply with any term, covenant, condition or agreement under the Guaranty or any other Loan Document beyond any applicable cure period;

            (r) any Change of Control shall occur; or

            (s) an Event of Default under any of the other Loan Documents shall occur;

then, and in any such event, the Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrower declare all amounts owing with respect to this Agreement, the Notes, the Letters of Credit and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in (S)12.1(h), (S)12.1(i) or (S)12.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of presentment, demand, protest or other notice of any kind from any of the Lenders or the Agent. Upon demand by Agent or the Required Lenders in their absolute and sole discretion after the occurrence of an Event of Default, and regardless of whether the conditions precedent in this Agreement for a Revolving Credit Loan have been satisfied, the Revolving Credit Lenders will cause a Revolving Credit Loan to be made in the undrawn amount of all Letters of Credit. The proceeds of any such Revolving Credit Loan will be pledged to and held by Agent as security for any amounts that become payable under the Letters of


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Credit and all other Obligations and Hedge Obligations. In the alternative, if demanded by Agent in its absolute and sole discretion after the occurrence of an Event of Default, Borrower will deposit with and pledge to Agent cash in an amount equal to the amount of all undrawn Letters of Credit. Such amounts will be pledged to and held by Agent for the benefit of the Lenders as security for any amounts that become payable under the Letters of Credit and all other Obligations and Hedge Obligations. Upon any draws under Letters of Credit, at Agent's sole discretion, Agent may apply any such amounts to the repayment of amounts drawn thereunder and upon the expiration of the Letters of Credit any remaining amounts will be applied to the payment of all other Obligations and Hedge Obligations or if there are no outstanding Obligations or Hedge Obligations and Lenders have no further obligation to make Revolving Credit Loans or issue Letters of Credit or if such excess no longer exists, such proceeds deposited by Borrower will be released to Borrower. If at any time the aggregate amount of funds pledged to Agent as collateral for such Letters of Credit shall exceed one hundred percent (100%) of the aggregate face amount of all amounts available to be drawn under such Letters of Credit (including any amounts that may be reinstated thereunder), Agent shall release the amount of such excess deposited by the Borrower to the Borrower.

      (S)12.2 Limitation of Cure Periods.

            (a) Notwithstanding anything contained in (S)12.1 to the contrary,
(i) no Event of Default shall exist hereunder upon the occurrence of any failure described in (S)12.1(b) in the event that the Borrower cures such Default within five (5) days following receipt of written notice of such Default, provided, however, that Borrower shall not be entitled to receive more than two (2) notices in the aggregate pursuant to this clause (i) in any period of 365 days ending on the date of any such occurrence of Default, and provided further that no such cure period shall apply to any payments due upon the maturity of the Notes, and (ii) no Event of Default shall exist hereunder upon the occurrence of any failure described in (S)12.1(e) in the event that the Borrower cures such Default within thirty (30) days following receipt of written notice of such default, provided that the provisions of this clause (ii) shall not pertain to defaults consisting of a failure to provide insurance as required by (S)7.7(a), to any default consisting of a failure to comply with (S)7.4(c), (S)8.1, (S)8.2,
(S)8.4, (S)8.7(b), (S)8.7(c) or to any Default excluded from any provision of cure of defaults contained in any other of the Loan Documents, and (iii) no Event of Default shall exist hereunder upon the occurrence of any failure described in (S)8.7(a) resulting from events occurring after the declaration of a Distribution and not reasonably anticipated by Borrower that cause Borrower's estimate of its Funds from Operations to be incorrect, in the event that the Borrower cures such Default on or before the end of the next fiscal quarter of Borrower occurring after such Default.

            (b) Notwithstanding the provisions of subsection (c) and (d) of
(S)12.1, the cure period provided therein shall not be allowed and the occurrence of a Default thereunder immediately shall constitute an Event of Default for all purposes of this Agreement and the other Loan Documents if, within the period of twelve months immediately preceding the occurrence of such Default, there shall have occurred two periods of cure or portions thereof under any one or more than one of said subsections.


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            (c) In the event that there shall occur any Default under
(S)12.1(c), then within five (5) Business Days after receipt of notice of such Default from the Agent or the Required Lenders the Borrower may elect to cure such Default by providing additional Collateral consisting of Potential Collateral, and/or to reduce the outstanding Loans to it, in which event such actions shall be completed within such five (5) Business Day period (or within thirty (30) days following the expiration of the initial five (5) Business Day period in the event that the Borrower intends to provide additional Mortgaged Property). The Borrower's notice of its election pursuant to the preceding sentence shall be delivered to the Agent within the period of five (5) Business Days provided above, and if not so delivered Borrower's cure period shall immediately terminate and such Default shall become an Event of Default. In the event that Borrower elects to add additional Mortgaged Property and fails within the time provided herein, the cure period shall terminate and such Default immediately shall constitute an Event of Default. In the event that the Borrower shall elect under (S)12.2(c) to provide additional Collateral consisting of Potential Collateral, the Real Estate to be added to the Collateral shall be Eligible Real Estate and on or prior to the expiration of the thirty (30) day period referred to above each of the Eligible Real Estate Qualification Documents shall have been completed at the Borrower's expense and provided to the Agent for the benefit of the Lenders and all other conditions to the acceptance of such Real Estate as a Mortgaged Property shall have been satisfied.

            (d) In the event that there shall occur any Default that affects only certain Mortgaged Property or the owner(s) thereof (if such owner is a Guarantor), then within five (5) Business Days after receipt of notice of such Default from the Agent or the Required Lenders the Borrower may elect to cure such Default by electing to remove such Mortgaged Property from the Borrowing Base and by reducing the outstanding Loans by the amount of the Borrowing Base attributable to such Mortgaged Property, or by substituting for such Mortgaged Property additional Collateral consisting of Potential Collateral for the Collateral to which such Default relates, in which event such actions shall be completed within five (5) Business Days following the expiration of the initial five (5) Business Day period (or within thirty (30) days following the expiration of the initial five (5) Business Day period in the event that the Borrower intends to provide additional Mortgaged Property). The Borrower's notice of its election pursuant to the preceding sentence shall be delivered to the Agent within the period of five (5) Business Days provided above, and if not so delivered Borrower's cure period shall immediately terminate and such Default shall become an Event of Default. In the event that Borrower elects to add additional Mortgaged Property and fails within the time provided herein, the cure period shall terminate and such Default immediately shall constitute an Event of Default. In the event that the Borrower shall elect under (S)12.1(d) to provide additional Collateral consisting of Potential Collateral, the Real Estate to be added to the Collateral shall be Eligible Real Estate and on or prior to the expiration of the thirty (30) day period referred to above each of the Eligible Real Estate Qualification Documents shall have been completed at the Borrower's expense and provided to the Agent for the benefit of the Lenders and all other conditions to the acceptance of such Real Estate as a Mortgaged Property shall have been satisfied.


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      (S)12.3 Termination of Commitments. If any one or more Events of Default specified in (S)12.1(h), (S)12.1(i) or (S)12.1(j) shall occur, then immediately and without any action on the part of the Agent or any Lender any unused portion of the credit hereunder shall terminate and the Lenders shall be relieved of all obligations to make Loans or issue Letters of Credit to the Borrower. If any other Event of Default shall have occurred, the Agent, upon the election of the Required Lenders, shall by notice to the Borrower terminate the obligation to make Loans and issue Letters of Credit to the Borrower. No termination under this (S)12.3 shall relieve the Borrower of its obligations to the Lenders arising under this Agreement or the other Loan Documents.

      (S)12.4 Remedies. In case any one or more Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to (S)12.1, the Agent on behalf of the Lenders may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce their rights and remedies under this Agreement, the Notes and/or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, including to the full extent permitted by applicable law the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents, the obtaining of the ex parte appointment of a receiver, and, if any amount shall have become due, by declaration or otherwise, the enforcement of the payment thereof. No remedy herein conferred upon the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. If Borrower or any Guarantor fails to perform any agreement or covenant contained in this Agreement or any of the other Loan Documents beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of such Person contained in this Agreement or any of the other Loan Documents which such Person shall fail to perform, and the out-of-pocket costs of such performance, together with any reasonable expenses, including reasonable attorneys' fees actually incurred (including attorneys' fees incurred in any appeal) by Agent in connection therewith, shall be payable by Borrower upon demand and shall constitute a part of the Obligations and shall if not paid within five (5) days after demand bear interest at the rate for overdue amounts as set forth in this Agreement. In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, the Borrower shall pay all costs of collection including, but not limited to, reasonable attorney's fees.

      (S)12.5 Distribution of Collateral Proceeds. In the event that, following the occurrence and during the continuance of any Event of Default, any monies are received in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral or other assets of Borrower or the Guarantors, such monies shall be distributed for application as follows:

            (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of, all reasonable costs, expenses, disbursements and losses which shall have been paid, incurred or sustained by the Agent to protect or preserve the Collateral or in connection with the collection of such monies by the Agent, for the


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exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent or the Lenders to such monies;

            (b) Second, to all other Obligations (including any interest, expenses or other obligations incurred after the commencement of a bankruptcy) in such order or preference as the Required Lenders shall determine; provided, that (i) Swing Loans shall be repaid first, (ii) distributions in respect of such other Obligations shall include, on a pari passu basis, the Agent's fee payable pursuant to (S)4.3; (iii) in the event that any Lender shall have wrongfully failed or refused to make an advance under (S)2.5(d), (S)2.7 or
(S)2.10(f) and such failure or refusal shall be continuing, advances made by other Lenders during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this subsection (b), and (iv) except as otherwise provided in clause (ii), Obligations owing to the Lenders with respect to each type of Obligation such as interest, principal, fees and expenses (but excluding the Swing Loans) shall be made among the Lenders pro rata; and provided, further that the Required Lenders may in their discretion make proper allowance to take into account any Obligations not then due and payable; and

            (c) Third, to termination payments due with respect to the Hedge Obligations; and

            (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

(S)13. SETOFF.

      Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch where such deposits are held) or other sums credited by or due from any Lender to the Borrower or the Guarantors and any securities or other property of the Borrower or the Guarantors in the possession of such Lender may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower or the Guarantors to such Lender. Each of the Lenders agrees with each other Lender that if such Lender shall receive from the Borrower or the Guarantors, whether by voluntary payment, exercise of the right of setoff, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Lender (but excluding the Swing Loan Note) any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered


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from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

(S)14. THE AGENT.

      (S)14.1 Authorization. The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The obligations of the Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Lender or to create an agency or fiduciary relationship. The Borrower and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Lenders pursuant to this Agreement and the other Loan Documents.

      (S)14.2 Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

      (S)14.3 No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable to any of the Lenders for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, shall be liable for losses due to its willful misconduct or gross negligence.

      (S)14.4 No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any of the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower, the Guarantors or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it


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assume any liability to the Lenders, with respect to the creditworthiness or financial condition of the Borrower, the Guarantors, or any of their respective Subsidiaries, or the value of the Collateral or any other assets of the Borrower or the Guarantors. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents.

      (S)14.5 Payments.

            (a) A payment by the Borrower or any Guarantor to the Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Agent agrees to distribute to each Lender not later than one Business Day after the Agent's receipt of good funds, determined in accordance with the Agent's customary practices, such Lender's pro rata share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents. In the event that the Agent fails to distribute such amounts within one Business Day as provided above, the Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

            (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court. In the event that the Agent shall refrain from making any distribution of any amount received by it as provided in this (S)14.5(b), the Agent shall endeavor to hold such amounts in an interest bearing account and at such time as such amounts may be distributed to the Lenders, the Agent shall distribute to each Lender, based on their respective Commitment Percentages, its pro rata share of the interest or other earnings from such deposited amount.

            (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Agent its pro rata share of any Loan or (ii) to comply with the provisions of (S)13 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent


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

Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower or the Guarantors, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders or as a result of other payments by the Delinquent Lenders to the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

      (S)14.6 Holders of Notes. Subject to the terms of (S)18, the Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

      (S)14.7 Indemnity. The Lenders ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by (S)15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

      (S)14.8 Agent as Lender. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

      (S)14.9 Resignation; Removal. The Agent may resign at any time by giving 60 days' prior written notice thereof to the Lenders and the Borrower. The Required Lenders may remove the Agent from its capacity as Agent for failure to perform its material obligations under this Agreement provided that the Required Lenders shall have given prior written notice to the Agent of its failure to perform any of its material obligations under this Agreement and such failure shall not have been cured within thirty (30) calendar days after receipt of notice of such failure (or such failure cannot reasonably be cured within such thirty (30) day period, then within such longer period of time as may be necessary to complete such cure so long as Agent commences such cure within such thirty (30) day period and thereafter diligently pursues such cure to completion). Upon any such resignation or removal, the Required Lenders shall have the right to appoint as a successor Agent any Lender or any financial institution whose senior debt obligations are rated not less than "A2" or its equivalent by Moody's or not less than "A2" or its equivalent by S&P and which has a net worth of not less than $500,000,000. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or its removal, then the retiring or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be any Lender or any financial institution whose senior debt obligations are rated not less than "A2" or its


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equivalent by Moody's or not less than "A" or its equivalent by S&P and which has a net worth of not less than $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations hereunder as Agent thereafter arising. After any retiring or removed Agent's resignation or removal, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

      (S)14.10 Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct, subject to the terms of any intercreditor agreement among the Agent and the Lenders, the Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes that the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

      (S)14.11 Request for Agent Action. Agent and the Lenders acknowledge that in the ordinary course of business of the Borrower, (a) Borrower and Guarantors will enter into leases or rental agreements covering Mortgaged Properties that may require the execution of a Subordination, Attornment and Non-Disturbance Agreement in favor of the tenant thereunder, (b) a Mortgaged Property may be subject to a Taking, (c) Borrower or a Guarantor may desire to enter into easements or other agreements affecting the Mortgaged Properties, or take other actions or enter into other agreements in the ordinary course of business which similarly require the consent, approval or agreement of the Agent. In connection with the foregoing, the Lenders hereby expressly authorize the Agent to (w) execute and deliver to the Borrower and the Guarantors Subordination, Attornment and Non-Disturbance Agreements with any tenant under a Lease upon such terms as Agent in its good faith judgment determines are appropriate (Agent in the exercise of its good faith judgment may agree to allow some or all of the casualty, condemnation, restoration or other provisions of the applicable Lease to control over the


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

applicable provisions of the Loan Documents), (x) execute releases of liens in connection with any Taking, (y) execute consents or subordinations in form and substance satisfactory to Agent in connection with any easements or agreements affecting the Mortgaged Property, or (z) execute consents, approvals, or other agreements in form and substance satisfactory to the Agent in connection with such other actions or agreements as may be necessary in the ordinary course of Borrower's business.

      (S)14.12 Reliance on Hedge Provider. For purposes of applying payments received in accordance with (S)12.5, the Agent shall be entitled to rely upon the trustee, paying agent or other similar representative (each, a "Representative") or, in the absence of such a Representative, upon the holder of the Hedge Obligations for a determination (which each holder of the Hedge Obligations agrees (or shall agree) to provide upon request of the Agent) of the outstanding Hedge Obligations owed to the holder thereof. Unless it has actual knowledge (including by way of written notice from such holder) to the contrary, the Agent, in acting hereunder, shall be entitled to assume that no Hedge Obligations are outstanding.

(S)15. EXPENSES.

      The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Lenders (other than taxes based upon the Agent's or any Lender's gross or net income, except that the Agent and the Lenders shall be entitled to indemnification for any and all amounts paid by them in respect of taxes based on income or other taxes assessed by any State in which Mortgaged Property or other Collateral is located, such indemnification to be limited to taxes due solely on account of the granting of Collateral under the Security Documents and to be net of any credit allowed to the indemnified party from any other State on account of the payment or incurrence of such tax by such indemnified party), including any recording, mortgage, documentary or intangibles taxes in connection with the Mortgages and other Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any such taxes payable by the Agent or any of the Lenders after the Closing Date (the Borrower hereby agreeing to indemnify the Agent and each Lender with respect thereto),
(c) all title insurance premiums, engineer's fees, environmental reviews and the reasonable fees, expenses and disbursements of the counsel to the Agent and any local counsel to the Agent incurred in connection with the preparation, administration, syndication or interpretation of the Loan Documents and other instruments mentioned herein (excluding, however, the preparation of agreements evidencing participations granted under (S)18.4), and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) all other reasonable out of pocket fees, expenses and disbursements of the Agent actually incurred by the Agent in connection with the preparation or interpretation of the Loan Documents and other instruments mentioned herein, the addition or substitution of additional Mortgaged Properties or other Collateral, the review of leases and Subordination, Attornment and Non-Disturbance Agreements, the making of each advance hereunder, the issuance of Letters of Credit, and the syndication of the Commitments pursuant to (S)18 (without


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duplication of those items addressed in subparagraph (c), above), (e) all reasonable internal charges of the Agent (determined in good faith and in accordance with the Agent's internal policies applicable generally to its customers) for commercial finance exams, (f) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Lender or the Agent) actually incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or the Guarantors or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any of the Lenders' relationship with the Borrower or the Guarantors, (g) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC filings, title rundowns, title searches or mortgage recordings, and (h) all reasonable fees, expenses and disbursements (including reasonable attorneys' fees and costs) which may be incurred by Fleet in connection with the execution and delivery of this Agreement and the other Loan Documents (without duplication of any of the items listed above). The covenants of this (S)15 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

(S)16. INDEMNIFICATION.

      The Borrower agrees to indemnify and hold harmless the Agent and the Lenders and each director, officer, employee, agent and Person who controls the Agent or any Lender from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Mortgaged Properties or the Loans, (b) any condition of the Mortgaged Properties, (c) any actual or proposed use by the Borrower of the proceeds of any of the Loans or Letters of Credit, (d) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower, the Guarantors, or any of their respective Subsidiaries comprised in the Collateral, (e) the Borrower and the Guarantors entering into or performing this Agreement or any of the other Loan Documents, (f) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to the Mortgaged Property, or (g) with respect to the Borrower, the Guarantors and their respective Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury, nuisance or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that the Borrower shall not be obligated under this (S)16 to indemnify any Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select a single law firm as their own counsel and, in


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addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this (S)16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this (S)16 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

(S)17. SURVIVAL OF COVENANTS, ETC.

      All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or the Guarantors or any of their respective Subsidiaries pursuant hereto or thereto shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Letters of Credit remain outstanding or any Lender has any obligation to make any Loans or issue any Letters of Credit. The indemnification obligations of the Borrower provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate delivered to any Lender or the Agent at any time by or on behalf of the Borrower or the Guarantors or any of their respective Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person hereunder.

(S)18. ASSIGNMENT AND PARTICIPATION.

      (S)18.1 Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more banks or other entities all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the Notes held by it); provided that (a) the Agent and, so long as no Default or Event of Default exists hereunder, the Borrower shall have each given its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed (provided that (i) such consent shall not be required for any assignment to another Lender, to a lender which is and remains under common control with the assigning Lender or to a wholly-owned Subsidiary of such Lender, provided that such assignee shall remain a wholly-owned Subsidiary of such Lender, and (ii) the consent of Agent shall not be required if an Event of Default exists and is continuing so long as the assignee is an institutional lender), (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (c) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined) an Assignment and Acceptance Agreement in the form of Exhibit L annexed hereto, together with any Notes subject to such assignment, (d) in no event shall any voting, consent or approval rights of a Lender


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be assigned to any Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, the Borrower or any Guarantor, which rights shall instead be allocated pro rata among the other remaining Lenders, (e) if such assignee is to become a Revolving Credit Lender, such assignee shall have a net worth or unfunded commitments as of the date of such assignment of not less than $200,000,000, unless waived by the Agent and the Borrower, (f) such assignee shall acquire an interest in the Loans of not less than $5,000,000 (or if less, the remaining Loans of the assignor), unless waived by the Agent, and so long as no Default or Event of Default exists hereunder, the Borrower, and (g) such assignee shall be subject to the terms of any intercreditor agreement among the Lenders and the Agent. Upon execution, delivery, acceptance and recording of such Assignment and Acceptance Agreement,
(i) the assignee thereunder shall be a party hereto and all other Loan Documents executed by the Lenders and have the rights and obligations of a Lender hereunder, (ii) the assigning Lender shall, upon payment to the Agent of the registration fee referred to in (S)18.2, be released from its obligations under this Agreement arising after the effective date of such assignment with respect to the assigned portion of its interests, rights and obligations under this Agreement, and (iii) the Agent may unilaterally amend Schedule 1 to reflect such assignment. In connection with each assignment, the assignee shall represent and warrant to the Agent, the assignor and each other Lender as to whether such assignee is controlling, controlled by, under common control with or is not otherwise free from influence or control by, the Borrower. Notwithstanding anything herein to the contrary, in the event that Agent shall at any time hold a Commitment less than $40,000,000.00, then such Agent shall promptly provide written notice thereof to the Lenders and the Required Lenders shall have the right, to be exercised within fifteen (15) days of delivery of such notice by such Agent, to elect to remove such Agent as Agent and replace such Agent as Agent under the Loan Documents, subject to the terms of (S)14.9.

      (S)18.2 Register. The Agent shall maintain on behalf of the Borrower a copy of each assignment delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentages of and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Guarantors, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $3,500 (provided that with respect to any assignment by a Lender to a Subsidiary as provided herein, the assigning Lender shall pay to Agent its reasonable expenses incurred in connection with such assignment in lieu of such registration fee).

      (S)18.3 New Notes. Upon its receipt of an Assignment and Acceptance Agreement executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall record the information contained therein in the Register. Within five (5) Business Days after receipt of notice of such assignment from Agent, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to


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the amount assigned to such assignee pursuant to such Assignment and Acceptance
Agreement and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance Agreement and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

      (S)18.4 Participations. Each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; provided that (a) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder, (b) such participation shall not entitle such participant to any rights or privileges under this Agreement or any Loan Documents, including without limitation, rights granted to the Lenders under
(S)4.8, (S)4.9 and (S)4.10, (c) such participation shall not entitle the participant to the right to approve waivers, amendments or modifications, (d) such participant shall have no direct rights against the Borrower, (e) such sale is effected in accordance with all applicable laws, and (f) such participant shall not be a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by any of the Borrower or any Guarantor. Any Lender which sells a participation shall promptly notify the Agent of such sale and the identity of the purchaser of such interest.

      (S)18.5 Pledge by Lender. Any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under
(S)4 of the Federal Reserve Act, 12 U.S.C. (S)341 or to such other Person as the Agent may approve to secure obligations of such lenders. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

      (S)18.6 No Assignment by Borrower. The Borrower shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each of the Lenders.

      (S)18.7 Disclosure. Borrower agrees to promptly cooperate with any Lender in connection with any proposed assignment or participation of all or any portion of its Commitment. Each of the Lenders and the Agent acknowledges and agrees for itself that certain written information provided and to be provided by the Borrower contains confidential non-public information related to Borrower and JDN DCI and agrees to keep any information delivered or made available by the Borrower to it confidential from anyone other than its employees, officers, attorneys and other advisors who are or are expected to become engaged in evaluating, administering or syndicating the Loan or rendering advice in connection therewith, and each of Agent and the Lenders agrees not to trade in the Borrower's securities in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, or Rule 10b-5 thereunder, provided that nothing herein shall prevent any of the foregoing Persons from disclosing such information (a) to


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any potential assignees or participants who have agreed to maintain the confidentiality of such information in the manner and to the extent provided in this (S)18.7, (b) upon the order of any court or administrative agency or upon the request of any administrative agency or authority having jurisdiction over any of the foregoing Persons or such potential assignees or participants, (c) upon the request or demand of any regulatory agency or authority, (d) to the extent that such information has been publicly disclosed other than as a result of a disclosure by the foregoing Persons, (e) otherwise as required by law or
(f) to the extent necessary to enforce the Loan Documents. In addition, the Lenders may make disclosure of such information to any contractual counterparty in swap agreements or such contractual counterparty's professional advisors (so long as such contractual counterparty or professional advisors to such contractual counterparty agree to be bound by the provisions of this (S)18.7).

      (S)18.8 Amendments to Mortgages. Upon any such assignment or participation, the Borrower and the Guarantors shall, upon the request of the Agent, enter into such documents as may be reasonably required by the Agent to modify the Loan Documents to reflect such assignment or participation.

      (S)18.9 Co-Agents. Neither the Documentation Agent, the Syndication Agent or any Arranger or Co-Arranger shall have any additional rights or obligations under the Loan Documents, except for those rights, if any, as a Lender.

(S)19. NOTICES.

      Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this (S)19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:

      If to the Agent or Fleet:

            Fleet National Bank
            100 Federal Street
            Boston, Massachusetts 02110
            Attn: Real Estate Division

      With a copy to:

            Fleet National Bank
            115 Perimeter Center Place, N.E.
            Suite 500
            Atlanta, Georgia 30346
            Attn: Dan Stegemoeller
            Telecopy No.: (770) 390-8434


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

      If to the Borrower:

            JDN Realty Corporation
            359 E. Paces Ferry Road
            Suite 400
            Atlanta, Georgia 30305
            Attn: Chief Financial Officer
            Telecopy No.: (404) 364-6446

to any other Lender which is a party hereto, at the address for such Lender set forth on its signature page hereto, and to any Lender which may hereafter become a party to this Agreement, at such address as may be designated by such Lender. Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by telegraph, telecopy, telefax or telex is permitted, upon being sent and confirmation of receipt. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, the Borrower, a Lender or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

(S)20. RELATIONSHIP.

      Neither the Agent nor any Lender has any fiduciary relationship with or fiduciary duty to the Borrower, the Guarantors or their respective Subsidiaries arising out of or in connection with this Agreement or the other Loan Documents or the transactions contemplated hereunder and thereunder, and the relationship between each Lender and Agent, and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

(S)21. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.

      THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN OR THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER

AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)19. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

(S)22. HEADINGS.

      The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

(S)23. COUNTERPARTS.

      This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

(S)24. ENTIRE AGREEMENT, ETC.

      The Loan Documents express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in (S)27.

(S)25. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.

      EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND

THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS (S)25. THE BORROWER ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS (S)25 WITH LEGAL COUNSEL AND THAT THE BORROWER AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

(S)26. DEALINGS WITH THE BORROWER.

      The Lenders and their Affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower, the Guarantors and their respective Subsidiaries or any of their Affiliates regardless of the capacity of the Lender hereunder.

(S)27. CONSENTS, AMENDMENTS, WAIVERS, ETC.

      Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or the Guarantors of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Lenders. Notwithstanding the foregoing, there shall be no modification or waiver of any of the covenants set forth in (S)8.7, (S)8.9 or in (S)9 without the written consent of the Required Lenders. Notwithstanding the foregoing, none of the following may occur without the written consent of each Lender: a reduction in the rate of interest on the Notes; an increase in the amount of the Commitments of the Lenders (except as provided in (S)18.1); a forgiveness, reduction or waiver of the principal of any unpaid Loan or any interest thereon or fee payable under the Loan Documents; a change in the amount of any fee payable to a Lender hereunder; the postponement of any date fixed for any payment of principal of or interest on the Loan; an extension of the Maturity Date; a change in the manner of distribution of any payments to the Lenders or the Agent; the release of the Borrower or any Guarantor or any Collateral except as otherwise provided in (S)5.4, (S)5.6,
(S)5.7 or (S)14.11; an amendment of the definition of Majority Lenders or Required Lenders or of any requirement for consent by all of the Lenders; any modification to require a Lender to fund a pro rata share of a request for an advance of the Loan made by the Borrower other than based on its Commitment Percentage; an amendment to this (S)27; an increase in the advance rate within the Borrowing Base; a modification or waiver of (S)9.6 or (S)9.8; an amendment of any of the definitions used within (S)9.6 or (S)9.8, or of the definition of Borrowing Base or any definitions used within such definition; a waiver of any indemnity of a Lender; or an amendment of any provision of this Agreement or the Loan Documents which requires the approval of all of the Lenders or the Required Lenders to require a lesser number of Lenders to approve such action. The provisions of (S)14 may not be amended without the written consent of the Agent. There shall be no amendment, modification or waiver of any provision in the Loan Documents with respect to

Swing Loans without the consent of the Swing Loan Lender, nor any amendment, modification or waiver of any provision in the Loan Documents with respect to Letters of Credit without the consent of the Issuing Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon any of the Borrower or the Guarantors shall entitle the Borrower or any Guarantor to other or further notice or demand in similar or other circumstances.

(S)28. SEVERABILITY.

      The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

(S)29. TIME OF THE ESSENCE.

      Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower and the Guarantors under this Agreement and the other Loan Documents.

(S)30. NO UNWRITTEN AGREEMENTS.

      THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ANY ADDITIONAL TERMS OF THE AGREEMENT BETWEEN THE PARTIES ARE SET FORTH BELOW.

(S)31. REPLACEMENT NOTES.

      Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.

(S)32. NO THIRD PARTIES BENEFITTED.

      This Agreement and the other Loan Documents are made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, the Agent and the holders of the Hedge Obligations, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed by its duly authorized representatives as of the date first set forth above.

                                      BORROWER:

                                      JDN REALTY CORPORATION,
                                     a Maryland corporation

                                      By: /s/ John D. Harris, Jr.
                                         ----------------------------------
                                         Name:  John D. Harris, Jr.
                                         Title: Chief Financial Officer

                                                (CORPORATE SEAL)


                                      FLEET NATIONAL BANK,
                                      individually and as Agent

                                      By: /s/ Daniel L. Silbert
                                         ----------------------------------
                                         Name:  Daniel L. Silbert
                                         Title: Vice President

                                      BANKERS TRUST COMPANY,
                                      individually and as Syndication Agent


                                      By: /s/ Steven P. Lyph
                                         ----------------------------------
                                         Name:  Steven P. Lyph
                                         Title: Director

Address:

Bankers Trust Company
130 Liberty Street, 25th Floor
New York, New York 10017
Attention: Mr. Jeffrey Baevsky
Telecopier number: 212-669-0764

                                      COMMERZBANK AG, NEW YORK AND GRAND
                                      CAYMAN BRANCHES,
                                      individually and as Documentation Agent

                                      By: /s/ E. Marcus Perry
                                         -----------------------------------
                                         Name:  E. Marcus Perry
                                         Title: Assistant Vice President


                                      By: /s/ David Buettner
                                         -----------------------------------
                                         Name:  David Buettner
                                         Title: Assistant Vice President

Address:

Commerzbank AG, New York and
  Grand Cayman Branches
2 World Financial Center
New York, New York 10281
Attention: Mr. Marcus Perry
Telecopier number: 212-266-7565

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION


                                      By: /s/ C. Jackson Hoover
                                         -------------------------------
                                         Name:  C. Jackson Hoover
                                         Title: Vice President

Address:

Wells Fargo Bank, National Association
Real Estate Group
2859 Paces Ferry Road, Suite 1805
Atlanta, Georgia  30339
Attention: Loan Administration Manager
Telecopier number: 770-435-2262

                                      FIRSTAR BANK, NATIONAL ASSOCIATION


                                      By: /s/ Maureen A. Dunne
                                         ---------------------------------
                                         Name:  Maureen A. Dunne
                                         Title: Senior Vice President

Address:

Firstar Bank, National Association
Commercial Real Estate Department
10th Floor
425 Walnut Street
CN-WN-10CR
Cincinnati, Ohio 45202
Attention: Ms. Maureen A. Dunne
Telecopier number: (513) 632-5590

                                      KEYBANK NATIONAL ASSOCIATION


                                      By: /s/ Daniel R. Heberle
                                         ------------------------------
                                         Name:  Daniel R. Heberle
                                         Title: Vice President

Address:

KeyBank National Association
129 Public Square
Cleveland, Ohio 44114-1306
Attention: Mr. Daniel R. Heberle
Telecopier number: 216-689-4997

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By: /s/ Brendon B. McCarthy
                                         ----------------------------------
                                         Name:  Brendon B. McCarthy
                                         Title: Assistant Vice President

Address:

PNC Bank, National Association
249 Fifth Avenue
One PNC Plaza
Mail Stop P1-POPP-19-2
Pittsburgh, Pennsylvania 15222
Attention: Wayne Robertson
Telecopier number: 412-762-6500

                                      SOUTHTRUST BANK, NATIONAL ASSOCIATION


                                      By: /s/ Sidney Clapp
                                         ------------------------------------
                                         Name:  Sidney Clapp
                                         Title:  Loan Officer

Address:

Southtrust Bank, National Association
Institutional Real Estate Group
420 North 20th Street, Suite 1100
Birmingham, Alabama 35203
Attention: Ms. Lynn W. Feuerlein
Telecopier number: 205-254-8270

                                      FIRST TENNESSEE BANK NATIONAL ASSOCIATION


                                      By: /s/ Timothy L. Collins
                                         ---------------------------------
                                         Name:  Timothy L. Collins
                                         Title: Vice President

Address:

First Tennessee Bank National Association
701 Market Street
Chattanooga, Tennessee 37402
Attention: Mr. Timothy L. Collins
Telecopier number: 423-757-4040

                                    EXHIBIT A

                   FORM OF AMENDED AND RESTATED TERM LOAN NOTE

$______________                                   ________________________, 2001

      FOR VALUE RECEIVED, the undersigned, JDN REALTY CORPORATION, a Maryland corporation ("Maker"), hereby promises to pay to ______________________, ("Payee"), or order, in accordance with the terms of that certain Third Amended, Restated and Consolidated Master Credit Agreement, dated as of March 29, 2001, as from time to time in effect, among Maker, Fleet National Bank, for itself and as Agent, and such other Lenders as may be from time to time named therein (the "Credit Agreement"), to the extent not sooner paid, on or before the Maturity Date, the principal sum of _________________ ($__________), with daily interest from the date thereof, computed as provided in the Credit Agreement, on the principal amount of Term Loans hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

      Payments hereunder shall be made to the Agent for the Payee at 100 Federal Street, Boston, Massachusetts 02110.

      This Note is one of one or more Term Loan Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

      Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Maker and the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Maker and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Maker, such excess shall be refunded to the undersigned Maker. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Maker (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Maker and the Lenders and the Agent.

      In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

      This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction).

      The undersigned Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

      This Note is delivered in amendment and restatement of certain of the "Notes" delivered pursuant to the Original Term Loan Agreement, as provided in the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed this Note on the day and year first above written.

                                      JDN REALTY CORPORATION,
                                      a Maryland corporation


                                      By:_______________________________________
                                         Name:
                                         Title:

                                                 (CORPORATE SEAL)

                                    EXHIBIT B

               FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE

$______________                                  _________________________, 2001

      FOR VALUE RECEIVED, the undersigned, JDN REALTY CORPORATION, a Maryland corporation ("Maker"), hereby promises to pay to ________________ __________________, ("Payee"), or order, in accordance with the terms of that certain Third Amended, Restated and Consolidated Master Credit Agreement, dated as of March 29, 2001, as from time to time in effect, among Maker, Fleet National Bank, for itself and as Agent, and such other Lenders as may be from time to time named therein (the "Credit Agreement"), to the extent not sooner paid, on or before the Maturity Date, the principal sum of _________________ ($__________), or such amount as may be advanced by the Payee under the Credit Agreement as a Revolving Credit Loan with daily interest from the date thereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

      Payments hereunder shall be made to the Agent for the Payee at 100 Federal Street, Boston, Massachusetts 02110.

      This Note is one of one or more Revolving Credit Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

      Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Maker and the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Maker and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Maker, such excess shall be refunded to the undersigned Maker. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Maker (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Maker and the Lenders and the Agent.

      In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

      This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction).

      The undersigned Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

      This Note is delivered in amendment and restatement of certain of the "Notes" delivered pursuant to the Original Revolving Credit Agreement, as provided in the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed this Note on the day and year first above written.

                                    JDN REALTY CORPORATION,
                                    a Maryland corporation


                                      By:_______________________________________
                                         Name:
                                         Title:

                                                         (CORPORATE SEAL)

                                    EXHIBIT C

                             FORM OF SWING LOAN NOTE

$______________                                    _______________________, 2001

      FOR VALUE RECEIVED, the undersigned, JDN REALTY CORPORATION, a Maryland corporation ("Maker"), hereby promises to pay to ________________ __________________, ("Payee"), or order, in accordance with the terms of that certain Third Amended, Restated and Consolidated Master Credit Agreement, dated as of March 29, 2001, as from time to time in effect, among Maker, Fleet National Bank, for itself and as Agent, and such other Lenders as may be from time to time named therein (the "Credit Agreement"), to the extent not sooner paid, on or before the Maturity Date, the principal sum of _________________ ($__________), or such amount as may be advanced by the Payee under the Credit Agreement as a Swing Loan with daily interest from the date thereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

      Payments hereunder shall be made to the Agent for the Payee at 100 Federal Street, Boston, Massachusetts 02110.

      This Note is one of one or more Swing Loan Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

      Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Maker and the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Maker and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Maker, such excess shall be refunded to the undersigned Maker. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Maker (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Maker and the Lenders and the Agent.

      In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

      This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction).

      The undersigned Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

      IN WITNESS WHEREOF, the undersigned has duly executed this Note on the day and year first above written.

                                    JDN REALTY CORPORATION,
                                    a Maryland corporation


                                      By:_______________________________________
                                         Name:
                                         Title:

                                                         (CORPORATE SEAL)

                                    EXHIBIT D

                     FORM OF ASSIGNMENT OF LEASES AND RENTS

                                    EXHIBIT E

            FORM OF UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

                                    EXHIBIT F

            FORM OF INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS

                                    EXHIBIT G

                                FORM OF MORTGAGE

                                    EXHIBIT H

                    FORM OF REQUEST FOR REVOLVING CREDIT LOAN

Fleet National Bank, as Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attn:  Dan Stegemoeller

Ladies and Gentlemen:

      Pursuant to the provisions of (S)2.7 of the Third Amended, Restated and Consolidated Master Revolving Credit Agreement dated as of March 29, 2001 (as the same may hereafter be amended, the "Credit Agreement"), among JDN Realty Corporation (the "Borrower"), Fleet National Bank for itself and as Agent, and the other Lenders from time to time party thereto, the undersigned Borrower hereby requests and certifies as follows:

      1. Revolving Credit Loan. The undersigned Borrower hereby requests a [Revolving Credit Loan under (S)2.2] [Swing Loan under (S)2.5] of the Credit
Agreement:

            Principal Amount:  $
            Type (LIBOR Rate, Base Rate):
            Drawdown Date:
            Interest Period for LIBOR Rate Loans:

by credit to the general account of the Borrower with the Agent at the Agent's Head Office.

            [If the requested Loan is a Swing Loan and the Borrower desires for such Loan to be a LIBOR Rate Loan following its conversion as provided in
(S)2.5(d), specify the Interest Period following conversion:_________________]

      2. Use of Proceeds. Such Loan shall be used for the following purposes permitted by (S)2.9 of the Credit Agreement:

                                   [Describe]

      3. No Default. The undersigned chief financial officer or chief accounting officer of Borrower certifies that the Borrower and the Guarantors are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Loan requested hereby. No condemnation proceedings are pending or, to the undersigned knowledge, threatened against any Mortgaged Property.

      4. Representations True. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or their respective Subsidiaries, contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true in all material respects as of the date on which it was made and at and as of the Drawdown Date for the Loan requested hereby, with the same effect as if made at and as of such Drawdown Date, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default has occurred and is continuing.

      5. Other Conditions. All other conditions to the making of the Loan requested hereby set forth in the Credit Agreement have been satisfied.

      6. Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.

      IN WITNESS WHEREOF, the undersigned has duly executed this request this _____ day of _______________, 2001.

                                    JDN REALTY CORPORATION,
                                    a Maryland corporation


                                      By:_______________________________________
                                         Name:
                                         Title:

                                                        (CORPORATE SEAL)


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                                    EXHIBIT I

                        FORM OF LETTER OF CREDIT REQUEST


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                                    EXHIBIT J

                       FORM OF BORROWING BASE CERTIFICATE


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                                    EXHIBIT K

                         FORM OF COMPLIANCE CERTIFICATE

Fleet National Bank, as Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attn:  Dan Stegemoeller

Ladies and Gentlemen:

      Reference is made to the Third Amended, Restated and Consolidated Master Revolving Credit Agreement dated as of March 29, 2001 (as the same may hereafter be amended, the "Credit Agreement") by and among JDN Realty Corporation (the "Borrower"), Fleet National Bank for itself and as Agent, and the other Lenders from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

      Pursuant to the Credit Agreement, Borrower is furnishing to you herewith (or have most recently furnished to you) the consolidated financial statement of Borrower for the fiscal period ended _______________ (the "Balance Sheet Date"). Such financial statement has been prepared in accordance with GAAP and presents fairly the consolidated financial position of Borrower covered thereby at the date thereof and the results of its operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

      This certificate is submitted in compliance with requirements of
(S)5.4(b), (S)7.4(c), (S)7.5(e), (S)8.8, (S)9.3 or (S)10.12 of the Credit
Agreement. If this certificate is provided under a provision other than
(S)7.4(c), the calculations provided below are made using the consolidated financial statement of Borrower as of the Balance Sheet Date adjusted in the best good faith estimate of Borrower to give effect to the making of a Loan, acquisition or disposition of property or other event that occasions the preparation of this certificate; and the nature of such event and the estimate of Borrower of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officer is the chief financial officer or chief accounting officer of Borrower.

      The undersigned representatives have caused the provisions of the Loan Documents to be reviewed and have no knowledge of any Default or Event of Default. (Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Borrower with respect thereto.)

      Borrower is providing the attached information to demonstrate compliance as of the date hereof with the covenants described in the attachment hereto.


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      IN WITNESS WHEREOF, the undersigned have duly executed this Compliance
Certificate this _____ day of ______________, 200__.

                                    JDN REALTY CORPORATION,
                                    a Maryland corporation


                                      By:_______________________________________
                                         Name:
                                         Title:

                                                         (CORPORATE SEAL)


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                                    EXHIBIT L

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT


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